Filed with the U.S. Securities and Exchange Commission on June 29, 2021

Securities Act File No. 333-255986

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. 2

Post-Effective Amendment No.

PIMCO DYNAMIC INCOME FUND

(Exact Name of Registrant as Specified in Charter)

1633 Broadway

New York, New York 10019

(Address of Principal Executive Offices)

(844) 337-4626

(Registrant’s Telephone Number, Including Area Code)

Ryan G. Leshaw

c/o Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, California 92660

(Name and Address of Agent for Service)

Copies of Communications to:

David C. Sullivan, Esq.

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, Massachusetts 02199

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

As soon as practicable after this Registration Statement becomes effective

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Unit(2)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(3)
Common Shares	143,636,539	$25.22	$3,622,513,493.59	$395,216.22

(1)	Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457 under the Securities Act of 1933.
(2)	Net asset value per common share as of June 11, 2021.
(3)	A registration fee of $109.10 was previously paid in connection with the initial filing on May 10, 2021.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

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PIMCO Dynamic Credit and Mortgage Income Fund

PIMCO Dynamic Income Fund

PIMCO Income Opportunity Fund

650 Newport Center Drive,

Newport Beach, California 92660

June [    ], 2021

Dear Shareholder:

On behalf of the Board of Trustees (the “Board”) of each of PIMCO Dynamic Income Fund (“PDI”), PIMCO Dynamic Credit and Mortgage Income Fund (“PCI”) and PIMCO Income Opportunity Fund (“PKO”) (collectively, the “Funds”), I am pleased to notify you that the Board of each Fund has approved, subject to certain conditions and shareholder approvals as discussed herein, the reorganizations of PKO and PCI (together, the “Target Funds”) with and into PDI (the “Reorganizations”).

If the Reorganizations are consummated, PDI would acquire all of the assets and liabilities of the Target Funds and the common shares of the Target Funds would, in effect, be exchanged for new common shares of PDI with an equal aggregate net asset value. The Board of PDI has also approved a conditional reduction in the annual management fee rate paid by PDI to Pacific Investment Management Company LLC (“PIMCO”), the Fund’s investment manager, from 1.15% to 1.10% of PDI’s average daily total managed assets (the “PDI Fee Reduction”) effective only if and when PCI is reorganized into PDI (the “PCI Merger”). Taking into account the PDI Fee Reduction, based on data as of December 31, 2020, the total annual expense ratio for the Combined Fund, as a percentage of net assets, is expected to be 0.01% (one basis point) higher than PDI’s current total annual expense ratio if only the PCI Merger (and not the reorganization of PKO into PDI) occurs and 0.02% (two basis points) lower than PDI’s current total annual expense ratio if both Reorganizations occur. The accompanying joint Proxy/Statement Prospectus provides additional information about the Reorganizations and PDI Fee Reduction.

If the reorganization of PKO into PDI occurs, the management fee for the Combined Fund, as a percentage of net assets, is expected to be 0.11% (11 basis points) higher than PKO’s current management fee, as a percentage of net assets, based on data as of December 31, 2020, and the Combined Fund’s contractual management fee rate is expected be 0.045% (4.5 basis points) higher than PKO’s contractual management fee rate. However, PIMCO has agreed to a 75% management fee waiver for PKO that would be in effect for two months starting on the first date on which both the PKO Proposal (as defined below) and the PDI Proposal (as defined below) have been approved by PKO and PDI shareholders, respectively.

With respect to shareholders of PKO and PDI, I am pleased to invite you to a joint special meeting of shareholders of PDI and PKO to be held at 650 Newport Center Drive, Newport Beach, CA 92660 on August 6, 2021 at 9 a.m. Pacific Time (with any adjournments or postponements thereof, the “Special Meeting”). At the Special Meeting, you will be asked to vote on certain proposals relating to the Reorganizations, including the following:

•

Shareholders of PDI. Shareholders of PDI will be asked to approve the issuance of additional common shares of PDI to be issued to the common shareholders of the Target Funds in connection with the acquisition by PDI of all of the assets and liabilities of each Target Fund (the “PDI Proposal”).

•	Shareholders of PKO. Shareholders of PKO will be asked to approve an Agreement and Plan of Reorganization (the “Plan of Reorganization”) pursuant to which PKO would be reorganized with and into PDI (the “PKO Proposal” and, together with the PDI Proposal, the “Proposals”). As noted above, PIMCO has agreed to a 75% management fee waiver for PKO that would be in effect for two months starting on the first date on which both the PKO Proposal and the PDI Proposal have been approved by PKO and PDI shareholders, respectively.

As a shareholder of PDI and/or PKO, your vote is important. After careful consideration and upon recommendation of PIMCO, the Board unanimously agreed that each Reorganization is in the best interest of shareholders of each Fund and unanimously approved the issuance of additional common shares of PDI and the Plan of Reorganization and authorized the solicitation of proxies on the Proposals.

The Board recommends PDI shareholders to vote “FOR” the PDI Proposal, and PKO shareholders to vote “FOR” the PKO Proposal. On behalf of the Board, I ask you to review the Proposals and vote. For more information about the Proposal requiring your vote, please refer to the accompanying Proxy Statement/Prospectus.

It is important that your shares be represented at the Special Meeting in person or by proxy, no matter how many shares you own. If you do not expect to attend the Special Meeting, please complete, date, sign and return the applicable enclosed proxy or proxies in the accompanying envelope, which requires no postage if mailed in the United States. Please mark and mail your proxy or proxies promptly in order to save any additional costs of further proxy solicitations and in order for the Special Meeting to be held as scheduled.

No action is needed from shareholders of PCI. The accompanying Joint Proxy Statement/Prospectus (the “Proxy Statement/Prospectus”) is being furnished to PCI shareholders for their information only.

Thank you in advance for your participation in this important event.

Sincerely,

Ryan G. Leshaw
Chief Legal Officer

PIMCO Dynamic Income Fund and

PIMCO Income Opportunity Fund

650 Newport Center Drive,

Newport Beach, California 92660

NOTICE OF A JOINT SPECIAL MEETING OF SHAREHOLDERS

To be held on August 6, 2021

Dear Shareholders:

Notice is hereby given that a joint special meeting of shareholders of each of PIMCO Dynamic Income Fund (“PDI”) and PIMCO Income Opportunity Fund (“PKO”) will be held at 650 Newport Center Drive, Newport Beach, CA 92660 on August 6, 2021 at 9 a.m. Pacific Time (with any adjournments or postponements thereof, the “Special Meeting”).1

The purpose of the Special Meeting is for:

1.

Shareholders of PDI to vote on the issuance of additional common shares of PDI (the “Merger Shares”) to be issued to shareholders of PKO and PIMCO Dynamic Credit and Mortgage Fund (“PCI”) (together with PKO, the “Target Funds”) in connection with the acquisition by PDI of all of the assets and liabilities of the Target Funds (the “PDI Proposal”).

2.

Shareholders of PKO to approve an Agreement and Plan of Reorganization by and between PKO and PDI, providing for the reorganization of PKO with and into PDI (the “PKO Proposal and, together with the PDI Proposal, the “Proposals”).

3.	Shareholders of PDI and PKO to transact such other business as may properly come before the Special Meeting.

If the Proposals are approved, each Target Fund would transfer of all of its assets to PDI in exchange for Merger Shares (and cash in lieu of fractional Merger Shares, if any) and the assumption by PDI of all of the liabilities of such Target Fund, followed by the pro rata distribution of the Merger Shares to the Target Fund shareholders in complete liquidation of the Target Fund (the “Reorganizations”). After the Reorganizations, each Target Fund will be terminated and cease to be a separate fund and the Target Fund

1 The principal executive offices of the Funds are located at 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019.

PIMCO is sensitive to the health and travel concerns of the Funds’ shareholders and the evolving recommendations from public health officials. Due to the difficulties arising from the coronavirus known as COVID-19, the date, time, location or means of conducting the Special Meeting may change. In the event of such a change, the Funds will issue a press release announcing the change and file the announcement on the SEC’s EDGAR system, among other steps, but may not deliver additional soliciting materials to shareholders or otherwise amend the Funds’ proxy materials. The Funds may consider imposing additional procedures or limitations on Special Meeting attendees or conducting the Special Meeting as a “virtual” shareholder meeting through the internet or other electronic means in lieu of an in-person meeting, subject to any restrictions imposed by applicable law. If the Special Meeting will be held virtually in whole or in part, a Fund will notify its shareholders of such plans in a timely manner and disclose clear directions as to the logistical details of the “virtual” meeting, including how shareholders can remotely access, participate in and vote at such meeting. The Funds plan to announce these changes, if any, at pimco.com/closedendfunds, and encourage you to check this website prior to the Special Meeting if you plan to attend.

shareholders will become shareholders of PDI. The Board of PDI has also approved a conditional reduction in the annual management fee rate paid by PDI to Pacific Investment Management Company LLC (“PIMCO”), the Fund’s investment manager, from 1.15% to 1.10% of PDI’s average daily total managed assets (the “PDI Fee Reduction”) effective only if and when PCI is reorganized into PDI (the “PCI Merger”). Taking into account the PDI Fee Reduction, based on data as of December 31, 2020, the total annual expense ratio for the Combined Fund, as a percentage of net assets, is expected to be 0.01% (one basis point) higher than PDI’s current total annual expense ratio if only the PCI Merger (and not the reorganization of PKO into PDI) occurs and 0.02% (two basis points) lower than PDI’s current total annual expense ratio if both Reorganizations occur.

In addition, if the reorganization of PKO into PDI occurs, the management fee for the Combined Fund, as a percentage of net assets, is expected to be 0.11% (11 basis points) higher than PKO’s current management fee, as a percentage of net assets, based on data as of December 31, 2020, and the Combined Fund’s contractual management fee rate is expected be 0.045% (4.5 basis points) higher than PKO’s contractual management fee rate. However, PIMCO has also agreed to a 75% management fee waiver for PKO that would be in effect for two months starting on the first date on which both the PKO Proposal and the PDI Proposal have been approved by PKO and PDI shareholders, respectively.

The Reorganizations will be effected only if the Proposals are approved by PKO and PDI shareholders, as applicable, and the PCI Reorganization is consummated. No action is needed by shareholders of PCI, and no meeting of shareholders of PCI is expected to be held in connection with the Reorganizations. The accompanying Joint Proxy Statement/Prospectus (“Proxy Statement/Prospectus”), which serves as a proxy statement for shareholders of PDI and PKO and a prospectus for shareholders of PKO and PCI, describes the Proposals in more detail and provides certain comparative information pertaining to the Target Funds and PDI for your evaluation.

Shareholders may attend the Special Meeting in person. Any shareholder who does not expect to attend the Special Meeting is requested to complete, date and sign the enclosed proxy card(s), and return it in the envelope provided. You also have the opportunity to provide voting instructions via telephone or the Internet. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings of Fund shares may be. If you wish to wait until the Special Meeting to vote your shares, you will need to request a paper ballot at the Special Meeting to do so.

If you have any questions regarding the enclosed Proxy Statement/Prospectus or need assistance in voting your shares, please contact AST Fund Solutions LLC (“AST”) at 800.814.0439 Monday through Friday from 9 a.m. to 10 p.m. Eastern time.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on August 6, 2021. This Notice of Special Meeting of Shareholders, the Proxy Statement/Prospectus and the form of proxy card(s) are available on the Internet at pimco.com/closedendfunds. On this website, you will be able to access the Notice of Special Meeting of Shareholders, the Proxy Statement/Prospectus, the form of proxy card(s) and any amendments or supplements to the foregoing material that are required to be furnished to shareholders. The Proxy Statement/Prospectus is expected to be first mailed to shareholders beginning on or about July 8, 2021.

After careful consideration and upon recommendation of PIMCO, the investment manager for each of the Funds, the Board recommends that you cast your vote FOR the applicable Proposals, as described in the accompanying Proxy Statement/Prospectus.

No action is needed by shareholders of PCI and no meeting of shareholders of PCI is expected to be held in connection with the Reorganizations.

By Order of the Boards of Trustees of the Funds

Ryan G. Leshaw
Chief Legal Officer
June [ ], 2021

IMPORTANT INFORMATION FOR SHAREHOLDERS OF

PIMCO DYNAMIC CREDIT AND MORTGAGE INCOME FUND

PIMCO DYNAMIC INCOME FUND

PIMCO INCOME OPPORTUNITY FUND

QUESTIONS AND ANSWERS

The following is a summary of certain information contained in the Joint Proxy Statement/Prospectus (the “Proxy Statement/Prospectus”). Shareholders should read the entire Proxy Statement/Prospectus carefully.

Questions and Answers – Shareholder Meeting and Proposals

1.	What is this document and why did you send it to me?

This document has been sent to holders of common shares of beneficial interest (“shareholders”) of each of PIMCO Dynamic Credit and Mortgage Income Fund (“PCI”), PIMCO Dynamic Income Fund (“PDI”), and PIMCO Income Opportunity Fund (“PKO”) (collectively, the “Funds”) to provide information and, with respect to PDI and PKO, solicit proxies in connection with the proposed reorganizations of each of PCI and PKO with and into PDI (the “Reorganizations”). No action is needed by shareholders of PCI and PCI shareholders are asked not to send a proxy. The accompanying Proxy Statement/Prospectus is being furnished to PCI shareholders for their information only.

The accompanying Proxy Statement/Prospectus serves as a proxy statement for shareholders of PDI and PKO and contains information about the upcoming shareholder meeting and the Reorganizations that shareholders of PDI and PKO should know before voting. In addition, because the Reorganizations would result in shareholders of PKO and PCI receiving newly issued shares of PDI, this Proxy Statement/Prospectus serves as a prospectus for shares of PDI.

Shareholders should consider retaining the Proxy Statement/Prospectus for future reference.

2.	Why is a shareholder meeting being held, and what is being proposed for approval?

The Board of Trustees (the “Board”) of each Fund has approved the Reorganizations of PKO and PCI (the “Target Funds”) into PDI, subject to approval by shareholders of PKO and PDI, as applicable, of the proposals described below and certain other conditions. The Board of PDI has also approved a conditional reduction in the annual management fee rate paid by PDI to Pacific Investment Management Company LLC (“PIMCO”), the Fund’s investment manager, from 1.15% to 1.10% of PDI’s average daily total managed assets (the “PDI Fee Reduction”) effective only if and when PCI is reorganized into PDI (the “PCI Merger”). Taking into account the PDI Fee Reduction, based on data as of December 31, 2020, the total annual expense ratio for the surviving Fund, PDI (after the closing of the Reorganizations, the “Combined Fund”), as a percentage of net assets, is expected to be 0.01% (one basis point) higher than PDI’s current total annual expense ratio if only the PCI Merger (and not the reorganization of PKO into PDI) occurs and 0.02% (two basis points) lower than PDI’s current total annual expense ratio if both Reorganizations occur.

Accordingly, at the joint special meeting of shareholders of PDI and PKO, expected to be held on August 6, 2021 (the “Special Meeting”), shareholders of PKO and PDI will be asked to approve the proposals outlined below. Shareholders of PCI are not required or being asked to vote on any proposals relating to the Reorganizations and no meeting of the shareholders of PCI is expected to be held in connection with the Reorganizations.

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PDI Shareholders: Shareholders of PDI will be asked to approve the issuance of additional common shares of PDI (the “Merger Shares”) to be issued to Target Fund shareholders in connection with the acquisition by PDI of all of the assets and liabilities of the Target Funds, as described further below (the “PDI Proposal”). If PDI shareholders approve the PDI Proposal, the PCI Merger will occur (even if the PKO Merger does not occur), as shareholders of PCI are not required to vote on the PCI Merger, and the PDI Fee Reduction will become effective on the date of the PCI Reorganization. In addition, if the PCI Merger occurs, subject to approval by PKO shareholders, PKO will be reorganized into PDI (the “PKO Merger”). If shareholders of PDI do not approve the PDI Proposal, none of the Reorganizations will occur and the PDI Fee Reduction will not take effect.

PKO Shareholders: Shareholders of PKO will be asked to approve an Agreement and Plan of Reorganization (the “Plan of Reorganization”) pursuant to which PKO would be reorganized with and into PDI (the “PKO Proposal” and, together with the PDI Proposal, the “Proposals”). As noted above, the PKO Merger is contingent upon the consummation of the PCI Merger. As a result, it is possible that the PKO Merger will not occur even if the PKO Proposal is approved and PKO otherwise satisfies its obligations and closing conditions under the Plan of Reorganization. The PCI Merger is not contingent on the PKO Merger, so the outcome of the PKO Proposal does not affect the PCI Merger. If the PKO Merger occurs, the management fee for the Combined Fund, as a percentage of net assets, is expected to be 0.11% (11 basis points) higher than PKO’s current management fee, as a percentage of net assets, based on data as of December 31, 2020, and the Combined Fund’s contractual management fee rate is expected be 0.045% (4.5 basis points) higher than PKO’s contractual management fee rate. However, PIMCO has agreed to a 75% management fee waiver for PKO that would be in effect for two months starting on the first date on which both the PKO Proposal and the PDI Proposal have been approved by PKO and PDI shareholders, respectively (the “PKO Fee Waiver”).

Additional information about the Proposals is included in the Proxy Statement/Prospectus.

If the Proposals are not approved, the Board may take such actions as it deems in the best interests of each Fund, including conducting additional solicitations with respect to the Proposals or continuing to operate each Fund as a separate Fund.

If approved, the Reorganizations are expected to close on a date approximately two to three months after (and in any event not earlier than two months after) the Special Meeting, subject to PIMCO’s market outlook and operational considerations (the “Closing Date”). The Closing Date will be communicated to shareholders following the shareholder meeting.

3.	What is the rationale for the Reorganizations?

PIMCO and the Board believe that the Reorganizations will benefit shareholders of each Fund in several ways and considered the potential costs and benefits of the Reorganizations, including the following factors outlined below, based on the information provided by PIMCO. However, there can be no assurance that these or other benefits will be achieved. In connection with the Board meetings, PIMCO provided information to the Board about the Reorganizations and responded to a number of questions and additional requests for information from the Board. The considerations noted below are based on information as of December 31, 2020.

•

Continuation of the Funds’ core investment strategies with the potential for greater access to investment opportunities. For shareholders of the Target Funds, the increased scale of the Combined Fund provides the potential for greater access to attractive investment opportunities identified by PIMCO and investment efficiencies for the Combined Fund, including the potential to trade in larger positions and at more favorable prices and transaction terms. For PKO shareholders, PIMCO expects that the Reorganizations also will provide greater investment flexibility and investment options, including access to certain investment opportunities (e.g., private residential mortgage-backed securities) identified by PIMCO as potentially beneficial to the Funds’ yields that otherwise would not be available for PKO due to its smaller asset base compared to the larger Combined Fund. The increased scale of the Combined Fund provides an opportunity for more efficient trading and implementation of the investment strategies relative to each Fund individually.

•

Greater trading volume and secondary market liquidity. The larger asset base of the Combined Fund is expected to provide greater secondary market liquidity and increased trading volume relative to each Fund, which may result in potentially tighter bid-ask spreads and better trade execution for the Combined Fund’s shareholders when purchasing or selling shares. This increased liquidity in the Combined Fund’s shares also may broaden the shareholder base and types of investors interested in purchasing Fund shares, which would be expected to further improve the Combined Fund’s trading volume and liquidity. The larger asset base of the Combined Fund, greater secondary market liquidity and increased trading volume may also increase the Fund’s ability to raise additional assets through at-the-market (“ATM”) offerings, which would benefit Fund shareholders due to NAV accretion and other factors. PIMCO has also represented that there may be benefits from having fewer PIMCO closed-end funds in the market, including the potential for increased focus by investors on the remaining PIMCO funds in the market (including the Combined Fund) and additional research coverage due to the size of the Combined Fund.

•

Impact on Fund fees and expenses. With respect to the impact of the Reorganizations on each Fund’s management fees and total annual expenses, the Boards considered the following information. See the pro forma expense table and related assumptions under “Comparison of Fees and Expenses” below for more information.

○	The contractual management fee rate of the Combined Fund is lower than the current contractual management fee rates paid by PDI and PCI;

○

pro forma total annual expenses of the Combined Fund are lower than both PDI’s and PCI’s excluding interest expenses, are lower than PCI’s including interest expenses, and are lower than PDI’s including interest expenses assuming both Reorganizations occur and higher than PDI’s including interest expenses assuming only the PCI Merger occurs;

○

the contractual management fee rate of the Combined Fund is higher than the current contractual management fee rate paid by PKO and the pro forma total annual expenses of the Combined Fund are higher than PKO’s. However, PIMCO has agreed to the PKO Fee Waiver;

○

the PKO Fee Waiver would partially offset the higher pro forma fees of the Combined Fund (relative to PKO) in an amount estimated to correspond to 2.1 years of the higher management fee based on the total assets of PKO on December 31, 2020 and assuming assets remain constant for the two-month period of the PKO Fee Waiver; and

○	the higher total annual fund operating expenses, as well as higher management fees for PKO may be offset, in whole or in part, by the potential benefits of the Reorganizations based on

PIMCO’s assertions, such as expected greater investment flexibility and additional access to investments that would otherwise not be accessible to PKO as a smaller fund.

Additional discussion of the Board’s considerations in evaluating the Reorganization is included in the section entitled “Board Considerations” in the Proxy Statement/Prospectus.

4.	What happens if the Proposals are not approved by the shareholders?

As noted above, if shareholders of PDI do not approve the PDI Proposal, none of the Reorganizations will occur, PDI’s management fee rate will not be reduced and the PKO Fee Waiver will not be implemented. If shareholders of PDI approve the PDI Proposal, the PCI Merger is expected to occur and the PDI Fee Reduction will become effective as of the date of the PCI Merger. If PKO shareholders do not approve the PKO Proposal, the PKO Merger will not occur and the PKO Fee Waiver will not be implemented, but the PCI Merger will occur if the PDI Proposal is approved. The following grid summarizes the various contingencies and shareholder approvals.

If the PDI Proposal is approved		If the PDI Proposal is not approved

• PCI is reorganized into PDI; • PDI’s management fee is reduced;		• No Reorganizations occur; • PDI’s management fee is not reduced; and • No PKO Fee Waiver
AND
If the PKO Proposal is approved	If the PKO Proposal is not approved
• PKO is reorganized into PDI; and • the PKO Fee Waiver will be implemented	• PKO is not reorganized into PDI; and • No PKO Fee Waiver

5.	Who will bear the costs associated with the Special Meeting?

PIMCO, the investment manager to the Funds, will bear all direct costs and expenses incurred in connection with the Reorganizations and the Special Meeting, including, but not limited to, proxy and proxy solicitation costs, printing and mailing costs, legal fees, and listing, registration and filing fees. The Funds and their shareholders will, however, bear any brokerage commissions or other portfolio transaction costs, including those associated with transferring certain assets to the Acquiring Fund (other than costs borne by PIMCO as part of the unified management fee (as defined below) under the Funds’ investment management agreement).

Please see Question 16 below for a discussion of the costs associated with the Reorganizations.

6.	What are the quorum and adjournment requirements for the Special Meeting?

Each Fund’s bylaws (“Bylaws”) require at least 30% of a Fund’s common shares entitled to vote on a Reorganization to be present at the shareholder meeting in person or by proxy in order to establish a quorum. If the quorum required for a proposal is not met, the persons named as proxies may propose adjournment of the shareholder meeting with respect to such proposal. Any adjournments with respect to a proposal for a Fund will require the affirmative vote of a plurality of the shares of the relevant Fund.

7.	Why are the shareholders of PDI and PKO being asked to vote?

Neither PDI’s nor PKO’s organizational documents nor state law requires shareholders to approve the Reorganizations (subject to approval by a majority of the entire Board and 75% of the Continuing Trustees).2 However, given the relative size of PDI and the Target Funds and the resulting number of Merger Shares PDI would issue in connection with the Reorganizations, applicable New York Stock Exchange (“NYSE”) rules require PDI shareholders to approve the PDI Proposal. Shareholders of PKO are required to approve the PKO Proposal under the Investment Company Act of 1940, as amended (the “1940 Act”), as there are certain important differences between PKO and PDI, as described in more detail below.

8.	Why are shareholders of PCI not being asked to vote?

Approval by PCI shareholders is not required under its organizational documents or under applicable law. In particular, because PDI and PCI are substantially identical in certain material respects, subject to Board approval and other conditions, approval by PCI shareholders is not required under Rule 17a-8 under the 1940 Act.

9.	What is the Board’s recommendation?

After careful consideration and upon recommendations of PIMCO:

•

The Board of PDI recommends that shareholders of PDI vote “FOR” the PDI Proposal, which would result in (i) the PCI Merger being consummated, (ii) the PDI Fee Reduction taking effect as of the date of the closing of the PCI Merger, and (iii) the PKO Merger being consummated (along with the PCI Merger) and the PKO Fee Waiver taking effect, if PKO shareholders approve the PKO Proposal.

•

The Board of PKO recommends that shareholders of PKO vote “FOR” the PKO Proposal, which would result in the PKO Merger being consummated (along with the PCI Merger) and the PKO Fee Waiver taking effect, if PDI shareholders approve the PDI Proposal.

For a discussion of the Board’s considerations in evaluating these matters, please see the section entitled “Board Considerations” in the Proxy Statement/Prospectus.

Questions and Answers – The Reorganizations

10.	How will the Reorganizations work?

If the Reorganizations are approved, each Reorganization would be effected pursuant to the Plan of Reorganization, which provides, at a high level, for the following:

(i) the transfer of all of the assets of the Target Fund to PDI in exchange for the Merger Shares and cash in lieu of fractional shares, if any;

(ii) the assumption by PDI of all liabilities of the Target Fund;

2 A “Continuing Trustee” is defined by the Amended and Restated Agreement and Declaration of Trust of each of PKO and PDI as “any member of the Board of Trustees who either (a) has been a member of the Board of Trustees for a period of at least thirty-six months (or since the commencement of the [Fund’s] operations, if less than thirty-six months) or (b) was nominated to serve as a member of the Board of Trustees by a majority of the Continuing Trustees then members of the Board of Trustees.”

v

(iii) the distribution of the Merger Shares (and cash in lieu of fractional Merger Shares, if any) pro rata to the shareholders of the Target Fund; and

(iv) the subsequent termination, dissolution and complete liquidation of the Target Fund.

Immediately after the close of the Reorganizations, each shareholder of each Target Fund would hold common shares of PDI (and cash in lieu of fractional Merger Shares, if any) having an aggregate net asset value equal to the aggregate net asset value of the common shares of the Target Fund held by that shareholder as of the close of business on the Closing Date.

Following the Reorganizations, the Combined Fund will continue to be managed in accordance with PDI’s existing investment objectives and strategies. As discussed below, PDI seeks current income and capital appreciation by utilizing a dynamic asset allocation strategy among multiple sectors of the global credit markets.

11.	How will the Reorganizations affect me?

If you are a Target Fund shareholder, you will receive Merger Shares (and cash in lieu of fractional merger shares, if any) with a net asset value equal to the net asset value of the common shares of the Target Fund that you own on the Closing Date. Following the Reorganizations, you would be a shareholder of the Combined Fund and would be subject to the actual fees and expenses of the Combined Fund, which may not be the same as the pro forma fees and expenses shown below. As such, future fees and expenses may be greater or less than those indicated below and may (but will not necessarily) be subject to any fee waivers and/or expense limitation arrangements entered into in the future.

If you are a shareholder of PDI, the Reorganizations will not affect the number of PDI shares that you own or the net asset value of those shares. Because PDI will issue additional common shares in connection with the Reorganizations, your shares will represent a smaller portion of PDI’s assets and voting rights following the Reorganizations. Each Fund’s common shares are traded on the NYSE, and may for a variety of reasons trade at a premium or discount to their net asset value on the date of the Reorganizations. Following the Reorganizations, PDI’s common shares are likely to trade at a premium or discount that is different from their own or the Target Funds’ common share premium or discount prior to the Reorganizations.

Each Target Fund has the same Board of Trustees, investment manager, custodian, transfer agent, legal counsel, and independent registered public accounting firm as PDI.

12.	Are there any significant differences between the investment objectives, principal investment strategies, and principal risks of the Target Funds and PDI?

Investment Objectives. The investment objectives of the Target Funds and PDI are either the same or, as shown below, substantially similar:

	PDI/Combined Fund	PCI	PKO

Investment Objective(s)	The Fund seeks current income as a primary objective and capital appreciation as a secondary objective	Same as Combined Fund	The Fund seeks current income as a primary focus and also capital appreciation

Principal Investment Strategies. The principal investment strategies of PDI and the Target Funds are similar but differ in certain ways. A comparison of select key investment strategies and policies of the Funds is set forth in the table below. Further discussion of the Funds’ principal investment strategies is included under “Comparison of Principal Investment Strategies” in the Proxy Statement/Prospectus.

Each Fund seeks to achieve its investment objectives by utilizing a dynamic asset allocation strategy among multiple fixed income sectors in the global credit markets, including corporate debt (including, among other things, fixed-, variable- and floating-rate bonds, bank loans, convertible securities and stressed debt securities issued by U.S. or foreign (non-U.S.) corporations or other business entities, including emerging market issuers), mortgage-related and other asset-backed securities, government and sovereign debt, taxable municipal bonds and other fixed-, variable- and floating-rate income-producing securities of U.S. and foreign issuers, including emerging market issuers. Each Fund may invest in investment grade debt securities and below investment grade debt securities (commonly referred to as “high yield” securities or “junk bonds”), including securities of stressed and distressed issuers, including securities that are in default or the issuers of which are in bankruptcy.

Neither PDI nor PKO has adopted a policy to invest at least 80% of its net assets in any particular industry, geography or type of investment pursuant to Rule 35d-1 under the 1940 Act. PCI has adopted a policy to invest at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of mortgage-related securities and other debt instruments of varying maturities. Each Fund operates as a diversified fund within the meaning of the 1940 Act.

PCI and PDI have the same fundamental investment restrictions, the same concentration and diversification policies, the same universe of possible portfolio contents, and all of the same investment parameters and restrictions, except that (1) while PDI will normally not invest more than 10% of its total assets in convertible debt securities (including synthetics), PCI is not subject to the same limitation, (2) unlike PDI, PCI is not subject to a limitation on investing more than 40% of total assets in bank loans, and (3) PCI has adopted a policy to invest at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of mortgage-related securities and other debt instruments of varying maturities.

PKO and PDI have substantially similar principal investment strategies, but there are some differences as discussed in further detail below. For example, while PKO may not concentrate its investments in a particular industry, PDI has a fundamental policy to invest at least 25% of its total assets (i.e., concentrate) in privately-issued mortgage-related securities. All of the other fundamental investment restrictions of PKO and PDI are the same. In addition, while PDI may not normally invest more than 20%

of its total assets in debt instruments, other than mortgage-related and other asset-backed securities that are, at the time of purchase, rated CCC+ or lower by S&P and Fitch and Caa1 or lower by Moody’s, or that are unrated but determined by PIMCO to be of comparable quality to securities so rated, PKO is not subject to the same limitation. Further, unlike PDI, PKO (1) may invest more than 10% of its total assets in convertible debt securities (including synthetics), (2) may invest up to 20% of its total assets in common stocks, and (3) may not invest more than 10% of its total assets in event-linked instruments.

Principal Investment Risks. In light of the substantial similarities between the Funds’ investment objectives and principal investment strategies, the Funds are subject to many of the same principal risks. However, like the Funds’ principal investment strategies, the Funds’ principal risks differ in certain respects. You could lose money on an investment in the Funds. The risks applicable to each Fund are listed and compared under “Comparison of Principal Investment Risks” in the Proxy Statement/Prospectus.

13.	Are the Target Funds and PDI managed by the same investment manager and portfolio managers?

PIMCO serves as the investment manager for each Fund. Following the Reorganizations, PIMCO would continue to serve as investment manager to the Combined Fund. In managing the Funds, PIMCO employs a team-based approach that leverages the full spectrum of PIMCO’s global portfolio management and credit research resources.

The portfolio managers of PDI will continue to be primarily responsible for the day-to-day management of the Combined Fund following the Reorganizations. Daniel Ivascyn and Alfred Murata are currently portfolio managers of each Fund and would continue to serve as portfolio managers of the Combined Fund along with Joshua Anderson, who currently serves as a portfolio manager to PDI but not to PCI or PKO. Mark Kiesel and Bryan Tsu serve as portfolio managers of PCI and PKO, respectively, but would not serve as portfolio managers of the Combined Fund. The table below shows the current portfolio management teams of the Funds and the expected portfolio management team of the Combined Fund:

Portfolio Managers

PDI/Combined Fund	Daniel Ivascyn	Alfred Murata	Joshua Anderson
PCI	Daniel Ivascyn	Alfred Murata	Mark Kiesel
PKO	Daniel Ivascyn	Alfred Murata	Bryan Tsu

14.	How will the Reorganizations affect the fees and expenses of the Funds?

Each Target Fund and PDI pay for the advisory, supervisory and administrative services each requires under what is essentially an all-in fee structure (the “unified management fee”) to PIMCO. The Fund (and not PIMCO) is responsible for certain fees and expenses that are not covered by the unified management fee under the investment management agreement.

Contractual Management Fee. As noted above, if the PCI Merger occurs, PDI’s annual management fee rate would be reduced from 1.15% to 1.10% of PDI’s total managed assets. “Total managed assets” includes total assets of the applicable Fund (including assets attributable to any reverse repurchase agreements, borrowings and preferred shares (and dollar rolls, for PDI and PCI) that may be outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements and borrowings (and dollar rolls, for PDI and PCI)). The table below reflects the current contractual management fee rate for PDI and each Target Fund relative to the proposed new contractual management fee for the Combined Fund.

Contractual Management Fee Comparison

(percentage of total managed assets)

Fund	Current Contractual Management Fee	Proposed Combined Fund Contractual Management Fee	Increase/(Decrease) from Current Contractual Management Fee
PDI	1.150%	1.100%	(0.050%)
PCI	1.150%		(0.050%)
PKO[3]	1.055%		0.045%

As noted above, the contractual management fee rate is based on each Fund’s “total managed assets,” which includes assets attributable to certain forms of leverage. As a result, the management fee expressed as a percentage of net assets attributable to common shares will generally differ from the contractual management fee rate described in the table above.

Total Annual Expenses. The following table shows the fees and expenses of each Fund based on net assets as of December 31, 2020, and pro forma expenses for the Combined Fund. It is intended to assist investors in understanding the fees and expenses (annualized) that an investor in the Funds or the Combined Fund would bear, directly or indirectly. The table below reflects the use of leverage in the form of reverse repurchase agreements in an amount equal to 43.13% of PDI’s, 44.72% of PCI’s and 40.66% of PKO’s total managed assets, which reflects the approximate percentage of each Fund’s total managed assets attributable to such leverage as of December 31, 2020. The table also reflects the use of leverage in the form of reverse repurchase agreements for the Combined Fund equal to 43.68% of the Combined Fund’s total managed assets, reflecting the estimated leverage of the Combined Fund on December 31, 2020 assuming the Reorganizations occurred on that date. The table shows Fund expenses as a percentage of net assets attributable to common shares. The leverage percentages above do not reflect a Fund’s use of other forms of economic leverage, such as credit default swaps or other derivative instruments. The table and example below are based on each Fund’s capital structure as of December 31, 2020, assume that the Reorganizations took place on December 31, 2020, and reflect the PDI Fee Reduction. The extent of the Fund’s assets attributable to leverage, and the Fund’s associated expenses, are likely to vary (perhaps significantly) from these assumptions.

3 The PKO Fee Waiver is not reflected in the table.

	PDI	PCI	PKO[4]	Pro Forma Combined Fund (both Reorganizations occur)	Pro Forma Combined Fund (only PCI Merger occurs)
Management Fee[5]	2.03%	2.12%	1.84%	1.95%	1.95%
Interest Payments on Borrowed Funds[6]	0.91%	1.03%	0.70%	0.96%	0.99%
Other Expenses[7]	0.01%	0.02%	0.01%	0.02%	0.02%
Total Annual Expenses[8]	2.95%	3.17%	2.55%	2.93%	2.96%

The Combined Fund’s management fee, as a percentage of net assets, is expected to be lower than PCI’s and PDI’s, but higher than PKO’s. Similarly, while the Combined Fund’s total expense ratio (assuming both Reorganizations occur) is expected to be lower than PCI’s and PDI’s current total annual expense ratios, it is expected to be higher than PKO’s current total annual expense ratio. Changes in the amount and composition of leverage utilized by the Combined Fund will impact the management fee ratios as a percentage of net assets and total annual expense ratios due to the costs associated with increased leverage.

4 The PKO Fee Waiver is not reflected in the table.

5 “Management Fee” includes fees payable to PIMCO for advisory services and for supervisory, administrative and other services. Each Fund pays, and the Combined Fund is expected to pay, for the advisory, supervisory and administrative services it requires under the unified management fee. Pursuant to an investment management agreement, PIMCO is paid a management fee at the rates reflected in the table as a percentage of the Funds’ average daily total managed assets. Each Fund (and not PIMCO) will be responsible for certain fees and expenses, which are reflected in the table above, that are not covered by the unified management fee under the investment management agreement.

6 Reflects the Fund’s use of leverage in the form of reverse repurchase agreements as of December 31, 2020, which represented in an amount equal to 43.13% of PDI’s, 44.72% of PCI’s and 40.66 % of PKO’s total managed assets as of that date, at a weighted average interest rate to PDI of 1.220%, PCI of 1.246% and PKO of 0.937%, which is based on market conditions as of December 31, 2020. Reflects the Combined Fund’s expected use of leverage in the form of reverse repurchase agreements, which represent 43.68% of the Combined Fund’s total managed assets, at a weighted average interest rate to the Combined Fund of 1.213%. The actual amount of interest expense borne by each Fund will vary over time in accordance with the level of the use of reverse repurchase agreements, dollar rolls and/or borrowings and variations in market interest rates. Borrowing expense is required to be treated as an expense of each Fund for accounting purposes. Any associated income or gains (or losses) realized from leverage obtained through such instruments is not reflected in the annual expenses table above, but would be reflected in the each Fund’s performance results.

7 Other expenses reflect actual expenses incurred for the twelve-month period ended December 31, 2020. Expenses do not include transaction costs associated with repositioning the Funds’ portfolios and/or transferring certain assets to the Acquiring Fund in connection with the Reorganizations, or normal Fund operations, including brokerage or trading expenses, if any. Based on each Target Fund’s portfolio as of June 10, 2021, the estimated portfolio transaction costs related to transferring certain assets to the Acquiring Fund in connection with the Reorganizations would be expected to be approximately 0.06% and 0.09% of PCI and PKO net assets, respectively. However, actual transaction costs may vary significantly and will depend on market conditions and each Target Fund’s portfolio holdings at the time.

8 “Interest Payments on Borrowed Funds” is borne by each Fund separately from the unified management fees paid to PIMCO. Excluding such expense, Total Annual Expenses are 2.04% for PDI, 2.14% for PCI, 1.85% for PKO, 1.97% for the Combined Fund assuming both Reorganizations occur and 1.97% for the Combined Fund assuming only the PCI Merger occurs.

x

PKO Fee Waiver. As noted above, under the PKO Fee Waiver, PIMCO has agreed to a 75% management fee waiver for PKO that would be in effect for two months starting on the first date on which both the PKO Proposal and the PDI Proposal have been approved by PKO and PDI shareholders, respectively. The PKO Fee Waiver is not reflected in the tables above. PIMCO estimates that, if the PKO Fee Waiver takes effect, based on PKO’s net assets as of December 31, 2020, PIMCO would waive (and PKO would save) approximately $1.106 million in management fees prior to the Reorganizations, which would offset approximately 2.1 years of the difference between PKO’s current management fee and the Combined Fund’s management fee following the Reorganizations. The table below shows the effect of the PKO Fee Waiver.

Effect of the PKO Fee Waiver

(based on assets as of December 31, 2020 and assuming no changes in assets for the two-month waiver period)

	PKO Management Fee		Estimated Savings to PKO through PKO Fee Waiver
	Exclusive of Waiver	During Two Month Fee Waiver Period

Contractual Management Fee (percentage of Total Managed Assets)	1.055%	0.264%[9]	N/A

Annual Fee Rate (Percentage of Net Assets)	1.840%	0.460%[9]	N/A

Estimated Fees Paid During Two-Month Waiver Period	$1.475 million	$0.369 million	$1.106 million

Additional information and comparisons of the Funds’ current fee structures and expense levels, including an expense example, are included under “Comparison of Fees and Expenses” the Proxy Statement/Prospectus.

15.	Will the Target Fund portfolios be repositioned prior to the Reorganizations?

In light of the existing similarities in the Funds’ investment strategies and holdings, PIMCO generally does not expect to restructure the Target Funds’ portfolios or reposition their holdings to a significant extent prior to or shortly after the Reorganizations in order to align with PDI’s investment strategies.

However, as of the close of business on the date that the Proposals are approved by shareholders through the Closing Date, the Target Funds will be in a “transition period” during which PIMCO may need to reposition the Target Funds’ assets to align with the investment strategies of PDI and prepare to transfer the Target Funds’ assets. During this time, the Target Funds may not be pursuing their investment objective and strategies, and limitations on permissible investments and investment restrictions will not apply.

9 Reflects the effective management fee as a percentage of net assets and total managed assets, respectively, for the two-month period during which the PKO Fee Waiver is in effect. Following the end of the two-month period, PKO’s effective contractual annual management fee rate will return to 1.055% and will be in effect until the consummation of the PKO Reorganization. As noted above, the PKO Fee Waiver will only take effect if both the PKO Proposal and the PDI Proposal have been approved by PKO and PDI shareholders, respectively.

16.	Who will bear the costs associated with the Reorganization?

PIMCO will bear the costs of the Reorganizations, exclusive of any brokerage commissions or other portfolio transaction costs, including those associated with transferring certain assets to the Acquiring Fund, which will be borne by the applicable Fund (other than costs borne by PIMCO as part of the unified management fee under the Funds’ investment management agreement). The Target Funds, PDI and their respective shareholders will not bear any other direct costs arising in connection with the transactions contemplated by the Plan of Reorganizations. However, the Funds will continue to pay transaction costs associated with repositioning the Funds’ portfolios and/or transferring certain assets to the Acquiring Fund in connection with the Reorganizations, as well as normal Fund operations, including brokerage or trading expenses, if any. Based on each Target Fund’s portfolio as of June 10, 2021, the estimated portfolio transaction costs related to transferring certain assets to the Acquiring Fund in connection with the Reorganizations would be expected to be approximately 0.06% and 0.09% of PCI and PKO net assets, respectively. However, actual transaction costs may vary significantly and will depend on market conditions and each Target Fund’s portfolio holdings at the time.

17.	Are the Reorganizations expected to create a taxable event?

It is anticipated that the Reorganizations will qualify for federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended. Accordingly, the Target Funds, PDI, and their respective shareholders are expected not to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Plan of Reorganization other than (i) any gain or loss from the close of each Target Fund’s taxable year or transfers of certain assets and (ii) any gain or loss with respect to cash received by Target Fund shareholders in lieu of fractional Merger Shares. Capital gains or losses realized in connection with any repositioning of a Target Fund’s portfolio will depend on the value of such Target Fund’s assets at the actual time of repositioning, if any.

18.	How will the Reorganizations impact distributions?

PIMCO does not expect any negative impact to PDI’s common share distribution rate solely as a result of the Reorganizations. PIMCO estimates a potential short-term negative impact on the Combined Fund’s net income in comparison to PDI’s net income levels immediately prior to the Reorganizations due to the anticipated transfer to PDI of comparatively lower-yielding assets of the Target Funds (which, as reflected in the tables below, had lower distribution rates than PDI as a percentage of NAV as of May 31, 2021). PIMCO regularly reviews the Funds’ distribution rates in light of market conditions and other factors and may recommend changes to a Fund’s distribution rate. Such recommendations would not be related to the Reorganizations.

The following table shows the Funds’ distribution rates relative to common share net asset value and market price based on distributions paid in May 2021 and net asset values and market prices as of May 31, 2021.

Fund	Distribution Rate as a Percentage of NAV	Distribution Rate as a Percentage of Market Price
PKO	9.59%	8.53%
PCI	10.18%	9.27%
PDI	10.54%	9.20%

19.	Are common shares of the Funds traded at a premium or discount?

As of May 31, 2021, each Fund traded at a premium to its respective NAV, as follows:

	PDI	PCI	PKO

Market Price	28.76	22.52	26.72
Net Asset Value	25.11	20.52	23.77
Premium	14.54%	9.75%	12.41%

For additional information about historical share prices, please see “Comparison of Share Price Data” in the Proxy Statement/Prospectus.

It is possible that, after the Reorganizations are announced and prior to the Closing Date, each Target Fund’s respective premium or discount could converge towards PDI’s premium or discount, as shareholders of the Target Funds will receive Merger Shares equal to the NAV of the applicable Target Fund as a result of the Reorganizations. In light of the premiums in the table above, to the extent a Target Fund’s premium were to converge to that of the Combined Fund (or vice versa) following the announcement or approval by shareholders of the Reorganizations, such convergence is not expected to have a material impact on a Fund’s premium or discount.

There can be no assurance that, after the Reorganizations, common shares of the Combined Fund will trade at, above or below NAV. In the Reorganizations, shareholders of each Target Fund will receive common shares of PDI based on the relative NAVs (not the market values) of each respective Target Fund’s common shares. Immediately following the Reorganizations or thereafter, the market value of the common shares of the Combined Fund may be more or less than the market value of the common shares of your Fund prior to the Reorganizations.

Questions and Answers – Voting

20.	Who is eligible to vote?

Shareholders of record of PDI and PKO at the close of business on June 10, 2021 (the “Record Date”) are entitled to be present and to vote on the applicable Proposal at the Special Meeting or any adjournments, postponements or delays thereof. Common shares represented by duly executed proxies will be voted in accordance with your instructions.

21.	How do I vote?

You can vote in one of four ways:

•	By telephone (call the toll free number listed on your proxy card or cards)
•	By Internet (log on to the website listed on your proxy card or cards)
•	By mail (using the enclosed postage prepaid envelope)
•	In person at the Special Meeting scheduled to occur at 9 a.m. Pacific Time on August 6, 2021, at 650 Newport Center Drive, Newport Beach, CA 92660.

We encourage you to vote as soon as possible so we can reach the needed quorum for the vote and avoid additional solicitation efforts. Please refer to the enclosed proxy card(s) for instructions for voting by telephone, Internet or mail.

22.	Who should I call if I have questions?

If you have questions about the Proposals described in the Proxy Statement/Prospectus, please call AST Fund Solutions LLC (“AST”), the proxy solicitor, toll free at 800.814.0439. If you have any questions about voting procedures, please call the number listed on your proxy card(s). Representatives will be available Monday through Friday from 9 a.m. to 10 p.m., Eastern time.

THE INFORMATION IN THIS JOINT PROXY STATEMENT/PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS JOINT PROXY STATEMENT/PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

SUBJECT TO COMPLETION, DATED JUNE 29, 2021

PIMCO DYNAMIC CREDIT AND MORTGAGE INCOME FUND

PIMCO DYNAMIC INCOME FUND

PIMCO INCOME OPPORTUNITY FUND

1633 Broadway

New York, New York 10019

(844) 337-4626

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE JOINT SPECIAL MEETING OF PDI AND PKO SHAREHOLDERS TO BE HELD

ON August 6, 2021

This Joint Proxy Statement/Prospectus (the “Proxy Statement/Prospectus”), including the documents incorporated by reference herein, is also available at pimco.com/closedendfunds.

JOINT PROXY STATEMENT/PROSPECTUS

DATED JUNE [    ], 2021

Joint Special Meeting of PDI and PKO Shareholders

To be held on August 6, 2021

This Proxy Statement/Prospectus is furnished to holders of common shares of beneficial interest (“shareholders”) of each of PIMCO Dynamic Credit and Mortgage Income Fund (“PCI”), PIMCO Dynamic Income Fund (“PDI”), and PIMCO Income Opportunity Fund (“PKO”) (collectively, the “Funds”) to provide information and, with respect to PDI and PKO, solicit proxies in connection with the proposed reorganizations of each of PCI and PKO with and into PDI (the “Reorganizations”). No action is needed by shareholders of PCI. The Proxy Statement/Prospectus is furnished to PCI shareholders for their information only and is not a solicitation of proxies from PCI shareholders.

The purpose of the joint special meeting of shareholders of PDI and PKO to be held at 650 Newport Center Drive, Newport Beach, CA 92660 on August 6, 2021, at 9 a.m. Pacific Time (with any adjournments or postponements thereof, the “Special Meeting”), is to consider and act upon the below-listed proposals relating to the Reorganizations (each, a “Proposal” and, together, the “Proposals”).

1.

Shareholders of PDI are being asked to approve the issuance of additional common shares of beneficial interest of PDI (the “Merger Shares”) to be issued to shareholders of PKO and PCI (together, the “Target Funds”) in exchange for the acquisition by PDI of all of the assets, and the assumption of all liabilities, of the Target Funds (the “PDI Proposal”). If PDI shareholders approve the PDI Proposal, PCI will be reorganized into PDI as described herein (the “PCI Merger”) without further action by shareholders of PCI, as shareholders of PCI are not required to vote on the PCI Merger. In addition, the Board of PDI has approved a conditional reduction in the annual management fee rate paid by PDI to Pacific Investment Management Company LLC (“PIMCO”), the Funds’ investment manager, from 1.15% to 1.10% of PDI’s average daily total managed assets effective only if and when the PCI Merger is consummated (the “PDI Fee Reduction”). Taking into account the PDI Fee Reduction, based on data as of December 31, 2020, the total annual expense ratio for the Combined Fund, as a percentage of net assets, is expected to be 0.01% (one basis point) higher than PDI’s current total annual expense ratio if only the PCI Merger (and not the reorganization of PKO into PDI) occurs and 0.02% (two basis points) lower than PDI’s current total annual expense ratio if both Reorganizations occur. If shareholders of PDI do not approve the PDI Proposal, none of the Reorganizations will occur and the PDI Fee Reduction will not take effect.

2.

Shareholders of PKO are being asked to approve an Agreement and Plan of Reorganization by and between PKO and PDI (the “Plan of Reorganization”), providing for the reorganization of PKO with and into PDI (the “PKO Proposal”). The reorganization of PKO into PDI (the “PKO Merger”) is contingent upon the consummation of the PCI Merger. As a result, it is possible that the PKO Merger will not occur even if the PKO Proposal is approved and PKO otherwise satisfies its obligations and closing conditions under the Plan of Reorganization. If the PKO Merger occurs, the management fee for the Combined Fund, as a percentage of net assets, is expected to be 0.11% (11 basis points) higher than PKO’s current management fee, as a percentage of net assets, based on data as of December 31, 2020, and the Combined Fund’s contractual management fee rate is expected be 0.045% (4.5 basis points) higher than PKO’s contractual management fee rate. However, PIMCO has agreed to a 75% management fee waiver for PKO that would be in effect for two months starting on the first date on which both the PKO Proposal and the PDI Proposal have been approved by PKO and PDI shareholders, respectively (the “PKO Fee Waiver”).

3.	Shareholders of PDI and PKO are being asked to approve the transaction of such other business as may properly come before the Special Meeting.

The Reorganizations are proposed to be effected through the transfer of all of the assets of the Target Funds to PDI in exchange for Merger Shares (and cash in lieu of fractional Merger Shares, if any) and the assumption by PDI of all of the liabilities of each Target Fund, followed by the pro rata distribution of the Merger Shares to the Target Fund shareholders in complete liquidation of the Target Funds. After the Reorganizations, each Target Fund will be terminated and cease to be a separate fund and the Target Fund shareholders will become shareholders of PDI (PDI after one or more of the Reorganizations, the “Combined Fund”).

Each Fund is a diversified, closed-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is organized as a voluntary association under Massachusetts law (commonly referred to as a “Massachusetts business trust”).

The common shares of PDI are listed on the New York Stock Exchange (“NYSE”) under the symbol “PDI,” the common shares of PCI are listed on the NYSE under the symbol “PCI” and the common shares of PKO are listed on the NYSE under the symbol “PKO.” Following the closing of the Reorganizations, it is expected that the common shares of PDI, including Merger Shares, will continue to be listed on the NYSE. Reports, proxy statements and other information concerning the Funds can be inspected at the offices of the NYSE at 11 Wall Street, New York, New York 10005.

ii

After careful consideration and upon recommendation of PIMCO, the Board unanimously agreed that each Reorganization is in the best interest of shareholders of each Fund, respectively, and unanimously recommends PDI shareholders to vote “FOR” the PDI Proposal, and PKO shareholders to vote “FOR” the PKO Proposal. No action is needed by shareholders of PCI. The Proxy Statement/Prospectus is furnished to PCI shareholders for their information only and is not a solicitation of proxies from PCI shareholders. The Proxy Statement/Prospectus is expected to be first mailed to shareholders beginning on or about July 8, 2021.

This Proxy Statement/Prospectus explains concisely what you should know before voting on the Proposals or receiving any Merger Shares. Please read it carefully and keep it for future reference.

To obtain more information about the Funds, you may obtain a free copy of the current prospectus, statement of additional information, annual/semi-annual shareholder reports and other information at pimco.com/closedendfunds, by calling toll free 844.33.PIMCO or by writing to the Funds at 650 Newport Center Drive Newport Beach, California 92660.

The following documents have been filed with the U.S. Securities and Exchange Commission (the “SEC”) and are incorporated by reference into this Proxy Statement/Prospectus:

•	The Prospectus of PCI, dated October 27, 2020, as supplemented (File No. 333-249684);

•	The Prospectus of PKO, dated February 12, 2021, as supplemented (File No. 333-248710);

•	The Prospectus of PDI, dated November 19, 2020, as supplemented (File No. 333-250288);

•	The Statement of Additional Information of PCI, dated October 27, 2020, as supplemented (File No. 333-249684);

•	The Statement of Additional Information of PKO, dated February 12, 2021, as supplemented (File No. 333-248710);

•	The Statement of Additional Information of PDI, dated November 19, 2020, as supplemented (File No. 333-250288);

•	The Statement of Additional Information dated June [ ], 2021, related to this Proxy Statement/Prospectus (the “SAI”);

•

The audited financial statements and related independent registered public accounting firm’s report for each Fund and the financial highlights for each Fund contained in the Funds’ Annual Report to shareholders of the Funds for the fiscal year ended June 30, 2020 (Accession Number 0001193125-20-234812); and

•

The financial statements for each Fund and the financial highlights for each Fund contained in the Semi-Annual Report to shareholders of the Funds for the period ended December 31, 2020 (Accession Number 0001193125-21-068764).

No other parts of the Funds’ Annual or Semi-Annual Reports are incorporated by reference herein.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and the rules, regulations and exemptive orders thereunder, and in accordance therewith, file reports and other information including proxy materials with the SEC. You also may view or obtain these documents from the SEC at www.sec.gov.

iii

The Board knows of no business other than that discussed above that will be presented for consideration at the Special Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy card(s) to vote in accordance with their best judgment.

No person has been authorized to give any information or make any representation not contained in this Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

NEITHER THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR THE U.S. COMMODITY FUTURES TRADING COMMISSION HAVE APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED THAT THIS PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE

iv

DOCUMENTS INCORPORATED BY REFERENCE, INCLUDING FINANCIAL STATEMENTS	S-3

SUPPLEMENTAL FINANCIAL INFORMATION	S-3

PART C	C-1

PROPOSALS — ISSUANCE OF MERGER SHARES AND APPROVAL OF REORGANIZATIONS

SYNOPSIS

The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus and is qualified in its entirety by reference to the more complete information contained in this Proxy Statement/Prospectus and in the SAI. Shareholders should read the entire Proxy Statement/Prospectus carefully.

Background

Each Fund is a diversified, closed-end investment company registered under the 1940 Act, and organized as a Massachusetts business trust that offers one class of common shares of beneficial interest, par value $0.00001. PCI has been in operation since January 31, 2013, PKO has been in operation since November 30, 2007, and PDI has been in operation since May 30, 2012. PIMCO is the investment manager to each Fund.

On April 29, 2021, the Board of each Fund approved proposals to reorganize each Target Fund into PDI, subject to the various shareholder approvals and other contingencies described below (the “Reorganizations”). Each Target Fund’s reorganization is subject to approval by PDI shareholders to issue Merger Shares to be distributed to the Target Fund’s shareholders. In addition, the PKO Merger is subject to approval by PKO’s shareholders and contingent on the consummation of the PCI Merger. As a result, it is possible that PKO will not reorganize into PDI even if shareholders of PKO approve the reorganization. Approval by shareholders of PCI is not required or being requested in connection with the PCI Merger. The Proxy Statement/Prospectus is furnished to PCI shareholders for their information only and is not a solicitation of proxies from PCI shareholders.

In addition to the Reorganizations, the Board of PDI has approved a conditional 0.05% (five basis points) reduction in the annual management fee rate paid by PDI to PIMCO from 1.15% to 1.10% of PDI’s average daily total managed assets effective as of the date of the consummation of the PCI Merger. The management fee reduction is, however, contingent on the consummation of the PCI Merger, which will require, among other conditions to be satisfied, approval by PDI shareholders of the issuance of Merger Shares as noted above. Taking into account the PDI Fee Reduction, based on data as of December 31, 2020, the total annual expense ratio for the Combined Fund, as a percentage of net assets, is expected to be 0.01% (one basis point) higher than PDI’s current total annual expense ratio if only the PCI Merger (and not the reorganization of PKO into PDI) occurs and 0.02% (two basis points) lower than PDI’s current total annual expense ratio if both Reorganizations occur.

If the PKO Merger occurs, the management fee for the Combined Fund, as a percentage of net assets, is expected to be 0.11% (11 basis points) higher than PKO’s current management fee, as a percentage of net assets, based on data as of December 31, 2020, and the Combined Fund’s contractual management fee rate is expected be 0.045% (4.5 basis points) higher than PKO’s contractual management fee rate. However, under the PKO Fee Waiver, PIMCO has agreed to a 75% management fee waiver for PKO that would be in effect for two months starting on the first date on which both the PKO Proposal and the PDI Proposal have been approved by PKO and PDI shareholders, respectively.

If the Reorganizations are approved, shareholders of the Target Funds would each receive Merger Shares (and cash in lieu of fractional Merger Shares, if any), based on each Target Fund’s net asset value per common share in relation to PDI’s net asset value per common share at the time of the Reorganization.

Following the Reorganizations, PDI will continue to be managed in accordance with its existing investment objectives and strategies. PDI seeks current income and capital appreciation by utilizing a dynamic asset allocation strategy among multiple sectors of the global credit markets. The Funds employ an active approach to allocation among multiple fixed income sectors based on, among other things, market conditions, valuation assessments, economic outlook, credit market trends and other economic factors. With PIMCO’s macroeconomic analysis as the basis for top-down investment decisions, including geographic and credit sector emphasis, each Fund focuses on pursuing high conviction income-generating investment ideas across multiple fixed income sectors, with an emphasis on seeking opportunities in developed and emerging global credit markets. PIMCO may choose to focus on particular countries/regions (e.g., U.S. vs. foreign), asset classes, industries and sectors to the exclusion of others at any time and from time to time based on market conditions and other factors. The relative value assessment within fixed income sectors draws on PIMCO’s regional and sector specialist insights.

As further discussed below, PDI’s investment objective, which is to seek current income as a primary objective and capital appreciation as a secondary objective, is identical to PCI’s and substantially similar to the investment objective of PKO. The principal investment strategies of PDI and each Target Fund are substantially similar but differ in certain ways. Because the investment strategies are similar, the Funds are subject to many of the same principal risks, though they also differ in certain respects. A fuller comparison of the Funds’ principal investment strategies and risks are set forth below under “Comparison of Principal Investment Strategies” and “Risk Factors.”

Each Fund has an effective “shelf” registration statement on file with the SEC authorizing the Fund to issue shares through the “shelf” registration process pursuant to Rule 415 under the Securities Act of 1933 (the “1933 Act”) (each, a “Shelf Registration Statement”). In addition, each Fund has, together with PIMCO, entered into a Sales Agreement with JonesTrading Institutional Services LLC (“JonesTrading”), pursuant to which each Fund may offer and sell its common shares offered by an applicable prospectus supplement through JonesTrading as its agent in negotiated transactions or transactions that are deemed to be “at the market” (“ATM”) as defined in Rule 415 under the 1933 Act, including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange, at prices related to the prevailing market prices or at negotiated prices. Each Fund will pay JonesTrading compensation of up to 1.00% of the gross proceeds with respect to sales of the common shares actually effected by JonesTrading under the Sales Agreement. Under the 1940 Act, the Funds may not sell any common shares at a price below the current net asset value of such shares, exclusive of any distributing commission or discount.

The Reorganization

The terms and conditions under which the Reorganizations may be consummated are set forth in the Plan of Reorganization. Significant provisions of the Plan of Reorganization are summarized here and under “Additional Information about the Reorganizations” below. However, this summary information is qualified in its entirety by reference to the Plan of Reorganization, a form of which is attached to this Proxy Statement/Prospectus as Appendix A. The Board of each Fund has approved the Plan of Reorganization.

The Plan of Reorganization provides, among other things, for the following:

(i) the transfer of all of the assets of the Target Funds to PDI in exchange for the Merger Shares (and cash in lieu of fractional Merger Shares, if any);

(ii) the assumption by PDI of all liabilities of the Target Funds;

(iii) the distribution of the Merger Shares (and cash in lieu of fractional Merger Shares, if any) pro rata to the shareholders of the Target Funds; and

(iv) the subsequent termination, dissolution and complete liquidation of the Target Fund.

If approved, the Reorganizations are expected to close on a date approximately two to three months after (and in any event not earlier than two months after) the Special Meeting (including any adjournments or postponements thereto), subject to PIMCO’s market outlook and operational considerations, the shareholder approvals described above and the satisfaction of applicable regulatory requirements and customary closing conditions (the “Closing Date”).

You will not incur additional fees or charges of any kind in connection with the Reorganizations. However, the Funds will continue to pay transaction costs associated with repositioning the Funds’ portfolios and/or transferring certain assets to the Acquiring Fund in connection with the Reorganizations, as well as normal Fund operations, including brokerage or trading expenses, if any. In light of the existing similarities in the Funds’ investment strategies and holdings, PIMCO generally does not expect to restructure the Target Funds’ portfolios or reposition their holdings to a significant extent prior to or shortly after the Reorganizations in order to align with PDI’s investment strategies. However, based on each Target Fund’s portfolio as of June 10, 2021, the estimated portfolio transaction costs related to transferring certain assets to the Acquiring Fund in connection with the Reorganizations would be expected to be approximately 0.06% and 0.09% of PCI and PKO net assets, respectively. However, actual transaction costs may vary significantly and will depend on market conditions and each Target Fund’s portfolio holdings at the time.

Tax Considerations

The Reorganizations are expected to qualify as tax-free for U.S. federal income tax purposes. Accordingly, it is expected that Target Fund shareholders will not, and the Target Fund generally will not, recognize any gain or loss as a result of a Reorganization for U.S. federal income tax purposes other than (i) any gain or loss from the close of each Target Fund’s taxable year or transfers of certain assets and (ii) any gain or loss with respect to cash received by Target Fund shareholders in lieu of fractional Merger Shares. Capital gains or losses realized in connection with any repositioning of a Target Fund’s portfolio will depend on the value of such Target Fund’s assets at the actual time of repositioning, if any. Each Fund anticipates receiving a legal opinion as to this and other expected U.S. federal income tax consequences of the Reorganizations. The legal opinions will be based in part upon certain assumptions and upon certain representations made by PDI and the Target Fund. It is possible that the Internal Revenue Service (“IRS”) or a court could disagree with this legal opinion and determine that the Reorganization does not qualify as a tax-free reorganization and is thus taxable and the Target Fund and Target Fund shareholders would recognize gain or loss, if any, as a result of the Reorganizations. PDI will be the accounting survivor of the Reorganizations.

Reasons for the Reorganizations and Board Considerations

The Board of each Fund considered and discussed matters relating to the Reorganizations at joint meetings of the Boards held on March 9, 2021, March 18, 2021, April 29, 2021 and June 29, 2021. In connection with the Board meetings, PIMCO provided information to the Boards about the Reorganizations, including information with respect to PIMCO, and responded to a number of questions and additional requests for information from the Trustees. The Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act, (the “Independent Trustees”) also met separately several times with their independent counsel to consider and discuss the Reorganizations. PIMCO recommended that the Trustees approve the Reorganizations, and in the course of the Board’s deliberations, PIMCO agreed to the PKO Fee Waiver. The Trustees reviewed the Reorganizations separately with respect to the interests of each Fund and its respective shareholders. After careful consideration, the Trustees, including the Independent Trustees, unanimously approved the Plan of Reorganization.

In approving the Reorganizations and recommending that shareholders vote for the Proposals, the Board, including the Independent Trustees, determined that participation in the Reorganizations is in the best interests of each Fund and that the interests of the existing shareholders of each Fund will not be diluted as a result of the Reorganizations. The determination to approve the Reorganizations was made on the basis of each Trustee’s business judgment after consideration of all of the factors deemed relevant to each Trustee taken as a whole, though individual Trustees may have placed different weights on various factors and assigned different degrees of materiality to various conclusions.

In approving the Plan and the Reorganizations, the Board of each Fund (with the advice and assistance of independent counsel to the Independent Trustees) considered the potential costs and benefits of the Reorganizations, including the following factors outlined below, based on the information provided by PIMCO. However, there can be no assurance that these or other benefits will be achieved. The considerations noted below are based on information as of December 31, 2020.

•

Continuation of the Funds’ core investment strategies with the potential for greater access to investment opportunities. For shareholders of the Target Funds, the increased scale of the Combined Fund provides the potential for greater access to attractive investment opportunities identified by PIMCO and investment efficiencies for the Combined Fund, including the potential to trade in larger positions and at more favorable prices and transaction terms. For PKO shareholders, PIMCO expects that the Reorganizations also will provide greater investment flexibility and investment options, including access to certain investment opportunities (e.g., private residential mortgage-backed securities) identified by PIMCO as potentially beneficial to the Funds’ yields that otherwise would not be available for PKO due to its smaller asset base compared to the larger Combined Fund. The increased scale of the Combined Fund provides an opportunity for more efficient trading and implementation of the investment strategies.

•

Greater trading volume and secondary market liquidity. The larger asset base of the Combined Fund is expected to provide greater secondary market liquidity and increased trading volume relative to each Fund, which may result in potentially tighter bid-ask spreads and better trade execution for the Combined Fund’s shareholders when purchasing or selling shares.    This increased liquidity in the Combined Fund’s shares also may broaden the shareholder base and types of investors interested in purchasing Fund shares, which would be expected to further improve the Combined Fund’s trading volume and liquidity. The larger asset base of the Combined Fund, greater secondary market liquidity and increased trading volume may also increase the Fund’s ability to raise additional assets through ATM offerings, which would benefit Fund shareholders due to NAV accretion and other factors. PIMCO has also represented that there may be benefits from having fewer PIMCO closed-end funds in the market, including the potential for increased focus by investors on the remaining PIMCO funds in the market (including the Combined Fund) and additional research coverage due to the size of the Combined Fund.

•

Impact on Fund fees and expenses. With respect to the impact of the Reorganizations on each Fund’s management fees and total annual expenses, the Boards considered the following information. See the pro forma expense table and related assumptions under “Comparison of Fees and Expenses” below for more information.

o	The contractual management fee rate of the Combined Fund is lower than the current contractual management fee rates paid by PDI and PCI;

o

pro forma total annual expenses of the Combined Fund are lower than both PDI’s and PCI’s excluding interest expenses, are lower than PCI’s including interest expenses, and are lower than PDI’s including interest expenses assuming both Reorganizations occur and higher than PDI’s including interest expenses assuming only the PCI Merger occurs;

o

the contractual management fee rate of the Combined Fund is higher than the current contractual management fee rate paid by PKO and the pro forma total annual expenses of the Combined Fund are higher than PKO’s. However, PIMCO has agreed to the PKO Fee Waiver;

o

the PKO Fee Waiver would partially offset the higher pro forma fees of the Combined Fund (relative to PKO) in an amount estimated to correspond to 2.1 years of the higher management fee based on the total assets of PKO on December 31, 2020 and assuming assets remain constant for the two-month period of the PKO Fee Waiver; and

o

the higher total annual fund operating expenses, as well as higher management fees for PKO may be offset, in whole or in part, by the potential benefits of the Reorganizations based on PIMCO’s assertions, such as expected greater investment flexibility and additional access to investments that would otherwise not be accessible to PKO as a smaller fund.

The Boards also considered, among other things:

•

PIMCO, and not the Funds, will bear most of the costs of the Reorganizations, such as proxy solicitation and legal expenses, but exclusive of any brokerage commissions or other portfolio transaction costs of the Funds, including those associated with transferring certain assets to the Acquiring Fund, which would be borne by the applicable Fund (other than costs borne by PIMCO as part of the unified management fee under the IMA (as defined below)) and, on the other hand, PIMCO would benefit from reduced administrative costs covered by PIMCO under the unitary fee arrangements;

•

that the portfolio transaction costs to be borne by the Funds in connection with the Reorganizations could change, perhaps significantly, depending on market conditions and each Target Fund’s portfolio holdings prior to the Reorganizations;

•	the investment objectives of the Target Funds and PDI are substantially similar;

•

the investment limitations, principal investment strategies and related risks of the Target Funds and PDI are similar but differ in certain ways as described herein under “Comparison of Principal Investment Strategies” and “Risk Factors”;

•

in light of the existing similarities in the Funds’ investment strategies and holdings, PIMCO generally does not expect to restructure the Target Funds’ portfolios or reposition their holdings to a significant extent prior to or shortly after the Reorganizations in order to align with PDI’s investment strategies;

•

Target Fund shareholders would receive substantially similar investment advisory and supervision and administration services from PIMCO as shareholders of PDI, and PDI’s contractual relationships and the terms of those contracts with PIMCO are substantially similar to those of the Target Funds;

•

with limited exceptions outlined herein under “Comparison of Management,” the portfolio managers of the Target Funds will not change following the Reorganizations and PDI will continue to be managed by qualified and experienced portfolio managers;

•	variations in the type and amount of leverage of the Funds over various time periods and the impact on the investment advisory fee (based on total managed assets) and total expenses for those periods;

•

PIMCO’s assertion that it does not intend to change materially the Combined Fund’s use of leverage (amount, type and cost) as a result of the Reorganization from the leverage arrangements of the Target Funds or PDI;

•

the relative performance (on a NAV and market price basis) of each Target Fund and PDI for the 1-, 3-, 5-, 10-year (if available) and since inception periods as well as the Funds’ historical distribution rates;

•

PIMCO’s assertions that the anticipated broader investment flexibility of the Combined Fund is expected to benefit PKO shareholders with the potential for more attractive investment opportunities in the future;

•

the Funds are all organized as Massachusetts business trusts and the common shareholders of each Fund have identical voting rights and rights with respect to payment of dividends and distributions of assets upon liquidation of their respective Fund and have no preemptive, conversion or exchange rights;

•

the aggregate NAV (not the market value) of the Merger Shares that shareholders of each Target Fund will receive in the Reorganizations will equal the aggregate NAV (not the market value) of the common shares of the Target Funds that such shareholders own immediately prior to the Reorganizations, and the NAV of the shares of each Target Fund should not be diluted on the basis of NAV as a result of the Reorganizations, including with respect to Fund assets for which there is not a readily available market quotation that must be fair valued for purposes of effecting the Reorganizations;

•

PIMCO’s assertion that, based on a review of prior closed-end fund mergers, it would expect the Reorganizations would have a relatively limited impact on the premium of each Target Fund or PDI as a result of the Reorganizations, although whether a Fund’s common shares trade at a premium or discount is a result of a variety of factors that are largely outside of PIMCO’s control, and it is difficult to predict how the Reorganizations would affect the market price of a Fund’s common shares;

•

the Funds will receive a legal opinion from Fund counsel, Ropes & Gray LLP, to the effect that the Reorganizations will constitute a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, and that the Target Fund and its shareholders generally will not recognize gain or loss for U.S. federal income tax purposes in the Reorganization (except for (i) any gain or loss from the close of the Target Fund’s taxable year or transfers of certain assets and (ii) any gain or loss with respect to cash received by the shareholders of each Target Fund in lieu of fractional Merger Shares);

•

PIMCO’s assertion that it expects all of the undistributed net investment income (“UNII”), if any of each Target Fund to be distributed to shareholders of each Target Fund prior to the Reorganizations and that, although the Combined Fund’s UNII is expected to decrease immediately following the Reorganizations, PIMCO has expressed the view that it does not expect any negative impact to PDI’s common share distribution rate solely as a result of the Reorganizations (see below for additional tax information);

•	the PKO Merger will be submitted to the shareholders of PKO for their approval;

•

the PCI Merger is not required to, and will not be submitted to the shareholders of PCI for their approval because the PCI Reorganization does not require approval by PCI shareholders under Rule 17a-8 under the 1940 Act or PCI’s Amended and Restated Agreement and Declaration of Trust or Amended and Restated By-Laws; and

•	Target Fund shareholders who do not wish to become shareholders of PDI will have an opportunity to sell their Target Fund shares on the NYSE before the Reorganizations.

The Boards also considered information from PIMCO relating to the historical and pro forma tax attributes (certain gains and losses) of the Funds, and the anticipated effect of the Reorganizations on the tax attributes of the Funds. The Boards considered information provided by PIMCO relating to the potential tax costs to the Combined Fund’s shareholders resulting primarily from the application of the loss limitation rules to the Combined Fund’s realized and unrealized pre-Reorganization losses, and PIMCO’s opinion that based on the Funds’ historical activities, the annual amounts of such limitations were expected to be sufficiently small to allow the Combined Fund to use PKO’s, PCI’s, and PDI’s losses without practical limitations, but there can be no assurance in that regard.

The Boards also considered that the Reorganizations might provide certain benefits to PIMCO. These benefits include providing PIMCO with an opportunity to retain certain assets under management currently attributable to the Target Funds and reputational benefits from managing a larger Combined Fund. These may include, for example, administrative and operational efficiencies, cost savings (such as custody and audit expenses), and a reduction in certain expenses paid to third parties (all paid for by PIMCO under the Funds’ unitary fee arrangements), as a result of the elimination of the Target Funds as separate funds and managing one portfolio rather than managing three separate portfolios.

The Boards also considered the effect of the unified fee structure, the expected cost savings to PIMCO that would result from the Reorganizations, the higher fees on assets contributed by PKO to the Combined Fund (offset by lower fees on the significantly larger amount of assets contributed by PCI and PDI), and the reduced management fees and overall reduction in revenue under the PKO Fee Waiver and the PDI Fee Reduction in evaluating the potential benefits to PIMCO. The Boards considered the overall effect of the Reorganizations on PIMCO’s profitability from managing the Funds, including on a pro forma basis under various assumptions. In reviewing such pro forma profitability, the Boards considered that the increase in the pro forma profitability of the Combined Fund was immaterial as compared with PDI’s profitability.

The Boards considered possible alternatives to the Reorganizations, including continuing to operate each fund separately, or changes in PKO’s fundamental investment restrictions, which would require approval by PKO’s shareholders.

After consideration of these and other factors it deemed appropriate, the Boards (including the Independent Trustees voting separately) determined that the Reorganizations as proposed by PIMCO are in the best interests of the Funds and would not dilute the interests of the existing shareholders of the Funds. The Boards noted that if shareholders of PDI do not approve the PDI Proposal, none of the Reorganizations will occur and PDI’s management fee rate will not be reduced, and if PKO shareholders do not approve the PKO Proposal, the PKO Merger will not occur, but the PCI Merger will occur if the

PDI Proposal is approved and the PDI Fee Reduction will become effective on the date of the PCI Merger.

Shareholders of PDI and PKO may also wish to take these factors into consideration when determining whether to vote FOR the PDI Proposal or PKO Proposal, as applicable.

Board Recommendation

After careful consideration and upon recommendation of PIMCO:

◾

The Board of PDI recommends that shareholders of PDI vote “FOR” the PDI Proposal, which would result in (i) the PCI Merger being consummated, (ii) the PDI Fee Reduction taking effect as of the date of the closing of the PCI Merger, and (iii) the PKO Merger being consummated and the PKO Fee Waiver taking effect, if PKO shareholders approve the PKO Proposal.

◾

The Board of PKO recommends that shareholders of PKO vote “FOR” the PKO Proposal, which would result in the PKO Merger being consummated (along with the PCI Merger) and the PKO Fee Waiver taking effect, if PDI shareholders approve the PDI Proposal.

For a discussion of the Board’s considerations in evaluating these matters, please see the section above entitled “Reasons for the Reorganization and Board Considerations.”

Comparison of Investment Objectives

As shown in the table below, the Funds have either the same or substantially similar investment objectives. Following the Reorganizations, the Combined Fund will have the same investment objectives as PDI.

	PDI/Combined Fund	PCI	PKO
Investment Objective(s)	The Fund seeks current income as a primary objective and capital appreciation as a secondary objective	Same as Combined Fund.	The Fund seeks current income as a primary focus and also capital appreciation

Each Fund cannot change its respective investment objective without the approval of the holders of a “majority of the outstanding” shares of the Fund. A “majority of the outstanding” shares (whether voting together as a single class or voting as a separate class) means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of those shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less.

Comparison of Fees and Expenses

Each Fund pays for the advisory, supervisory and administrative services each requires under what is essentially an all-in fee structure (the “unified management fee”) to PIMCO. Pursuant to an investment management agreement between PIMCO and the Funds (the “IMA”), each Fund has agreed to pay PIMCO an annual fee, payable monthly, based on a percentage of the Fund’s average daily “total managed assets,” for the services rendered, for the facilities PIMCO provides and for certain expenses borne by PIMCO pursuant to the IMA. “Total managed assets” includes total assets of the applicable

Fund (including assets attributable to any reverse repurchase agreements, borrowings and preferred shares (and dollar rolls, for PDI and PCI) that may be outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements and borrowings (and dollar rolls, for PDI and PCI)). The Fund (and not PIMCO) is responsible for certain fees and expenses that are not covered by the unified management fee under the IMA.

The level of expense savings (or increases) resulting from the Reorganizations will vary depending on the whether both Reorganizations occur (or only the PCI Merger) and the resulting size of the Combined Fund. Assuming both Reorganizations occur, the Combined Fund is expected to incur lower total annual operating expenses (both inclusive and exclusive of interest expenses) than are currently incurred by PCI and PDI. The Combined Fund is expected to incur higher total annual operating expenses (both inclusive and exclusive of interest expenses) than are currently incurred by PKO.

The following tables compare the management fees and other expenses of the Funds and the estimated pro forma expenses that PIMCO estimates the Combined Fund will bear after giving effect to the Reorganizations.

Contractual Management Fee. As noted above, if the PCI Merger occurs, PDI’s annual management fee rate would be reduced from 1.15% to 1.10% of PDI’s total managed assets. The table below reflects the current contractual management fee rate for each Fund relative to the proposed new contractual management fee for the Combined Fund.

Contractual Management Fee Comparison

(percentage of total managed assets)

Fund	Current Contractual Management Fee	Proposed PDI Contractual Management Fee	Increase/(Decrease) from Current Contractual Management Fee

PDI	1.150%	1.100%	(0.050%)
PCI	1.150%		(0.050%)
PKO[10]	1.055%		0.045%

As noted above, the contractual management fee rate is based on each Fund’s “total managed assets,” which includes assets attributable to certain forms of leverage. As a result, the management fee expressed as a percentage of net assets attributable to common shares will generally differ from the contractual management fee rate described in the table above.

Total Operating Expenses. The following table shows the fees and expenses of each Fund based on net assets as of December 31, 2020, and pro forma expenses for the Combined Fund. It is intended to assist investors in understanding the fees and expenses (annualized) that an investor in the Funds or the Combined Fund would bear, directly or indirectly. The table below reflects the use of leverage in the form of reverse repurchase agreements in an amount equal to 43.13% of PDI’s, 44.72% of PCI’s and 40.66% of PKO’s total managed assets, which reflects the approximate percentage of each Fund’s total managed assets attributable to such leverage as of December 31, 2020. The table also reflects the use of leverage in the form of reverse repurchase agreements for the Combined Fund equal to 43.68% of the Combined Fund’s total managed assets, reflecting the estimated leverage of the Combined Fund on December 31, 2020 assuming the Reorganizations occurred on that date. The table shows Fund expenses as a percentage

10 The PKO Fee Waiver is not reflected in the table.

of net assets attributable to common shares. The leverage percentages above do not reflect a Fund’s use of other forms of economic leverage, such as credit default swaps or other derivative instruments. The table and example below are based on each Fund’s capital structure as of December 31, 2020, assume that the Reorganizations took place on December 31, 2020, and reflect the PDI Fee Reduction. The extent of the Fund’s assets attributable to leverage, and the Fund’s associated expenses, are likely to vary (perhaps significantly) from these assumptions.

	PDI	PCI	PKO[11]	Pro Forma Combined Fund (both Reorganizations occur)	Pro Forma Combined Fund (only PCI Merger occurs)
Management Fee[12]	2.03%	2.12%	1.84%	1.95%	1.95%
Interest Payments on Borrowed Funds[13]	0.91%	1.03%	0.70%	0.96%	0.99%
Other Expenses[14]	0.01%	0.02%	0.01%	0.02%	0.02%
Total Annual Expenses[15]	2.95%	3.17%	2.55%	2.93%	2.96%

The Combined Fund’s management fee, as a percentage of net assets, is expected to be lower than PCI’s and PDI’s, but higher than PKO’s. Similarly, while the Combined Fund’s total expense ratio (assuming both Reorganizations occur) is expected to be lower than PCI’s and PDI’s current total annual expense

11 The PKO Fee Waiver is not reflected in the table.

12 “Management Fee” includes fees payable to PIMCO for advisory services and for supervisory, administrative and other services. Each Fund pays, and the Combined Fund is expected to pay, for the advisory, supervisory and administrative services it requires under the unified management fee. Pursuant to an investment management agreement, PIMCO is paid a Management Fee at the rates reflected in the table as a percentage of the Funds’ average daily total managed assets. Each Fund (and not PIMCO) will be responsible for certain fees and expenses, which are reflected in the table above, that are not covered by the unified management fee under the investment management agreement.

13 Reflects the Fund’s use of leverage in the form of reverse repurchase agreements as of December 31, 2020, which represented in an amount equal to 43.13% of PDI’s, 44.72% of PCI’s and 40.66 % of PKO’s total managed assets as of that date, at a weighted average interest rate to PDI of 1.220%, PCI of 1.246% and PKO of 0.937%, which is based on market conditions as of December 31, 2020. Reflects the Combined Fund’s expected use of leverage in the form of reverse repurchase agreements, which represent 43.68% of the Combined Fund’s total managed assets, at a weighted average interest rate to the Combined Fund of 1.213%. The actual amount of interest expense borne by each Fund will vary over time in accordance with the level of the use of reverse repurchase agreements, dollar rolls and/or borrowings and variations in market interest rates. Borrowing expense is required to be treated as an expense of each Fund for accounting purposes. Any associated income or gains (or losses) realized from leverage obtained through such instruments is not reflected in the annual expenses table above, but would be reflected in the each Fund’s performance results.

14 Other expenses reflect actual expenses incurred for the twelve-month period ended December 31, 2020. Expenses do not include transaction costs associated with repositioning the Funds’ portfolios and/or transferring certain assets to the Acquiring Fund in connection with the Reorganizations, or normal Fund operations, including brokerage or trading expenses, if any. Based on each Target Fund’s portfolio as of June 10, 2021, the estimated portfolio transaction costs related to transferring certain assets to the Acquiring Fund in connection with the Reorganizations would be expected to be approximately 0.06% and 0.09% of PCI and PKO net assets, respectively. However, actual transaction costs may vary significantly and will depend on market conditions and each Target Fund’s portfolio holdings at the time.

15 “Interest Payments on Borrowed Funds” is borne by each Fund separately from the unified management fees paid to PIMCO. Excluding such expense, Total Annual Expenses are 2.04% for PDI, 2.14% for PCI, 1.85% for PKO, 1.97% for the Combined Fund assuming both Reorganizations occur and 1.97% for the Combined Fund assuming only the PCI Merger occurs.

ratios, it is expected to be higher than PKO’s current total annual expense ratio. Changes in the amount and composition of leverage utilized by the Combined Fund will impact the management fee ratios as a percentage of net assets and total annual expense ratios due to the costs associated with increased leverage.

PKO Fee Waiver. As noted above, under the PKO Fee Waiver, PIMCO has agreed to a 75% management fee waiver for PKO that would be in effect for two months starting on the first date on which both the PKO Proposal and the PDI Proposal have been approved by PKO and PDI shareholders, respectively. The PKO Fee Waiver is not reflected in the tables above. PIMCO estimates that, if the PKO Fee Waiver takes effect, based on PKO’s net assets as of December 31, 2020, PIMCO would waive (and PKO would save) approximately $1.106 million in management fees prior to the Reorganizations, which would offset approximately 2.1 years of the difference between PKO’s current management fee and the Combined Fund’s management fee following the Reorganizations. The table below shows the effect of the PKO Fee Waiver.

Effect of the PKO Fee Waiver

(based on assets as of December 31, 2020 and assuming no changes in assets for the two-month waiver period)

	PKO Management Fee		Estimated Savings to PKO through PKO Fee Waiver
	Exclusive of Waiver	During Two Month Fee Waiver Period
Contractual Management Fee (percentage of Total Managed Assets)	1.055%	0.264%[16]	N/A
Annual Fee Rate (Percentage of Net Assets)	1.840%	0.460%[16]	N/A
Estimated Fees Paid During Two-Month Waiver Period	$1.475 million	$0.369 million	$1.106 million

Expense Example

The level of expenses incurred by the Combined Fund will vary depending on the combination of the proposed Reorganizations and the resulting size of the Combined Fund, and furthermore, there can be no assurance that future expenses will not increase or that any expected expense savings for any Fund will be realized.

The following example illustrates the expenses that shareholders would pay on a $1,000 investment in common shares of each Fund, including the Combined Fund, assuming (1) that the Reorganizations had occurred on December 31, 2020, (2) that each Fund’s net assets do not increase or decrease, (3) that each Fund incurs total annual expenses at the rate shown in the total annual operating expenses table above in years 1 through 10 (assuming the same level of assets attributable to reverse repurchase agreements as a

16 Reflects the effective management fee as a percentage of net assets and total managed assets, respectively, for the two-month period during which the PKO Fee Waiver is in effect. Following the end of the two-month period, PKO’s effective contractual annual management fee rate will return to 1.055% and will be in effect until the consummation of the PKO Reorganization. As noted above, the PKO Fee Waiver will only take effect if both the PKO Proposal and the PDI Proposal have been approved by PKO and PDI shareholders, respectively.

percentage of the Fund’s total managed assets as in the table above) and (4) a 5% annual return throughout the period17:

Fund	1 Year	3 Years	5 Years	10 Years
PCI	$32	$98	$166	$348
PKO[18]	$26	$79	$136	$289
PDI	$30	$91	$155	$327
Pro Forma Combined Fund (both Reorganizations occur)	$30	$91	$154	$325
Pro Forma Combined Fund (only PCI Merger occur)	$30	$92	$156	$328

Comparison of Principal Investment Strategies

The Combined Fund will be managed pursuant to all the same principal investment strategies as PDI. The principal investment strategies of PDI and the Target Funds are similar but differ in certain ways. Each Fund will seek to achieve its investment objectives by utilizing a dynamic asset allocation strategy among multiple fixed income sectors in the global credit markets, including corporate debt (including, among other things, fixed-, variable- and floating-rate bonds, bank loans, convertible securities and stressed debt securities issued by U.S. or foreign (non-U.S.) corporations or other business entities, including emerging market issuers), mortgage-related and other asset-backed securities, government and sovereign debt, taxable municipal bonds and other fixed-, variable- and floating-rate income-producing securities of U.S. and foreign issuers, including emerging market issuers. Each Fund may invest in investment grade debt securities and below investment grade debt securities (commonly referred to as “high yield” securities or “junk bonds”), including securities of stressed and distressed issuers, including securities that are in default or the issuers of which are in bankruptcy.

Neither PDI nor PKO has adopted a policy to invest at least 80% of its net assets in any particular industry, geography or type of investment pursuant to Rule 35d-1 under the 1940 Act. PCI has adopted a policy to invest at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of mortgage-related securities and other debt instruments of varying maturities. Each Fund operates as a diversified fund within the meaning of the 1940 Act.

Each Fund may make investments in debt instruments and other securities directly or through one or more wholly-owned and controlled subsidiaries formed by the Fund (each, a “Subsidiary”). References herein to a Fund include references to such Fund’s Subsidiary, if any, in respect of a Fund’s investment exposure. The allocation of a Fund’s portfolio in a Subsidiary will vary over time and might not always

17 The expense example should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown. The example assumes that the estimated Interest Payments on Borrowed Funds and Other Expenses set forth in the annual expenses table are accurate, that the rate listed under Total Annual Expenses remains the same each year and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example.

18 The PKO Fee Waiver is not reflected in this table. As noted above, PIMCO estimates that, if the PKO Fee Waiver takes effect, based on PKO’s net assets as of December 31, 2020, PIMCO would waive (and PKO would save) approximately $1.106 million in management fees prior to the Reorganizations, which would partially offset the higher expenses of the Combined Fund compared to PKO.

include all of the different types of investments described herein. As of the date of this Proxy Statement/Prospectus, only PDI and PCI have made investments through a Subsidiary.

Summary of Differences

PCI and PDI have the same fundamental investment restrictions, the same concentration and diversification policies, the same universe of possible portfolio contents, and all of the same investment parameters and restrictions, except that (1) while PDI will normally not invest more than 10% of its total assets in convertible debt securities (including synthetics), PCI is not subject to the same limitation, (2) unlike PDI, PCI is not subject to a limitation on investing more than 40% of total assets in bank loans, and (3) PCI has adopted a policy to invest at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of mortgage-related securities and other debt instruments of varying maturities.

PKO and PDI have substantially similar principal investment strategies, but there are some differences as discussed in further detail below. For example, while PKO may not concentrate its investments in a particular industry, PDI has a fundamental policy to invest at least 25% of its total assets (i.e., concentrate) in privately-issued mortgage-related securities. All of the other fundamental investment restrictions of PKO and PDI are the same. In addition, while PDI may not normally invest more than 20% of its total assets in debt instruments, other than mortgage-related and other asset-backed securities that are, at the time of purchase, rate CCC+ or lower by S&P and Fitch and Caa1 or lower by Moody’s, or that are unrated but determined by PIMCO to be of comparable quality to securities so rated, PKO is not subject to the same limitation. Further, unlike PDI, PKO (1) may invest more than 10% of its total assets in convertible debt securities (including synthetics), (2) may invest up to 20% of its total assets in common stocks, and (3) may not invest more than 10% of its total assets in event-linked instruments.

It is expected that PDI and PCI normally will have a short to intermediate average portfolio duration (i.e., within a zero to eight year range), and that PKO normally will have an intermediate average portfolio duration (i.e., within a two to eight year range).

Portfolio Management Strategies

Dynamic Allocation Strategy. On behalf of each Fund, PIMCO, employs an active approach to allocation among multiple fixed income sectors based on, among other things, market conditions, valuation assessments, economic outlook, credit market trends and other economic factors. With PIMCO’s macroeconomic analysis as the basis for top-down investment decisions, including geographic and credit sector emphasis, each Fund focuses on pursuing high conviction income-generating investment ideas across multiple fixed income sectors, with an emphasis on seeking opportunities in developed and emerging global credit markets. PIMCO may choose to focus on particular countries/regions (e.g., U.S. vs. foreign), asset classes, industries and sectors to the exclusion of others at any time and from time to time based on market conditions and other factors. The relative value assessment within fixed income sectors draws on PIMCO’s regional and sector specialist insights. Each Fund will observe various investment guidelines as summarized below.

Investment Selection Strategies. Once each Fund’s top-down, portfolio positioning decisions have been made as described above, PIMCO selects particular investments for the Fund by employing a bottom-up, disciplined credit approach which is driven by fundamental, independent research within each sector/asset class represented in the Fund, with a focus on identifying securities and other instruments with solid and/or improving fundamentals.

PIMCO utilizes strategies that focus on credit quality analysis, duration management and other risk management techniques. PIMCO attempts to identify, through fundamental research driven by independent credit analysis and proprietary analytical tools, debt obligations and other income-producing securities that provide current income and/or opportunities for capital appreciation based on its analysis of the issuer’s credit characteristics and the position of the security in the issuer’s capital structure.

Consideration of yield is only one component of the portfolio managers’ approach in managing the Fund. PIMCO also attempts to identify investments that may appreciate in value based on PIMCO’s assessment of the issuer’s credit characteristics, forecast for interest rates and outlook for particular countries/regions, currencies, industries, sectors and the global economy and bond markets generally.

Credit Quality. Each Fund may invest in debt instruments that are, at the time of purchase, rated below investment grade, or unrated but determined by PIMCO to be of comparable quality. However, each of PDI and PCI will not normally invest more than 20% of its total assets in debt instruments, other than mortgage-related and other asset-backed securities, that are, at the time of purchase, rated CCC+ or lower by S&P, and Fitch and Caa1 or lower by Moody’s, or that are unrated but determined by PIMCO to be of comparable quality to securities so rated. PDI and PCI may invest without limit in mortgage-related and other asset-backed securities regardless of rating—i.e., of any credit quality. PKO may invest without limit in securities of any rating. For purposes of applying the foregoing policies, in the case of securities with split ratings (i.e., a security receiving two different ratings from two different rating agencies), each Fund will apply the higher of the applicable ratings. Each Fund may invest in securities of stressed issuers, which include securities at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s or CC or lower by S&P or Fitch) or, if unrated, are determined by PIMCO to be of comparable quality. Debt instruments of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal, and are commonly referred to as “high yield” securities or “junk bonds.” Debt instruments in the lowest investment grade category also may be considered to possess some speculative characteristics. Each Fund may, for hedging, investment or leveraging purposes, make use of credit default swaps, which are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default or other credit event by the issuer of the debt obligation.

Independent Credit Analysis. PIMCO relies primarily on its own analysis of the credit quality and risks associated with individual debt instruments considered for the Fund, rather than relying exclusively on rating agencies or third-party research. Each Fund’s portfolio managers utilize this information in an attempt to manage credit risk and/or to identify issuers, industries or sectors that are undervalued and/or offer attractive yields relative to PIMCO’s assessment of their credit characteristics. This aspect of PIMCO’s capabilities will be particularly important to the extent that the Fund invests in high yield securities and in securities of emerging market issuers.

Duration Management. It is expected that PDI and PCI normally will have a short to intermediate average portfolio duration (i.e., within a zero to eight year range), and that PKO normally will have an intermediate average portfolio duration (i.e., within a two to eight year range), as calculated by PIMCO, although it may be shorter or longer at any time or from time to time depending on market conditions and other factors. While a Fund may seek to maintain a short to intermediate (or intermediate) average portfolio duration, as noted above, there is no limit on the maturity or duration of any individual security in which a Fund may invest. PIMCO believes that maintaining duration within this range offers flexibility and the opportunity to seek above-average returns while potentially limiting exposure to interest rate volatility and related risks. Duration is a measure used to determine the sensitivity of a security’s price to change in interest rates. A Fund’s duration strategy may entail maintaining a negative average portfolio duration from time to time, which would potentially benefit the portfolio in an environment of rising market interest rates, but would generally adversely impact the portfolio in an environment of falling or neutral market interest rates. PIMCO may also utilize certain strategies, including without limit investments in structured notes or interest rate futures contracts or swap, cap, floor or collar transactions, for the purpose of reducing the interest rate sensitivity of a Fund’s portfolio, although there is no assurance that it will do so or that such strategies will be successful.

Portfolio Contents

Each Fund’s portfolio may include, without limitation, bonds, debentures, notes, and other debt securities of U.S. and foreign (non-U.S.) corporate and other issuers, including commercial paper; mortgage-related and other asset-backed securities issued by governmental agencies or other governmental entities or by private originators or issuers; U.S. Government securities; obligations of foreign governments or their sub-divisions, agencies and government sponsored enterprises and obligations of international agencies and supranational entities; municipal securities and other debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, including taxable municipal securities (such as Build America Bonds); payment-in-kind securities; step-ups; zero-coupon bonds; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or indexed securities; catastrophe bonds and other event-linked bonds; credit-linked notes; credit-linked trust instruments; structured credit products; bank loans (including, among others, senior loans, delayed funding loans, covenant-lite obligations revolving credit facilities and loan participations and assignments); preferred securities; convertible debt securities (i.e., debt securities that may be converted at either a stated price or stated rate into underlying shares of common stock), including synthetic convertible debt securities (i.e., instruments created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security, such as an income-producing security and the right to acquire an equity security) and contingent convertible securities; and bank certificates of deposit, fixed time deposits and bankers’ acceptances. The rate of interest on an income-producing security may be fixed, floating or variable, and may move in the opposite direction to interest rates generally or the interest rate on another security or index (i.e., inverse floaters). Certain corporate income-producing securities, such as convertible bonds, also may include the right to participate in equity appreciation. Each Fund may invest in debt securities of stressed issuers.

Subject to the investment limitations described under “Credit Quality” above, at any given time and from time to time, substantially all of the Funds’ portfolios may consist of below investment grade securities and/or mortgage-related or other types of asset backed securities. Each Fund may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche.

Each Fund may invest without limit in securities of U.S. issuers and without limit in securities of foreign (non-U.S.) issuers, securities traded principally outside of the United States, and securities denominated in currencies other than the U.S. dollar. Each Fund may invest without limit in investment grade sovereign debt denominated in the relevant country’s local currency with less than 1 year remaining to maturity (“short-term investment grade sovereign debt”), including short-term investment grade sovereign debt issued by emerging market issuers. Each Fund may invest up to 40% of its total assets in securities and instruments that are economically tied to “emerging market” countries other than investments in short-term investment grade sovereign debt issued by emerging market issuers, where as noted above there is no limit. Each Fund may also invest directly in foreign currencies, including local emerging market currencies.

PKO may invest up to 20% of its total assets in common stocks from time to time, including those it has received through the conversion of a convertible security held by PKO or in connection with the restructuring of a debt security. PKO may invest up to 40% of its total assets in bank loans (including, among others, senior loans, delayed funding loans, covenant-lite obligations and revolving credit facilities). PDI and PCI will not normally invest directly in common stocks of operating companies. However, PDI and PCI may own and hold common stocks of operating companies in its portfolio from time to time in connection with a corporate action or the restructuring of a debt instrument, or through the conversion of a convertible security held by the Funds. With respect to each of PDI, PCI and PKO, common stocks include common shares and other common equity interest issued by public or private issuers.

PDI may normally invest up to 40% of its total assets in bank loans (including, among others, senior loans, delayed funding loans, covenant-lite obligations, revolving credit facilities and loan participations and assignments). PDI will not normally invest more than 10% of its total assets in convertible debt securities (i.e., debt securities that may be converted at either a stated price or stated rate into underlying shares of common stock), including synthetic convertible debt securities (i.e., instruments created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security and the right to acquire an equity security).

Each Fund may also invest in preferred securities.

As a matter of fundamental policy, PDI and PCI will normally invest at least 25% of its total assets in privately-issued (commonly known as “non-agency”) mortgage-related securities. PKO may not concentrate its investments in a particular industry.

Each Fund may, but is not required to, utilize various derivative strategies (both long and short positions) involving the purchase or sale of futures and forward contracts (including foreign currency exchange contracts), call and put options, credit default swaps, total return swaps, basis swaps and other swap agreements and other derivative instruments for investment purposes, leveraging purposes or in an attempt to hedge against market, credit, interest rate, currency and other risks in the portfolio. Each Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales.

Each Fund may invest in securities that have not been registered for public sale in the U.S. or relevant non-U.S. jurisdictions, including without limit securities eligible for purchase and sale pursuant to Rule 144A under the Securities Act, or relevant provisions of applicable non-U.S. law, and other securities issued in private placements. Each Fund may also invest in securities of other investment companies, including, without limit, ETFs, and may invest in foreign ETFs. Each Fund may invest in REITs. Each Fund may invest in securities of companies with any market capitalization, including small and medium capitalizations.

PKO will not invest more than 10% of its total assets in event-linked instruments, and will not invest more than 7.5% of its total assets in event-linked instruments the performance of which is linked to a particular event and region.

Each Fund may invest without limit in illiquid investments (i.e., investments that the Funds reasonably expect cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment).

Each Fund may make investments in debt instruments and other securities or instruments directly or through one or more wholly-owned subsidiaries. The allocation of a Fund’s portfolio in a Subsidiary will vary over time and might not always include all of the different types of investments described herein.

PDI and PCI may invest, either directly or indirectly through its wholly-owned and controlled Subsidiaries, in shares, certificates, notes or other securities issued by a special purpose entity (“SPE”) sponsored by an alternative lending platform or its affiliates (the “Sponsor”) that represent the right to receive principal and interest payments due on pools of whole loans or fractions of whole loans, which may (or may not) be issued by the Sponsor, held by the SPE (“Alt Lending ABS”) backed by consumer, residential or other loans, issued by an SPE sponsored by an online or alternative lending platform or an affiliate thereof. When acquiring loans or purchasing Alt Lending ABS, PDI and PCI are not restricted by any particular borrower credit criteria. Accordingly, certain loans acquired by PCI or PDI or underlying any Alt Lending ABS purchased by PCI or PDI may be subprime in quality, or may become subprime in quality.

Each Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer and the bank or broker-dealer agrees to repurchase the security at the Fund’s cost plus interest within a specified time. For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers or other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Funds is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objectives, particularly during periods of volatile market movements.

Temporary Defensive Investments. Upon PIMCO’s recommendation, for temporary defensive purposes or in order to keep its cash fully invested, each Fund may deviate from its investment strategy by investing some or all of its total assets in investments such as high grade debt securities, including high quality, short-term debt securities, and cash and cash equivalents. The Funds may not achieve their investment objectives when they do so.

Please refer to “Comparison of Use of Leverage” below for a discussion and comparisons of the Funds’ use of leverage.

Comparison of Management

PIMCO serves as the investment manager for each Fund. Following the Reorganizations, PIMCO would continue to serve as investment manager to the Combined Fund. In managing the Funds, PIMCO employs a team-based approach that leverages the full spectrum of PIMCO’s global portfolio management and credit research resources. Each Fund has the same Board of Trustees, custodian, transfer agent, legal counsel, and independent registered public accounting firm, and the Board and service providers are expected to continue acting in the same capacities for the Combined Fund.

The portfolio managers of PDI will continue to be primarily responsible for the day-to-day management of the Combined Fund following the Reorganizations. Messrs. Daniel Ivascyn and Alfred Murata are currently portfolio managers of each Fund and would continue to serve as portfolio managers of the Combined Fund along with Joshua Anderson, who currently serves as a portfolio manager to PDI. Mark Kiesel and Bryan Tsu serve as portfolio managers of PCI and PKO, respectively, but would not serve as portfolio managers of the Combined Fund. The table below shows the current portfolio management teams of the Funds and the expected portfolio management team of the Combined Fund:

Portfolio Managers

PDI/Combined Fund	Daniel Ivascyn	Alfred Murata	Joshua Anderson

PCI	Daniel Ivascyn	Alfred Murata	Mark Kiesel

PKO	Daniel Ivascyn	Alfred Murata	Bryan Tsu

Mr. Ivascyn is Group Chief Investment Officer and a managing director in the Newport Beach office. He is lead portfolio manager for the firm’s income strategies and credit hedge fund and mortgage opportunistic strategies. He is a member of PIMCO’s Executive Committee and a member of the Investment Committee. Morningstar named him Fixed-Income Fund Manager of the Year (U.S.) for 2013, and he was inducted into the Fixed Income Analysts Society Hall of Fame in 2019. He has 29 years of investment experience and holds an MBA in analytic finance from the University of Chicago Graduate School of Business.

Mr. Murata is a managing director and portfolio manager in the Newport Beach office, managing income-oriented, multi-sector credit, opportunistic and securitized strategies. Morningstar named him Fixed-Income Fund Manager of the Year (U.S.) for 2013. He has 21 years of investment experience and holds a Ph.D. in engineering-economic systems and operations research from Stanford University. He also earned a J.D. from Stanford Law School and is a member of the State Bar of California.

Mr. Anderson is a managing director and portfolio manager on the income team in the Newport Beach office. He also leads the global asset-backed securities portfolio management team and supports the firm’s opportunistic strategies. He has 26 years of investment experience and holds an MBA from the State University of New York, Buffalo.

Mr. Kiesel is CIO Global Credit and a managing director in the Newport Beach office. He is a member of the Investment Committee, a generalist portfolio manager, and the global head of corporate bond portfolio management, with oversight for the firm’s investment grade, high yield, and bank loan business as well as credit research and PIMCO’s actively managed MLP/energy strategies. Morningstar named him Fixed-Income Fund Manager of the Year in 2012 and a finalist in both 2010 and 2017. He has 28 years of investment experience and holds an MBA from the University of Chicago’s Graduate School of Business.

Mr. Tsu is an executive vice president and portfolio manager. He focuses on commercial mortgage-backed securities and collateralized loan obligations and is a member of the StocksPLUS portfolio management team. He has 15 years of investment experience and holds a bachelor’s degree in economics and operations research from Columbia University.

Comparison of Use of Leverage

Each Fund currently utilizes leverage principally through reverse repurchase agreements, and may also obtain leverage through borrowings, such as through bank loans or commercial paper and/or other credit facilities. Each Fund may also enter into transactions other than those noted above that may give rise to a form of leverage including, among others, dollar rolls, selling credit default swaps, futures and forward contracts (including foreign currency exchange contracts), total return swaps and other derivative transactions, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions. Each Fund may also determine to issue preferred shares or other types of senior securities to add leverage to its portfolio.

Under normal market conditions, PKO will limit its use of leverage from reverse repurchase agreements (whether or not these instruments are covered in accordance with the standards of the 1940 Act) such that the proceeds therefrom to PKO will not exceed 50% of PKO’s total assets (including the amounts of leverage obtained through the use of such instruments) at the time utilized. Each of PDI and PCI will limit its use of leverage from any combination of (i) reverse repurchase agreements or dollar roll transactions (whether or not these instruments are covered as discussed below), (ii) borrowings (i.e., loans or lines of credit from banks or other credit facilities), (iii) any future issuance of preferred shares, and (iv) to the extent described below, credit default swaps, other swap agreements and futures contracts (whether or not these instruments are covered with segregated assets as discussed below) such that the assets attributable to the use of such leverage will not exceed 50% of the respective Fund’s total assets (including, for purposes of the 50% limit, the amounts of leverage obtained through the use of such instruments).

Each Fund utilizes certain kinds of leverage, such as reverse repurchase agreements and credit default swaps, opportunistically and may choose to increase or decrease, or eliminate entirely, its use of such leverage over time and from time to time based on PIMCO’s assessment of the yield curve environment, interest rate trends, market conditions and other factors.

Each Fund also may borrow money in order to repurchase its shares or as a temporary measure for extraordinary or emergency purposes, including for the payment of dividends or the settlement of securities transactions which otherwise might require untimely dispositions of portfolio securities held by such Fund.

The table below shows the amount and source of leverage as a percentage of total managed assets used across the Funds as of December 31, 2020.

	Total Effective Leverage[19]	Source of Leverage
		Reverse Repurchase Agreements	Credit Default Swaps	Other

PKO	42.12%	39.66%	2.46%	0.00%

PCI	45.44%	44.13%	1.31%	0.00%

PDI	43.97%	42.49%	1.47%	0.00%

In general, PIMCO does not expect to change the way in which the Combined Fund uses leverage following the Reorganizations, including with respect to the types of leverage utilized and the historical range of PDI’s leverage ratio as a percentage of total managed assets. As such, it is not expected that the Reorganizations will have a material impact on PDI’s leverage levels or composition. However, the Combined Fund will continue to use different kinds of leverage opportunistically and may choose to increase, decrease or eliminate leverage from time to time based on PIMCO’s assessment of the yield curve environment, interest rate trends, market conditions and other factors.

Comparison of Share Price Data

Common shares of closed-end investment companies, such as the Funds, frequently trade at prices lower than NAV. Shares of closed-end investment companies have during some periods traded at prices higher than NAV and during other periods traded at prices lower than NAV. It is not possible to

19 “Total Effective Leverage” is expressed as percentage of “total managed assets,” which, for purposes of this table, includes net assets applicable to common shareholders, preferred shares, reverse repurchase agreements, credit default swaps and other forms of leverage, which differs from the definition of “total managed assets” used elsewhere in this prospectus/proxy statement.

determine whether the common shares of the Combined Fund will trade at a premium or discount to NAV following the Reorganization, or what the extent of any such premium or discount might be.

In addition to NAV, market price may be affected by factors relating to the Fund such as dividend levels and stability (which will in turn be affected by Fund expenses, including the costs of any leverage used by the Fund, levels of interest payments by the Fund’s portfolio holdings, levels of appreciation/depreciation of the Fund’s portfolio holdings, regulation affecting the timing and character of Fund distributions and other factors), portfolio credit quality, liquidity, market supply and demand and similar factors relating to the Fund’s portfolio holdings. As a result, the market price of a Fund’s common shares may be greater or less than NAV per share. Upon the closing of the Reorganizations, it is expected that the common shares of the Combined Fund will continue to be listed on the NYSE.

The following table sets forth, for each of the periods indicated, the high and low closing market prices of the Fund’s Common Shares on the NYSE, the high and low NAV per common share and the high and low premium/discount to NAV per common share.

	PKO
	Common Share Market Price		Common Share Net Asset Value		Premium (Discount) as a % of Net Asset Value
Quarter	High	Low	High	Low	High	Low

Quarter ended March 31, 2021	$26.49	$24.65	$23.88	$23.20	13.49%	4.66%
Quarter ended December 31, 2020	$25.61	$22.55	$23.65	$21.86	9.30%	2.92%
Quarter ended September 30, 2020	$24.69	$22.21	$22.33	$21.11	12.99%	1.88%
Quarter ended June 30, 2020	$23.47	$18.24	$21.33	$18.79	13.32%	(2.93)%
Quarter ended March 31, 2020	$28.73	$14.67	$24.84	$18.19	16.14%	(25.65)%
Quarter ended December 31, 2019	$27.94	$26.54	$24.25	$23.79	16.22%	9.98%
Quarter ended September 30, 2019	$27.92	$25.87	$24.94	$23.87	12.85%	8.29%
Quarter ended June 30, 2019	$27.11	$26.31	$24.83	$24.34	9.91%	7.52%
Quarter ended March 31, 2019	$26.67	$25.39	$24.41	$23.69	9.66%	5.92%
Quarter ended December 31, 2018	$27.50	$23.27	$25.08	$23.57	9.66%	(1.40)%
Quarter ended September 30, 2018	$27.79	$27.15	$25.20	$24.84	10.81%	8.67%
Quarter ended June 30, 2018	$27.82	$26.32	$25.49	$25.04	9.92%	4.03%
Quarter ended March 31, 2018	$26.61	$24.75	$25.60	$25.14	4.21%	(2.63)%
Quarter ended December 31, 2017	$26.78	$25.24	$25.93	$25.45	4.12%	(1.44)%
Quarter ended September 30, 2017	$27.21	$25.16	$25.69	$25.01	8.16%	0.04%

	PCI
	Common Share Market Price		Common Share Net Asset Value		Premium (Discount) as a % of Net Asset Value
Quarter	High	Low	High	Low	High	Low

Quarter ended March 31, 2021	$22.57	$20.95	$20.54	$19.99	11.40%	3.45%
Quarter ended December 31, 2020	$21.38	$18.86	$20.25	$18.57	7.73%	0.69%
Quarter ended September 30, 2020	$20.08	$18.52	$18.90	$18.08	7.61%	0.32%
Quarter ended June 30, 2020	$19.72	$15.48	$18.18	$16.26	14.70%	(4.80)%
Quarter ended March 31, 2020	$25.54	$14.28	$23.32	$15.58	10.56%	(20.02)%
Quarter ended December 31, 2019	$25.65	$24.56	$23.01	$22.57	12.07%	7.53%
Quarter ended September 30, 2019	$24.60	$23.36	$23.67	$22.59	7.44%	0.64%
Quarter ended June 30, 2019	$24.57	$23.10	$23.58	$23.03	5.21%	(0.39)%
Quarter ended March 31, 2019	$23.92	$21.05	$23.08	$22.38	4.05%	(6.03)%
Quarter ended December 31, 2018	$24.65	$20.00	$23.80	$22.27	3.57%	(10.31)%
Quarter ended September 30, 2018	$24.41	$23.60	$23.91	$23.63	2.84%	(0.80)%
Quarter ended June 30, 2018	$23.64	$22.67	$23.99	$23.68	(0.42)%	(4.63)%
Quarter ended March 31, 2018	$23.16	$21.96	$23.83	$23.49	(2.11)%	(7.85)%
Quarter ended December 31, 2017	$23.41	$21.84	$23.91	$23.46	(1.02)%	(7.50)%
Quarter ended September 30, 2017	$23.14	$21.80	$23.54	$22.86	(0.69)%	(5.55)%

	PDI
	Common Share Market Price		Common Share Net Asset Value		Premium (Discount) as a % of Net Asset Value
Quarter	High	Low	High	Low	High	Low

Quarter ended March 31, 2021	$28.66	$25.92	$25.21	$24.50	16.33%	4.99%
Quarter ended December 31, 2020	$27.13	$24.17	$24.85	$23.35	10.19%	3.15%
Quarter ended September 30, 2020	$25.36	$24.01	$23.53	$22.51	10.15%	3.58%
Quarter ended June 30, 2020	$27.04	$20.04	$22.75	$20.05	19.65%	(0.64)%
Quarter ended March 31, 2020	$33.61	$17.74	$27.69	$19.29	21.56%	(12.09)%
Quarter ended December 31, 2019	$33.83	$32.37	$27.34	$26.76	24.45%	18.61%
Quarter ended September 30, 2019	$32.54	$30.72	$28.38	$27.04	19.37%	10.03%
Quarter ended June 30, 2019	$33.25	$30.73	$28.29	$27.71	18.50%	10.30%
Quarter ended March 31, 2019	$32.50	$29.18	$27.83	$27.26	17.37%	7.04%
Quarter ended December 31, 2018	$34.04	$26.95	$29.11	$27.13	16.98%	(0.77)%
Quarter ended September 30, 2018	$33.65	$31.93	$29.21	$28.81	16.41%	10.33%
Quarter ended June 30, 2018	$31.98	$30.52	$29.12	$28.83	10.01%	5.53%
Quarter ended March 31, 2018	$30.86	$29.57	$29.08	$28.64	7.38%	2.67%
Quarter ended December 31, 2017	$31.17	$29.32	$29.20	$28.69	7.45%	1.45%
Quarter ended September 30, 2017	$31.03	$28.98	$29.03	$28.19	8.53%	2.22%

To the extent a Target Fund is trading at a smaller premium (or a larger discount) than PDI at the time of its Reorganization, such Target Fund shareholders would have the potential for an economic benefit by an increased premium (or decreased discount). To the extent a Target Fund is trading at a greater premium (or smaller discount) than PDI at the time of its Reorganization, such Target Fund shareholders may be negatively impacted if the Reorganization is consummated. Shareholders of PDI may also be benefitted or negatively impacted by the Reorganization to the extent the Combined Fund trades at a larger or smaller discount or premium than PDI at the time of the Reorganizations.

There can be no assurance that, after the Reorganizations, common shares of the Combined Fund will trade at, above or below NAV. In the Reorganizations, shareholders of each Target Fund will receive common shares of PDI based on the relative NAVs (not the market values) of each respective Target Fund’s common shares. The market value of the common shares of the Combined Fund may be more or less than the market value of the common shares of your Fund prior to the Reorganizations.

Dividends and Other Distributions

Each Fund makes regular monthly cash distributions to shareholders at a rate based upon the past and projected net income of the Fund. Subject to applicable law, each Fund may fund a portion of its distributions with gains from the sale of portfolio securities and other sources. The dividend rate that a Fund pays on its shareholders may vary as portfolio and market conditions change, and will depend on a number of factors, including without limit the amount of the Fund’s undistributed net investment income and net short- and long-term capital gains, as well as the costs of any leverage obtained by the

Fund (including interest or other expenses on any reverse repurchase agreements, dollar rolls and borrowings and dividends payable on any preferred shares issued by the Fund). As portfolio and market conditions change, the rate of distributions and a Fund’s dividend policy could change. There can be no assurance that a change in market conditions or other factors will not result in a change in the Combined Fund distribution rate or that the current or expected distribution rate will be sustainable in the future.

Each Fund’s distributions for each fiscal year or period since inception have been comprised of income and net realized gains, and, with respect to PKO and PCI, have included a return of capital as a component of the Fund’s total distribution. Since inception, PKO has increased its distribution rate once, PCI has increased its distribution rate twice and PDI has increased its distribution rate three times.

PIMCO does not expect any negative impact to PDI’s distribution rate solely as a result of the Reorganizations. PIMCO estimates a potential short-term negative impact on the Combined Fund’s net income in comparison to PDI’s net income levels immediately prior to the Reorganizations due to the anticipated transfer to PDI of comparatively lower-yielding assets of the Target Funds (which, as reflected in the tables below, had lower distribution rates than PDI as a percentage of NAV as of May 31, 2021).

The following table shows the Funds’ distribution rates relative to common share net asset value and market price based on distributions paid in May 2021 and net asset values and market prices as of May 31, 2021.

Fund	Distribution Rates		Comparison to PDI
	Relative to NAV	Relative to Market Value	Relative to NAV (%)	Relative to Market Price (%)
PKO	9.59%	8.53%	(0.95)%	(0.67)%
PCI	10.18%	9.27%	(0.36)%	0.07%
PDI	10.54%	9.20%	-	-

PIMCO regularly reviews the Funds’ distribution rates, taking into account, for example, a Fund’s current and expected earnings, the overall market environment and PIMCO’s current economic and market outlook, and may recommend changes to a Fund’s distribution rate in connection with such review. Such recommendations would not be related to the Reorganizations.

The tax characterization of each Fund’s distributions made in a taxable year cannot finally be determined until at or after the end of such taxable year. As a result, there is a possibility that each Fund may make total distributions during a taxable year in an amount that exceeds the Fund’s net investment income and net realized capital gains for the relevant year (as reduced by any capital loss carry-forwards). For example, each Fund may distribute amounts early in the year that are derived from short-term capital gains, but incur net short-term capital losses later in the year, thereby offsetting short-term capital gains out of which the Fund has already made distributions. In such a situation, the amount by which such Fund’s total distributions exceed net investment income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of a shareholder’s tax basis in his or her common shares, with any amounts exceeding such basis treated as gain from the sale of common shares. In general terms, a return of capital would occur where a Funds distribution (or portion thereof) represents a return of a portion of your investment, rather than net income or capital gains generated from your investment during a particular period. Although return of capital distributions are not taxable, such distributions would reduce the basis of a shareholder’s common shares and therefore may increase a shareholder’s capital gains, or decrease a shareholder’s capital loss, upon a sale of common shares, thereby potentially increasing a shareholder’s tax liability. Each Fund will prepare and make available to shareholders detailed tax information with respect to such Fund’s distributions annually.

Each Fund’s dividend reinvestment plan (“DRIP”) is substantially similar. Each Fund has a DRIP commonly referred to as an “opt-out” plan. Each common shareholder who does not specifically elect to receive cash will automatically participate in the DRIP and will have all distributions of dividends reinvested in additional common shares by American Stock Transfer & Trust Company, LLC as agent (the “Plan Agent”). Common shareholders who elect not to participate in the DRIP will receive all distributions in cash paid by check mailed directly to the stockholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent.

Additional Information about the Reorganization

Please refer to “Additional Information Regarding the Proposals” below for more information about the Reorganizations, including information with respect to the rights of shareholders, purchase, exchange and redemption policies, distribution arrangements, dividends and other distributions, the Plan of Reorganization and expenses of the Reorganizations.

RISK FACTORS

You could lose money on an investment in the Funds. An investment in a Fund is not deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” Each Fund is subject to the principal risks indicated below, whether through direct investments, investments by a subsidiary (if applicable) or derivative positions. Each Fund may be subject to additional risks other than those identified and described below because the types of investments made by a Fund can change over time. The following table identifies and compares the principal risks of investing in the Funds. Further descriptions and information about the principal risks of investing in the Combined Fund are described below the table.

Principal Risk	PKO	PCI	PDI/Combined Fund

Anti-Takeover Provisions	x	x	x

Asset Allocation Risk	x	x	x

Call Risk	x	x	x

Certain Affiliations	x	x	x

Collateralized Loan Obligations Risk	x	x	x

Concentration Risk		x	x

Confidential Information Access Risk	x	x	x

Contingent Convertible Securities Risk	x	x	x

Convertible Securities Risk	x	x	x

Counterparty Risk	x	x	x

“Covenant-Lite” Obligations Risk	x	x	x

Credit Default Swaps Risk	x	x	x

Credit Risk	x	x	x

Currency Risk	x	x	x

Cybersecurity Risk	x	x	x

Debt Securities Risk	x	x	x

Derivatives Risk	x	x	x

Distressed and Defaulted Securities Risk	x	x	x

Emerging Markets Risk	x	x	x

Equity Securities and Related Market Risk	x	x	x

Focused Investment Risk	x

Foreign (Non-U.S.) Investment Risk	x	x	x

Fund Distribution Rates	x	x	x

High Yield Securities Risk	x	x	x

Principal Risk	PKO	PCI	PDI/Combined Fund

Inflation/Deflation Risk	x	x	x

Inflation-Indexed Security Risk	x	x	x

Interest Rate Risk	x	x	x

Issuer Risk	x	x	x

Leverage Risk	x	x	x

Liquidity Risk	x	x	x

Loans and Other Indebtedness; Loan Participations and Assignments Risk	x	x	x

Management Risk	x	x	x

Market Discount Risk	x	x	x

Market Disruptions Risk	x	x	x

Market Risk	x	x	x

Mortgage-Related and Other Asset-Backed Instruments Risk	x	x	x

Operational Risk	x	x	x

Other Investment Companies Risk	x	x	x

Platform Risk		x	x

Portfolio Turnover Risk	x	x	x

Potential Conflicts of Interest Risk-Allocation of Investment Opportunities	x	x	x

Preferred Securities Risk	x	x	x

Privacy and Data Security Risk	x	x	x

Private Placements Risk	x	x	x

Privately-Issued Mortgage-Related Securities Risk	x	x	x

Real Estate Risk	x	x	x

Regulatory Changes Risk	x	x	x

Regulatory Risk – Commodity Pool Operator	x	x	x

Regulatory Risk – LIBOR	x	x	x

Reinvestment Risk	x	x	x

Repurchase Agreements Risk	x	x	x

Restricted Securities Risk	x	x	x

Securities Lending Risk	x	x	x

Segregation and Coverage Risk	x	x	x

Senior Debt Risk	x	x	x

Short Exposure Risk	x	x	x

Smaller Company Risk	x	x	x

Sovereign Debt Risk	x	x	x

Structured Investments Risk	x	x	x

Principal Risk	PKO	PCI	PDI/Combined Fund

Subprime Risk	x	x	x

Subsidiary Risk	x	x	x

Synthetic Convertible Securities Risk	x	x	x

Tax Risk	x	x	x

U.S. Government Securities Risk	x	x	x

Valuation Risk	x	x	x

Zero-Coupon Bond, Step-Ups and Payment-In-Kind Securities Risk	x	x	x

The principal risks of investing in the Combined Fund are described below. The risks and special considerations listed below should be considered by shareholders in their evaluation of the Reorganizations. An investment in PCI is also generally subject to each of the principal risks, and an investment in PKO is also subject to many of the same risks, as shown in the table above.

Anti-Takeover Provisions

The Combined Fund’s Amended and Restated Agreement and Declaration of Trust or Articles of Incorporation (collectively, the “Organizational Documents”), as applicable, includes provisions that could limit the ability of other entities or persons to acquire control of the Combined Fund or to convert the Combined Fund to open-end status. These provisions in the Organizational Documents could have the effect of depriving the holders (“Common Shareholders”) of the Combined Fund’s common shares of beneficial interest (“Common Shares”) of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares or at NAV.

Asset Allocation Risk

The Combined Fund’s investment performance depends upon how its assets are allocated and reallocated. A principal risk of investing in the Combined Fund is that PIMCO may make less than optimal or poor asset allocation decisions. PIMCO employs an active approach to allocation among multiple fixed-income sectors, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that PIMCO will focus on an investment that performs poorly or underperforms other investments under various market conditions. You could lose money on your investment in the Combined Fund as a result of these allocation decisions.

Call Risk

Call risk refers to the possibility that an issuer may exercise its right to redeem a fixed income security earlier than expected. Issuers may call outstanding securities prior to their maturity for a number of reasons. If an issuer calls a security in which the Combined Fund has invested, the Combined Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Certain Affiliations

Certain broker-dealers may be considered to be affiliated persons of the Combined Fund and/or the Investment Manager due to their possible affiliations with Allianz SE, the ultimate parent of the Investment Manager. Absent an exemption from the SEC or other regulatory relief, the Combined Fund are generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Combined Fund’s ability to engage in securities transactions and take advantage of market opportunities.

Collateralized Loan Obligations Risk

CLOs may charge management fees and administrative expenses. The cash flows from a CLO trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the equity tranche which generally bears losses in connection with the first defaults, if any, on the bonds or loans in the trust. A senior tranche from a CLO trust typically has higher credit ratings and lower yields than the underlying securities. CLO tranches, even senior ones, can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CLO securities. The risks of an investment in a CLO depend largely on the type of the collateral securities and the class/tranche of the CLO in which the Combined Fund invests. Normally, CLOs are privately offered and sold, and thus are not registered under the securities laws. Investments in CLOs may be or become illiquid. In addition to the normal risks associated with debt instruments (e.g., interest rate risk and credit risk), CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from the collateral will not be adequate to make interest or other payments; (ii) the risk that the quality of the collateral may decline in value or default; (iii) the risk that the Combined Fund may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the risk that the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or others and may produce unexpected investment results.

Concentration Risk

As a matter of fundamental policy, the Combined Fund normally invests at least 25% of its total assets (i.e., concentrate) in privately-issued (commonly known as “non-agency”) mortgage-related securities. The Combined Fund’s concentration in privately issued mortgage-related securities may make it more vulnerable to adverse developments affecting such securities than a fund that does not concentrate in privately issued mortgage-related securities. Please see “Privately-Issued Mortgage Related Securities Risk” and “Mortgage-Related and Other Asset-Backed Instruments Risk” below for more information about the risks associated with investments in privately-issued mortgage related securities and mortgage-related and other asset-backed instruments.

Confidential Information Access Risk

In managing the Combined Fund (and other PIMCO clients), PIMCO may from time to time have the opportunity to receive material, non-public information (“Confidential Information”) about the issuers of certain investments, including, without limit, senior floating rate loans, other loans and related investments being considered for acquisition by the Combined Fund or held in the Combined Fund’s portfolio. For example, an issuer of privately placed loans considered by the Combined Fund may offer to provide PIMCO with financial information and related documentation regarding the issuer that is not publicly available. Pursuant to applicable policies and procedures, PIMCO may (but is not required to) seek to avoid receipt of Confidential Information from the issuer so as to avoid possible restrictions on its ability to purchase and sell investments on behalf of the Combined Fund and other clients to which such Confidential Information relates (e.g., other securities issued by the bank used in the example above). In such circumstances, the Combined Fund (and other PIMCO clients) may be disadvantaged in comparison to other investors, including with respect to the price the Combined Fund pays or receives when it buys or sells an investment. Further, PIMCO’s and the Combined Fund’s abilities to assess the desirability of proposed consents, waivers or amendments with respect to certain investments may be compromised if they are not privy to available Confidential Information. PIMCO may also determine to receive such Confidential Information in certain circumstances under its applicable policies and procedures. If PIMCO intentionally or unintentionally comes into possession of Confidential Information, it may be unable, potentially for a substantial period of time, to purchase or sell investments to which such Confidential Information relates.

Contingent Convertible Securities Risk

The risks of investing in contingent convertible securities (“CoCos”) include, without limit, the risk that interest payments will be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy-related event as a result of holding subordinated debt, the risk of the Combined Fund’s investment becoming further subordinated as a result of conversion from debt to equity, the risk that the principal amount due can be written down to a lesser amount, and the general risks applicable to fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to the Combined Fund. CoCos may experience a loss absorption mechanism trigger event, which would likely be the result of, or related to, the deterioration of the issuer’s financial condition (e.g., a decrease in the issuer’s capital ratio) and status as a going concern. In such a case, with respect to contingent convertible securities that provide for conversion into common stock upon the occurrence of the trigger event, the market price of the issuer’s common stock received by the Combined Fund will have likely declined, perhaps substantially, and may continue to decline, which may adversely affect the Combined Fund’s NAV.

Convertible Securities Risk

The market values of convertible securities may decline as interest rates increase and, conversely, may increase as interest rates decline. A convertible security’s market value, however, tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer’s convertible securities generally entail less risk than its common stock but more risk than its debt obligations. Convertible securities are often rated below investment grade or not rated.

Counterparty Risk

The Combined Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into by the Combined Fund or held by special purpose or structured vehicles in which the Combined Fund invests. In the event that the Combined Fund enters into a derivative transaction with a counterparty that subsequently becomes insolvent or becomes the subject of a bankruptcy case, the derivative transaction may be terminated in accordance with its terms and the Combined Fund’s ability to realize its rights under the derivative instrument and its ability to distribute the proceeds could be adversely affected. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Combined Fund may experience significant delays in obtaining any recovery (including recovery of any collateral it has provided to the counterparty) in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy or other analogous proceeding. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative transaction would typically be terminated at its fair market value. If the Combined Fund is owed this fair market value in the termination of the derivative transaction and its claim is unsecured, the Combined Fund will be treated as a general creditor of such counterparty and will not have any claim with respect to any underlying security or asset. The Combined Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. While the Combined Fund may seek to manage its counterparty risk by transacting with a number of counterparties, concerns about the solvency of, or a default by, one large market participant could lead to significant impairment of liquidity and other adverse consequences for other counterparties.

“Covenant-Lite” Obligations Risk

Covenant-lite obligations contain fewer maintenance covenants than other obligations, or no maintenance covenants, and may not include terms that allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. Covenant-lite loans may carry more risk than traditional loans as they allow individuals and corporations to engage in activities that would otherwise be difficult or impossible under a covenant-heavy loan agreement. In the event of default, covenant-lite loans may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower prior to default.

Credit Default Swaps Risk

Credit default swap agreements may involve greater risks than if the Combined Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller (if any), coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. When the Combined Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein since if an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

Although the Combined Fund may seek to realize gains by selling credit default swaps that increase in value, to realize gains on selling credit default swaps, an active secondary market for such instruments must exist or the Combined Fund must otherwise be able to close out these transactions at advantageous times. In addition to the risk of losses described above, if no such secondary market exists or the Combined Fund is otherwise unable to close out these transactions at advantageous times, selling credit default swaps may not be profitable for the Combined Fund.

The market for credit default swaps has become more volatile as the creditworthiness of certain counterparties has been questioned and/or downgraded. The Combined Fund will be subject to credit risk with respect to the counterparties to the credit default swap contract (whether a clearing corporation or another third party). If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that the Combined Fund may not receive adequate collateral. The Combined Fund may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Combined Fund to incur more losses.

Credit Risk

The Combined Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities is unable or unwilling, or is perceived as unable or unwilling, to make timely principal and/or interest payments or to otherwise honor its obligations. The downgrade of the credit of a security held by the Combined Fund may decrease its value. This risk is greater to the extent the Combined Fund uses leverage or derivatives. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest.

Currency Risk

Investments denominated in foreign (non-U.S.) currencies or that trade in and receive revenues in, foreign (non-U.S.) currencies, derivatives or other instruments that provide exposure to foreign (non-U.S.) currencies, are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates in foreign (non-U.S.) countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, rates of inflation, balance of payments and governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign (non-U.S.) governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. These fluctuations may have a significant adverse impact on the value of the Combined Fund’s portfolio and/or the level of Fund distributions made to Common Shareholders. There is no assurance that a hedging strategy, if used, will be successful. As a result, the Combined Fund’s investments in foreign currency-denominated securities may reduce the returns of the Combined Fund.

Currency risk may be particularly high to the extent that the Combined Fund invests in foreign (non-U.S.) currencies or engages in foreign currency transactions that are economically tied to emerging market countries. These currency transactions may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) currencies or engaging in foreign currency transactions that are economically tied to developed foreign countries. Continuing uncertainty as to the status of the euro and the European Monetary Union (“EMU”) has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets, and on the values of the Combined Fund’s portfolio investments. If one or more EMU countries were to stop using the euro as its primary currency, the Combined Fund’s investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to foreign currency risk, liquidity risk and valuation risk to a greater extent than similar investments currently denominated in euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. The Combined Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.

There can be no assurance that if the Combined Fund earns income or capital gains in a non-U.S. country or PIMCO otherwise seeks to withdraw the Combined Fund’s investments from a given country, capital controls imposed by such country will not prevent, or cause significant expense in, doing so.

Cybersecurity Risk

As the use of technology has become more prevalent in the course of business, the Combined Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Combined Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information or otherwise disrupt normal business operations. Cyber security breaches may involve unauthorized access to the Combined Fund’s digital information systems (e.g., through “hacking” or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). In addition, cyber security breaches involving the Combined Fund’s third party service providers (including but not limited to advisers, administrators, transfer agents, custodians, distributors and other third parties), trading counterparties or issuers in which the Combined Fund invests can also subject the Combined Fund to many of the same risks associated with direct cyber security breaches. Moreover, cyber security breaches involving trading counterparties or issuers in which the Combined Fund invests could adversely impact such counterparties or issuers and cause the Combined Fund’s investments to lose value.

Cyber security failures or breaches may result in financial losses to the Combined Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Combined Fund’s ability to calculate its NAV, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in an attempt to prevent any cyber incidents in the future.

Like with operational risk in general, the Combined Fund has established risk management systems and business continuity plans designed to reduce the risks associated with cyber security. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because the Combined Fund does not directly control the cyber security systems of issuers in which the Combined Fund may invest, trading counterparties or third party service providers to the Combined Fund. There is also a risk that cyber security breaches may not be detected. The Combined Fund and its shareholders could be negatively impacted as a result.

Debt Securities Risk

Debt securities are generally subject to the risks described below and further herein:

Issuer risk. The value of fixed income securities may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage, reduced demand for the issuer’s goods and services, historical and prospective earnings of the issuer and the value of the assets of the issuer.

Interest rate risk. The market value of debt securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of debt securities will increase as interest rates fall and decrease as interest rates rise, which would be reflected in the Combined Fund’s NAV. The Combined Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by the Combined Fund’s management. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of the Combined Fund to the extent that it invests in floating rate debt securities.

Prepayment risk. During periods of declining interest rates, borrowers may prepay principal. This may force the Combined Fund to reinvest in lower yielding securities, resulting in a possible decline in the Combined Fund’s income and distributions.

Credit risk. Credit risk is the risk that one or more debt securities in the Combined Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial status. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates.

Reinvestment risk. Reinvestment risk is the risk that income from the Combined Fund’s portfolio will decline if the Combined Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the portfolio’s current earnings rate.

Duration and maturity risk. The Combined Fund may seek to adjust the duration or maturity of its investments in debt securities based on its assessment of current and projected market conditions. The Combined Fund may incur costs in seeking to adjust the average duration or maturity of its portfolio of debt securities. There can be no assurances that the Combined Fund’s assessment of current and projected market conditions will be correct or that any strategy to adjust duration or maturity will be successful.

Derivatives Risk

The use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks, such as liquidity risk (which may be heightened for highly-customized derivatives), interest rate risk, market risk, credit risk, leveraging risk, counterparty risk, tax risk and management risk, as well as risks arising from changes in applicable requirements. They also involve the risk of mispricing, the risk of unfavorable or ambiguous documentation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. By investing in a derivative instrument, the Combined Fund could lose more than the amount invested and derivatives may increase the volatility of the Combined Fund, especially in unusual or extreme market conditions. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Combined Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial or that, if used, such strategies will be successful. In addition, the Combined Fund’s use of derivatives may increase or accelerate the amount of taxes payable by Common Shareholders.

Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivatives might not be available for OTC derivatives transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Combined Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Combined Fund’s clearing broker, or the clearinghouse. Participation in the markets for derivative instruments involves investment risks and transaction costs to which the Combined Fund may not be subject absent the use of these strategies. The skills needed to successfully execute derivative strategies may be different from those needed for other types of transactions. If the Combined Fund incorrectly forecasts the value and/or creditworthiness of securities, currencies, interest rates, counterparties or other economic factors involved in a derivative transaction, the Combined Fund might have been in a better position if the Combined Fund had not entered into such derivative transaction. In evaluating the risks and contractual obligations associated with particular derivative instruments, it is important to consider that certain derivative transactions may be modified or terminated only by mutual consent of the Combined Fund and its counterparty.

It may not be possible for the Combined Fund to modify, terminate, or offset the Combined Fund’s obligations or the Combined Fund’s exposure to the risks associated with a derivative transaction prior to its scheduled termination or maturity date, which may create a possibility of increased volatility and/or decreased liquidity to the Combined Fund. Hedges are sometimes subject to imperfect matching between the derivative and the underlying instrument, and there can be no assurance that the Combined Fund’s hedging transactions will be effective. In such case, the Combined Fund may lose money.

Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, appropriate derivative transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, the Combined Fund may wish to retain the Combined Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other appropriate counterparty can be found. When such markets are unavailable, the Combined Fund will be subject to increased liquidity and investment risk. When a derivative is used as a hedge against a position that the Combined Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. Although hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying instrument, and there can be no assurance that the Combined Fund’s hedging transactions will be effective.

The Combined Fund may enter into opposite sides of interest rate swap and other derivatives for the principal purpose of generating distributable gains on the one side (characterized as ordinary income for tax purposes) that are not part of the Combined Fund’s duration or yield curve management strategies (“paired swap transactions”), and with a substantial possibility that the Combined Fund will experience a corresponding capital loss and decline in NAV with respect to the opposite side transaction (to the extent it does not have corresponding offsetting capital gains). Consequently, Common Shareholders may receive distributions and owe tax on amounts that are effectively a taxable return of the shareholder’s investment in the Combined Fund, at a time when their investment in the Combined Fund has declined in value, which tax may be at ordinary income rates. The tax treatment of certain derivatives in which the Combined Fund invests may be unclear and thus subject to recharacterization. Any recharacterization of payments made or received by the Combined Fund pursuant to derivatives potentially could affect the amount, timing or character of Combined Fund distributions. In addition, the tax treatment of such investment strategies may be changed by regulation or otherwise.

The regulation of the derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives or may otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness or raise the costs of the Combined Fund’s derivative transactions, impede the employment of the Combined Fund’s derivatives strategies, or adversely affect the Combined Fund’s performance and cause the Combined Fund to lose value. For instance, in October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies. In connection with the final rule, the SEC and its staff will rescind and withdraw applicable guidance and relief regarding asset segregation and coverage transactions reflected in the Combined Fund’s asset segregation and cover practices discussed herein. Subject to certain exceptions, and after an eighteen-month transition period, the final rule requires the Combined Fund to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Combined Fund to invest in derivatives, short sales, reverse repurchase agreements and similar financing transactions, limit the Combined Fund’s ability to employ certain strategies that use these instruments and/or adversely affect the Combined Fund’s performance, efficiency in implementing its strategy, liquidity and/or ability to pursue its investment objective and may increase the cost of the Combined Fund’s investments and costs of doing business, which could adversely affect investors.

Distressed and Defaulted Securities Risk

Investments in the securities of financially distressed issuers involve substantial risks, including the risk of default, or may be in default at the time of investment. In addition, these securities may fluctuate more in price, and are typically less liquid. The Combined Fund also will be subject to significant uncertainty as to when, and in what manner, and for what value obligations evidenced by securities of financially distressed issuers will eventually be satisfied. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. In any such proceeding relating to a defaulted obligation, the Combined Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment. Moreover, any securities received by the Combined Fund upon completion of a workout or bankruptcy proceeding may be less liquid, speculative or restricted as to resale. Similarly, if the Combined Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to the securities of a distressed issuer, the Combined Fund may be restricted from disposing of such securities. To the extent that the Combined Fund becomes involved in such proceedings, the Combined Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor. The Combined Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

Also among the risks inherent in investments in a troubled issuer is that it frequently may be difficult to obtain information as to the true financial condition of such issuer. PIMCO’s judgments about the credit quality of a financially distressed issuer and the relative value of its securities may prove to be wrong.

Emerging Markets Risk

Foreign investment risk may be particularly high to the extent that the Combined Fund invests in securities of issuers based in or doing business in emerging market countries or invests in securities denominated in the currencies of emerging market countries. Investing in securities of issuers based in or doing business in emerging markets entails all of the risks of investing in foreign securities noted above, but to a heightened degree.

Investments in emerging market countries pose a greater degree of systemic risk (i.e., the risk of a cascading collapse of multiple institutions within a country, and even multiple national economies). The inter-relatedness of economic and financial institutions within and among emerging market economies has deepened over the years, with the effect that institutional failures and/or economic difficulties that are of initially limited scope may spread throughout a country, a region or all or most emerging market countries. This may undermine any attempt by the Combined Fund to reduce risk through geographic diversification of its portfolio.

There is a heightened possibility of imposition of withholding taxes on interest or dividend income generated from emerging market securities. Governments of emerging market countries may engage in confiscatory taxation or expropriation of income and/or assets to raise revenues or to pursue a domestic political agenda. In the past, emerging market countries have nationalized assets, companies and even entire sectors, including the assets of foreign investors, with inadequate or no compensation to the prior owners. There can be no assurance that the Combined Fund will not suffer a loss of any or all of its investments, or interest or dividends thereon, due to adverse fiscal or other policy changes in emerging market countries.

There is also a greater risk that an emerging market government may take action that impedes or prevents the Combined Fund from taking income and/or capital gains earned in the local currency and converting into U.S. dollars (i.e., “repatriating” local currency investments or profits). Certain emerging market countries have sought to maintain foreign exchange reserves and/or address the economic volatility and dislocations caused by the large international capital flows by controlling or restricting the conversion of the local currency into other currencies. This risk tends to become more acute when economic conditions otherwise worsen. There can be no assurance that if the Combined Fund earns income or capital gains in an emerging market currency or PIMCO otherwise seeks to withdraw the Combined Fund’s investments from a given emerging market country, capital controls imposed by such country will not prevent, or cause significant expense in, doing so.

Bankruptcy law and creditor reorganization processes may differ substantially from those in the United States, resulting in greater uncertainty as to the rights of creditors, the enforceability of such rights, reorganization timing and the classification, seniority and treatment of claims. In certain emerging market countries, although bankruptcy laws have been enacted, the process for reorganization remains highly uncertain. In addition, it may be impossible to seek legal redress against an issuer that is a sovereign state. Emerging market countries typically have less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors. Governments in emerging market countries are often less stable and more likely to take extra-legal action with respect to companies, industries, assets, or foreign ownership than those in more developed markets. Moreover, it can be more difficult for investors to bring litigation or enforce judgments against issuers in emerging markets or for U.S. regulators to bring enforcement actions against such issuers. The Combined Fund may also be subject to Emerging Markets Risk if it invests in derivatives or other securities or instruments whose value or return are related to the value or returns of emerging markets securities.

Other heightened risks associated with emerging markets investments include without limit (i) risks due to less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in a lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Combined Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests and requirements that government approval be obtained prior to investment by foreign persons; (iv) certain national policies that may restrict the Combined Fund’s repatriation of investment income, capital or the proceeds of sales of securities, including temporary restrictions on foreign capital remittances; (v) the lack of uniform accounting and auditing standards and/or standards that may be significantly different from the standards required in the United States; (vi) less publicly available financial and other information regarding issuers; (vii) potential difficulties in enforcing contractual obligations; and (viii) higher rates of inflation, higher interest rates and other economic concerns. The Combined Fund may invest to a substantial extent in emerging market securities that are denominated in local currencies, subjecting the Combined Fund to a greater degree of foreign currency risk. Also, investing in emerging market countries may entail purchases of securities of issuers that are insolvent, bankrupt or otherwise of questionable ability to satisfy their payment obligations as they become due, subjecting the Combined Fund to a greater amount of credit risk and/or high yield risk. The economy of some emerging markets may be particularly exposed to or affected by a certain industry or sector, and therefore issuers and/or securities of such emerging markets may be more affected by the performance of such industries or sectors.

Equity Securities and Related Market Risk

The market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself. The values of equity securities may decline due to real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than bonds and other debt securities. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. In addition to common stock, equity securities may include preferred securities, convertible securities and warrants. Equity securities other than common stock are subject to many of the same risks as common stock, although possibly to different degrees. The risks of equity securities are generally magnified in the case of equity investments in distressed companies.

Focused Investment Risk

To the extent that the Combined Fund focuses its investments in a particular sector, it may be susceptible to loss due to adverse developments affecting that sector, including (but not limited to): governmental regulation; inflation; rising interest rates; cost increases in raw materials, fuel and other operating expenses; technological innovations that may render existing products and equipment obsolete; competition from new entrants; high research and development costs; increased costs associated with compliance with environmental or other governmental regulations; and other economic, business or political developments specific to that sector. Furthermore, the Combined Fund may invest a substantial portion of its assets in companies in related sectors that may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to the types of developments described above, which will subject the Combined Fund to greater risk. The Combined Fund also will be subject to focused investment risk to the extent that it invests a substantial portion of its assets in a particular issuer, market, asset class, country or geographic region.

Foreign (Non-U.S.) Investment Risk

Foreign (non-U.S.) securities may experience more rapid and extreme changes in value than securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign (non-U.S.) securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, auditing and custody standards of foreign countries differ, in some cases significantly, from U.S. standards. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Combined Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Combined Fund could lose its entire investment in foreign (non-U.S.) securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that the Combined Fund invests a significant portion of its assets in a specific geographic region, the Combined Fund will generally have more exposure to regional economic risks associated with foreign (non-U.S.) investments. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.

The Combined Fund may face potential risks associated with the United Kingdom’s departure from the European Union (“EU”). The departure may result in substantial volatility in financial and foreign exchange markets and a sustained weakness in the British pound, the euro and other currencies, which may impact Fund returns. It may also destabilize some or all of the other EU member countries and/or the Eurozone. These developments could result in losses to the Combined Fund, as there may be negative effects on the value of the Combined Fund’s investments and/or on the Combined Fund’s ability to enter into certain transactions or value certain investments, and these developments may make it more difficult for the Combined Fund to exit certain investments at an advantageous time or price. Adverse events triggered by the departure, as well as an exit or expulsion of an EU member state other than the United Kingdom from the EU, could negatively impact Fund returns.

The Combined Fund may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system and unpredictable taxation. Investments in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Combined Fund’s performance and/or ability to achieve its investment objectives. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the Combined Fund could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Combined Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

Fund Distribution Rates

Although the Combined Fund may seek to maintain level distributions, the Combined Fund’s distribution rates may be affected by numerous factors, including but not limited to changes in realized and projected market returns, fluctuations in market interest rates, Fund performance, and other factors. There can be no assurance that a change in market conditions or other factors will not result in a change in the Combined Fund’s distribution rate or that the rate will be sustainable in the future.

For instance, during periods of low or declining interest rates, the Combined Fund’s distributable income and dividend levels may decline for many reasons. For example, the Combined Fund may have to deploy uninvested assets (whether from purchases of Fund shares, proceeds from matured, traded or called debt obligations or other sources) in new, lower yielding instruments. Additionally, payments from certain instruments that may be held by the Combined Fund (such as variable and floating rate securities) may be negatively impacted by declining interest rates, which may also lead to a decline in the Combined Fund’s distributable income and dividend levels.

High Yield Securities Risk

To the extent that the Combined Fund invests in high yield securities and unrated securities of similar credit quality (commonly known as “high yield securities” or “junk bonds”), the Combined Fund may be subject to greater levels of credit risk, call risk and liquidity risk than funds that do not invest in such securities, which could have a negative effect on the NAV of the Combined Fund’s Common Shares or Common Share dividends. These securities are considered predominantly speculative with respect to an issuer’s continuing ability to make principal and interest payments, and may be more volatile than other types of securities. An economic downturn or individual corporate developments could adversely affect the market for these securities and reduce the Combined Fund’s ability to sell these securities at an advantageous time or price. The Combined Fund may purchase distressed securities that are in default or the issuers of which are in bankruptcy, which involve heightened risks.

Issuers of high yield securities may have the right to “call” or redeem the issue prior to maturity, which may result in the Combined Fund having to reinvest the proceeds in other high yield securities or similar instruments that may pay lower interest rates. The Combined Fund may also be subject to greater levels of liquidity risk than funds that do not invest in high yield securities. Consequently, transactions in high yield securities may involve greater costs than transactions in more actively traded securities. These factors may result in the Combined Fund being unable to realize full value for these securities and/or may result in the Combined Fund not receiving the proceeds from a sale of a high yield security for an extended period after such sale, each of which could result in losses to the Combined Fund. Because of the risks involved in investing in high yield securities, an investment in the Combined Fund should be considered speculative.

In general, lower rated debt securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative effect on the Combined Fund. Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal and are commonly referred to as “high yield” securities or “junk bonds.” High yield securities involve a greater risk of default and their prices are generally more volatile and sensitive to actual or perceived negative developments. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. The Combined Fund may purchase stressed or distressed securities that are in default or the issuers of which are in bankruptcy, which involve heightened risks.

An economic downturn could severely affect the ability of issuers (particularly those that are highly leveraged) to service or repay their debt obligations. Lower-rated securities are generally less liquid than higher-rated securities, which may have an adverse effect on the Combined Fund’s ability to dispose of them. For example, under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and certain securities in the Combined Fund’s portfolio may become illiquid or less liquid. As a result, the Combined Fund could find it more difficult to sell these securities or may be able to sell these securities only at prices lower than if such securities were widely traded. To the extent the Combined Fund focuses on below investment grade debt obligations, PIMCO’s capabilities in analyzing credit quality and associated risks will be particularly important, and there can be no assurance that PIMCO will be successful in this regard. Due to the risks involved in investing in high yield securities, an investment in the Combined Fund should be considered speculative.

The Combined Fund’s credit quality policies apply only at the time a security is purchased, and the Combined Fund is not required to dispose of a security in the event that a rating agency or PIMCO downgrades its assessment of the credit characteristics of a particular issue. Analysis of creditworthiness may be more complex for issuers of high yield securities than for issuers of higher quality debt securities.

Inflation/Deflation Risk

Inflation risk is the risk that the value of assets or income from the Combined Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Combined Fund’s portfolio could decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Combined Fund’s portfolio and Common Shares.

Inflation-Indexed Security Risk

Inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including Treasury Inflation-Protected Securities (“TIPS”), tends to decrease when real interest rates increase and can increase when real interest rates decrease. Thus generally, during periods of rising inflation, the value of inflation-indexed securities will tend to increase and during periods of deflation, their value will tend to decrease. Interest payments on inflation-indexed securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. There can be no assurance that the inflation index used (i.e., the Consumer Price Index (“CPI”)) will accurately measure the real rate of inflation. Increases in the principal value of TIPS due to inflation are considered taxable ordinary income.

Any increase in the principal amount of an inflation-indexed debt security will be considered taxable ordinary income, even though the Combined Fund will not receive the principal until maturity. Additionally, a CPI swap can potentially lose value if the realized rate of inflation over the life of the swap is less than the fixed market implied inflation rate (fixed breakeven rate) that the investor agrees to pay at the initiation of the swap. With municipal inflation-indexed securities, the inflation adjustment is integrated into the coupon payment, which is federally tax exempt (and may be state tax exempt). For municipal inflation-indexed securities, there is no adjustment to the principal value. Because municipal inflation-indexed securities are a small component of the municipal bond market, they may be less liquid than conventional municipal bonds.

Interest Rate Risk

Interest rate risk is the risk that fixed income securities and other instruments in the Combined Fund’s portfolio will decline in value because of a change in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Combined Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Combined Fund may lose money as a result of movements in interest rates. The Combined Fund may not be able to effectively hedge against changes in interest rates or may choose not to do so for cost or other reasons.

A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). This risk may be particularly acute in the current market environment because market interest rates are currently near historically low levels. Thus, the Combined Fund currently faces a heightened level of interest rate risk.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. All other things remaining equal, for each one percentage point increase in interest rates, the value of a portfolio of fixed income investments would generally be expected to decline by one percent for every year of the portfolio’s average duration above zero. For example, the value of a portfolio of fixed income securities with an average duration of eight years would generally be expected to decline by approximately 8% if interest rates rose by one percentage point.

Variable and floating rate securities may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Combined Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Combined Fund’s shares.

During periods of very low or negative interest rates, the Combined Fund may be unable to maintain positive returns. Interest rates in the United States and many parts of the world are at or near historically low levels. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Combined Fund is exposed to such interest rates.

Measures such as average duration may not accurately reflect the true interest rate sensitivity of the Combined Fund. This is especially the case if the Combined Fund consists of securities with widely varying durations. Therefore, if the Combined Fund has an average duration that suggests a certain level of interest rate risk, the Combined Fund may in fact be subject to greater interest rate risk than the average would suggest. This risk is greater to the extent the Combined Fund uses leverage or derivatives in connection with the management of the Combined Fund.

Convexity measures the rate of change of duration in response to changes in interest rates. With respect to a security’s price, a larger convexity (positive or negative) may imply more dramatic price changes in response to changing interest rates. Negative convexity implies that interest rate increases result in increased duration, meaning increased sensitivity in prices in response to rising interest rates. Thus, securities with negative convexity, which may include bonds with traditional call features and certain mortgage-backed securities, may experience greater losses in periods of rising interest rates. Accordingly, if the Combined Fund holds such securities, the Combined Fund may be subject to a greater risk of losses in periods of rising interest rates.

Rising interest rates may result in a decline in value of the Combined Fund’s fixed income investments and in periods of volatility. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. As a result, dealer inventories of certain types of bonds and similar instruments, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty. All of these factors, collectively and/or individually, could cause the Combined Fund to lose value.

Issuer Risk

The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect securities markets as a whole. These risks can apply to the Common Shares issued by the Combined Fund and to the issuers of securities and other instruments in which the Combined Fund invests.

Leverage Risk

The Combined Fund’s use of leverage, if any, creates the opportunity for increased Common Share net income, but also creates special risks for Common Shareholders. To the extent used, there is no assurance that the Combined Fund’s leveraging strategies will be successful. Leverage is a speculative technique that may expose the Combined Fund to greater risk and increased costs. The Combined Fund’s assets attributable to leverage, if any, will be invested in accordance with the Combined Fund’s investment objective and policies. Interest expense payable by the Combined Fund with respect to derivatives and other forms of leverage, and dividends payable with respect to any preferred shares outstanding, if any, will generally be based on shorter-term interest rates that would be periodically reset. So long as the Combined Fund’s portfolio investments provide a higher rate of return (net of applicable Fund expenses) than the interest expenses and other costs to the Combined Fund of such leverage, the investment of the proceeds thereof will generate more income than will be needed to pay the costs of the leverage. If so, and all other things being equal, the excess may be used to pay higher dividends to Common Shareholders than if the Combined Fund were not so leveraged. If, however, shorter-term interest rates rise relative to the rate of return on the Combined Fund’s portfolio, the interest and other costs to the Combined Fund of leverage could exceed the rate of return on the debt obligations and other investments held by the Combined Fund, thereby reducing return to Common Shareholders. In addition, fees and expenses of any form of leverage used by the Combined Fund will be borne entirely by the Common Shareholders (and not by preferred shareholders, if any) and will reduce the investment return of the Common Shares. Therefore, there can be no assurance that the Combined Fund’s use of leverage will result in a higher yield on the Common Shares, and it may result in losses. In addition, any preferred shares issued by the Combined Fund are expected to pay cumulative dividends, which may tend to increase leverage risk. Leverage creates several major types of risks for Common Shareholders, including:

•	the likelihood of greater volatility of NAV and market price of Common Shares, and of the investment return to Common Shareholders, than a comparable portfolio without leverage;
•

the possibility either that Common Share dividends will fall if the interest and other costs of leverage rise, or that dividends paid on Common Shares will fluctuate because such costs vary over time; and

•

the effects of leverage in a declining market or a rising interest rate environment, as leverage is likely to cause a greater decline in the NAV of the Common Shares than if the Combined Fund were not leveraged and may result in a greater decline in the market value of the Common Shares.

In addition, the counterparties to the Combined Fund’s leveraging transactions and any preferred shareholders of the Combined Fund will have priority of payment over the Combined Fund’s Common Shareholders.

Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense and Fund expenses associated with the repurchase agreement, that the market value of the securities sold by the Combined Fund may decline below the price at which the Combined Fund is obligated to repurchase such securities and that the securities may not be returned to the Combined Fund. There is no assurance that reverse repurchase agreements can be successfully employed. Dollar roll transactions involve the risk that the market value of the securities the Combined Fund is required to purchase may decline below the agreed upon repurchase price of those securities. Successful use of dollar rolls may depend upon the Investment Manager’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed. In connection with reverse repurchase agreements and dollar rolls, the Combined Fund will also be subject to counterparty risk with respect to the purchaser of the securities. If the broker/dealer to whom the Combined Fund sells securities becomes insolvent, the Combined Fund’s right to purchase or repurchase securities may be restricted.

The Combined Fund may engage in total return swaps, reverse repurchase agreements, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions, credit default swaps, basis swaps and other swap agreements, purchases or sales of futures and forward contracts (including foreign currency exchange contracts), call and put options or other derivatives. The Combined Fund’s use of such transactions gives rise to associated leverage risks described above, and may adversely affect the Combined Fund’s income, distributions and total returns to Common Shareholders. To the extent that any offsetting positions do not behave in relation to one another as expected, the Combined Fund may perform as if it is leveraged through use of these derivative strategies.

Any total return swaps, reverse repurchases, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions, credit default swaps, basis swaps and other swap agreements, purchases or sales of futures and forward contracts (including foreign currency exchange contracts), call and put options or other derivatives by the Combined Fund or counterparties to the Combined Fund’s other leveraging transactions, if any, would have seniority over the Combined Fund’s Common Shares.

On October 28, 2020, the SEC adopted Rule 18f-4 under the 1940 Act providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. Among other things, Rule 18f-4 limits a fund’s derivatives exposure through a value-at-risk test and requires the adoption and implementation of a derivatives risk management program for certain derivatives users. Subject to certain conditions, limited derivatives users (as defined in Rule 18f-4), however, would not be subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, the SEC also eliminated the asset segregation framework arising from prior SEC guidance for covering derivatives and certain financial instruments. Compliance with Rule 18f-4 will not be required until August 19, 2022. As the Combined Fund comes into compliance, the Combined Fund’s approach to asset segregation and coverage requirements described in this Prospectus will be impacted. In addition, Rule 18f-4 could restrict the Combined Fund’s ability to engage in certain derivatives transactions and/or increase the costs of such derivatives transactions which could adversely affect the value or performance of the Combined Fund and the Common Shares and/or distribution rate.

Because the fees received by the Investment Manager may increase depending on the types of leverage utilized by the Combined Fund, the Investment Manager has a financial incentive for the Combined Fund to use certain forms of leverage, which may create a conflict of interest between the Investment Manager, on the one hand, and the Common Shareholders, on the other hand.

Liquidity Risk

Liquidity risk exists when particular investments are difficult to purchase or sell. Illiquid investments are investments that the Combined Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may become harder to value, especially in changing markets. The Combined Fund’s investments in illiquid securities may reduce the returns of the Combined Fund because it may be unable to sell the illiquid investments at an advantageous time or price or possibly require the Combined Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Combined Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Bond markets have consistently grown over the past three decades while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers seek to provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty. In such cases, the Combined Fund, due to limitations on investments in illiquid investments and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector.

Fixed income securities with longer durations until maturity face heightened levels of liquidity risk as compared to fixed income securities with shorter durations until maturity. The risks associated with illiquid instruments may be particularly acute in situations in which the Combined Fund’s operations require cash (such as in connection with repurchase offers) and could result in the Combined Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid instruments. It may also be the case that other market participants may be attempting to liquidate fixed income holdings at the same time as the Combined Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.

The Alt Lending ABS in which the Combined Fund invests are typically not listed on any securities exchange and not registered under the Securities Act. In addition, the Combined Fund anticipates that these instruments may only be sold to a limited number of investors and may have a limited or non-existent secondary market. Accordingly, the Combined currently expects that certain of its investments in Alt Lending ABS will face heightened levels of liquidity risk. Although currently, there is generally no active reliable, secondary market for certain Alt Lending ABS, a secondary market for these alternative lending-related instruments may develop.

Loans and Other Indebtedness; Loan Participations and Assignments Risk

Loan interests may take the form of direct interests acquired during a primary distribution and may also take the form of assignments of, novations of or participations in all or a portion of a loan acquired in secondary markets. In addition to credit risk and interest rate risk, the Combined Fund’s exposure to loan interests may be subject to additional risks. For example, purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the Combined Fund does not receive scheduled interest or principal payments on such indebtedness, the Combined Fund’s share price and yield could be adversely affected. The collateral underlying a loan may be unavailable or insufficient to satisfy a borrower’s obligation, and the Combined Fund could become part owner of any collateral if a loan is foreclosed, subjecting the Combined Fund to costs associated with owning and disposing of the collateral.

Investments in loans through a purchase of a loan or a direct assignment of a financial institution’s interests with respect to a loan may involve additional risks to the Combined Fund. For example, if a loan is foreclosed, the Combined Fund could become owner, in whole or in part, of any collateral, which could include, among other assets, real or personal property, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that the Combined Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Combined Fund will rely on PIMCO’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Combined Fund. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

In connection with purchasing loan participations, the Combined Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Combined Fund may not directly benefit from any collateral supporting the loan in which it has purchased the loan participation. As a result, the Combined Fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Combined Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. Certain loan participations may be structured in a manner designed to prevent purchasers of participations from being subject to the credit risk of the lender, but even under such a structure, in the event of the lender’s insolvency, the lender’s servicing of the participation may be delayed and the assignability of the participation impaired.

The Combined Fund may have difficulty disposing of loans and loan participations because to do so it will have to assign or sell such securities to a third party. Because there is no liquid market for many such securities, the Combined Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Combined Fund’s ability to dispose of particular loans and loan participations when that would be desirable, including in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for loans and loan participations also may make it more difficult for the Combined Fund to assign a value to these securities for purposes of valuing the Combined Fund’s portfolio.

To the extent the Combined Fund invests in loans, including bank loans, the Combined Fund may be subject to greater levels of credit risk, call risk, settlement risk and liquidity risk. These instruments are considered predominantly speculative with respect to an issuer’s continuing ability to make principal and interest payments and may be more volatile than other types of securities. The Combined Fund may also be subject to greater levels of liquidity risk than funds that do not invest in loans. In addition, the loans in which the Combined Fund invests may not be listed on any exchange and a secondary market for such loans may be comparatively illiquid relative to markets for other more liquid fixed income securities. Consequently, transactions in loans may involve greater costs than transactions in more actively traded securities. Restrictions on transfers in loan agreements, a lack of publicly-available information, irregular trading activity and wide bid/ask spreads, among other factors, may, in certain circumstances, make loans more difficult to sell at an advantageous time or price than other types of securities or instruments. These factors may result in the Combined Fund being unable to realize full value for the loans and/or may result in the Combined Fund not receiving the proceeds from a sale of a loan for an extended period after such sale, each of which could result in losses to the Combined Fund. Some loans may have extended trade settlement periods, including settlement periods of greater than seven days, which may result in cash not being immediately available to the Combined Fund. If an issuer of a loan prepays or redeems the loan prior to maturity, the Combined Fund may have to reinvest the proceeds in other loans or similar instruments that may pay lower interest rates. Because of the risks involved in investing in loans, an investment in the Combined Fund should be considered speculative.

The Combined Fund’s investments in subordinated and unsecured loans generally are subject to similar risks as those associated with investments in secured loans. Subordinated or unsecured loans are lower in priority of payment to secured loans and are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated and unsecured loans generally have greater price volatility than secured loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in subordinated or unsecured loans, which would create greater credit risk exposure for the holders of such loans. Subordinate and unsecured loans share the same risks as other below investment grade securities. There may be less readily available information about most loans and the underlying borrowers than is the case for many other types of securities. Loans may be issued by companies that are not subject to SEC reporting requirements and therefore may not be required to file reports with the SEC or may file reports that are not required to comply with SEC form requirements. In addition, such companies may be subject to a less stringent liability disclosure regime than companies subject to SEC reporting requirements. Loans may not be considered “securities,” and purchasers, such as the Combined Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. Because there is limited public information available regarding loan investments, the Combined Fund is particularly dependent on the analytical abilities of the Combined Fund’s portfolio managers.

Economic exposure to loan interests through the use of derivative transactions may involve greater risks than if the Combined Fund had invested in the loan interest directly during a primary distribution or through assignments of, novations of or participations in a loan acquired in secondary markets since, in addition to the risks described above, certain derivative transactions may be subject to leverage risk and greater illiquidity risk, counterparty risk, valuation risk and other risks.

Management Risk

The Combined Fund is subject to management risk because it is an actively managed investment portfolio. PIMCO and each individual portfolio manager will apply investment techniques and risk analysis in making investment decisions for the Combined Fund, but there can be no guarantee that these decisions will produce the desired results. Certain securities or other instruments in which the Combined Fund seeks to invest may not be available in the quantities desired. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause PIMCO to restrict or prohibit participation in certain investments. In such circumstances, PIMCO or the individual portfolio managers may determine to purchase other securities or instruments as substitutes. Such substitute securities or instruments may not perform as intended, which could result in losses to the Combined Fund. To the extent the Combined Fund employs strategies targeting perceived pricing inefficiencies, arbitrage strategies or similar strategies, it is subject to the risk that the pricing or valuation of the securities and instruments involved in such strategies may change unexpectedly, which may result in reduced returns or losses to the Combined Fund. The Combined Fund is also subject to the risk that deficiencies in the internal systems or controls of PIMCO or another service provider will cause losses for the Combined Fund or hinder Fund operations. For example, trading delays or errors (both human and systemic) could prevent the Combined Fund from purchasing a security expected to appreciate in value. Additionally, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and each individual portfolio manager in connection with managing the Combined Fund and may also adversely affect the ability of the Combined Fund to achieve its investment objective. There also can be no assurance that all of the personnel of PIMCO will continue to be associated with PIMCO for any length of time. The loss of the services of one or more key employees of PIMCO could have an adverse impact on the Combined Fund’s ability to realize its investment objectives.

In addition, the Combined Fund may rely on various third-party sources to calculate its NAV. As a result, the Combined Fund is subject to certain operational risks associated with reliance on service providers and service providers’ data sources. In particular, errors or systems failures and other technological issues may adversely impact the Combined Fund’s calculations of its NAV, and such NAV calculation issues may result in inaccurately calculated NAVs, delays in NAV calculation and/or the inability to calculate NAVs over extended periods. The Combined Fund may be unable to recover any losses associated with such failures.

Market Discount Risk

The price of the Combined Fund’s Common Shares will fluctuate with market conditions and other factors. If you sell your Common Shares, the price received may be more or less than your original investment. The Common Shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount from their NAV.

Market Disruptions Risk

The Combined Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the Combined Fund’s investments or the Investment Manager’s operations and cause the Combined Fund to lose value. These events can also impair the technology and other operational systems upon which the Combined Fund’s service providers, including PIMCO as the Combined Fund’s investment adviser, rely, and could otherwise disrupt the Combined Fund’s service providers’ ability to fulfill their obligations to the Combined Fund.

The U.S. Federal Reserve has made emergency interest-rate cuts, moving short-term rates to near zero, issued forward guidance that rates will remain low until the economy weathers the COVID-19 crisis, and resumed quantitative easing. Additionally, Congress has approved stimulus to offset the severity and duration of the adverse economic effects of COVID-19 and related disruptions in economic and business activity. Dozens of central banks across Europe, Asia, and elsewhere have announced and/or adopted similar economic relief packages. The introduction and adoption of these packages could cause market disruptions and volatility. In addition, the end of any such program could cause market downturns, disruptions and volatility, particularly if markets view the ending as premature.

Market Risk

The market price of securities owned by the Combined Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment generally. The value of a security may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities. Credit ratings downgrades may also negatively affect securities held by the Combined Fund. Even when markets perform well, there is no assurance that the investments held by the Combined Fund will increase in value along with the broader market.

In addition, market risk includes the risk that geopolitical and other events will disrupt the economy on a national or global level. For instance, war, terrorism, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters can all negatively impact the securities markets, which could cause the Combined Fund to lose value. These events could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. The current contentious domestic political environment, as well as political and diplomatic events within the United States and abroad, such as presidential elections in the U.S. or abroad or the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, has in the past resulted, and may in the future result, in a government shutdown or otherwise adversely affect the U.S. regulatory landscape, the general market environment and/or investor sentiment, which could have an adverse impact on the Combined Fund’s investments and operations. Additional and/or prolonged U.S. federal government shutdowns may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Governmental and quasi-governmental authorities and regulators throughout the world have previously responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Combined Fund’s investments. Any market disruptions could also prevent the Combined Fund from executing advantageous investment decisions in a timely manner. To the extent that the Combined Fund focuses its investments in a region enduring geopolitical market disruption, it will face higher risks of loss. Thus, investors should closely monitor current market conditions to determine whether the Combined Fund meets its individual financial needs and tolerance for risk.

Current market conditions may pose heightened risks with respect to the Combined Fund’s investment in fixed income securities. Interest rates in the U.S. are near historically low levels. Any interest rate increases in the future could cause the value of the Combined Fund, which invests in fixed income securities to decrease. As such, fixed income securities markets may experience heightened levels of interest rate, volatility and liquidity risk.

Exchanges and securities markets may close early, close late or issue trading halts on specific securities or generally, which may result in, among other things, the Combined Fund being unable to buy or sell certain securities or financial instruments at an advantageous time or accurately price its portfolio investments.

Mortgage-Related and Other Asset-Backed Instruments Risk

Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related assets, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Combined Fund may exhibit additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Combined Fund to lose money. This is known as extension risk.

Mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause the Combined Fund to lose value. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Combined Fund because the Combined Fund may have to reinvest that money at the lower prevailing interest rates. The Combined Fund’s investments in other asset-backed instruments are subject to risks similar to those associated with mortgage-related assets, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed instruments may be largely dependent upon the cash flows generated by the assets backing the instruments, and asset-backed instruments may not have the benefit of any security interest in the related assets.

Subordinate mortgage-backed or asset-backed instruments are paid interest only to the extent that there are funds available to make payments. To the extent the collateral pool includes a large percentage of delinquent loans, there is a risk that interest payment on subordinate mortgage-backed or asset-backed instruments will not be fully paid.

There are multiple tranches of mortgage-backed and asset-backed instruments, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity or “first loss,” according to their degree of risk. The most senior tranche of a mortgage-backed or asset-backed instrument has the greatest collateralization and pays the lowest interest rate. If there are defaults or the collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Lower tranches represent lower degrees of credit quality and pay higher interest rates intended to compensate for the attendant risks. The return on the lower tranches is especially sensitive to the rate of defaults in the collateral pool. The lowest tranche (i.e., the “equity” or “residual” tranche) specifically receives the residual interest payments (i.e., money that is left over after the higher tranches have been paid and expenses of the issuing entities have been paid) rather than a fixed interest rate. The Combined Fund expects that investments in subordinate mortgage-backed and other asset-backed instruments will be subject to risks arising from delinquencies and foreclosures, thereby exposing its investment portfolio to potential losses. Subordinate securities of mortgage-backed and other asset-backed instruments are also subject to greater credit risk than those mortgage-backed or other asset-backed instruments that are more highly rated.

The mortgage markets in the United States and in various foreign countries have experienced extreme difficulties in the past that adversely affected the performance and market value of certain of the Combined Fund’s mortgage-related investments. Delinquencies and losses on residential and commercial mortgage loans (especially subprime and second-lien mortgage loans) may increase, and a decline in or flattening of housing and other real property values may exacerbate such delinquencies and losses. In addition, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Operational Risk

An investment in the Combined Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Combined Fund. While the Combined Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Combined Fund.

Other Investment Companies Risk

When investing in an investment company, the Combined Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of the Combined Fund’s management fees and other expenses with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Combined Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to same leverage risks.

Platform Risk

If the Combined Fund purchases Alt Lending ABS on an alternative lending platform, the Combined Fund will have the right to receive principal and interest payments due on loans underlying the Alt Lending ABS only if the platform servicing the loans receives the borrower’s payments on such loans and passes such payments through to the Combined Fund. If a borrower is unable or fails to make payments on a loan for any reason, the Combined Fund may be greatly limited in its ability to recover any outstanding principal or interest due, as (among other reasons) the Combined Fund may not have direct recourse against the borrower or may otherwise be limited in its ability to directly enforce its rights under the loan, whether through the borrower or the platform through which such loan was originated, the loan may be unsecured or under-collateralized and/or it may be impracticable to commence a legal proceeding against the defaulting borrower.

The Combined Fund may have limited knowledge about the underlying loans and is dependent upon the platform for information regarding underlying loans. Although the Combined Fund may conduct diligence on the platforms, the Combined Fund generally does not have the ability to independently verify the information provided by the platforms, other than payment information regarding loans and other alternative lending-related instruments owned by the Combined Fund, which the Combined Fund observes directly as payments are received. With respect to alternative lending instruments that the Combined Fund purchases in the secondary market (i.e., not directly from an alternative lending platform), the Combined Fund may not perform the same level of diligence on such platform or at all. The Combined Fund may not review the particular characteristics of the loans collateralizing an Alt Lending ABS, but rather negotiate in advance with platforms the general criteria of the underlying loans. As a result, the Combined Fund is dependent on the platforms’ ability to collect, verify and provide information to the Combined Fund about each loan and borrower.

The Combined Fund relies on the borrower’s credit information, which is provided by the platforms. However, such information may be out of date, incomplete or inaccurate and may, therefore, not accurately reflect the borrower’s actual creditworthiness. Platforms may not have an obligation to update borrower information, and, therefore, the Combined Fund may not be aware of any impairment in a borrower’s creditworthiness subsequent to the making of a particular loan. The platforms’ credit decisions and scoring models may be based on algorithms that could potentially contain programming or other errors or prove to be ineffective or otherwise flawed. This could adversely affect loan pricing data and approval processes and could cause loans to be mispriced or misclassified, which could ultimately have a negative impact on the Combined Fund’s performance.

In addition, the underlying loans, in some cases, may be affected by the success of the platforms through which they are facilitated. Therefore, disruptions in the businesses of such platforms may also negatively impact the value of the Combined Fund’s investments. In addition, disruption in the business of a platform could limit or eliminate the ability of the Combined Fund to invest in loans originated by that platform, and therefore the Combined Fund could lose some or all of the benefit of its diligence effort with respect to that platform.

Platforms are for-profit businesses that, as a general matter, generate revenue by collecting fees on funded loans from borrowers and by assessing a loan servicing fee on investors, which may be a fixed annual amount or a percentage of the loan or amounts collected. This business could be disrupted in multiple ways; for example, a platform could file for bankruptcy or a platform might suffer reputational harm from negative publicity about the platform or alternative lending more generally and the loss of investor confidence in the event that a loan facilitated through the platform is not repaid and the investor loses money on its investment. Many platforms and/or their affiliates have incurred operating losses since their inception and may continue to incur net losses in the future, particularly as their businesses grow and they incur additional operating expenses. Platforms may also be forced to defend legal action taken by regulators or governmental bodies. Alternative lending is a newer industry operating in an evolving legal environment. Platforms may be subject to risk of litigation alleging violations of law and/or regulations, including, for example, consumer protection laws, whether in the U.S. or in foreign jurisdictions. Platforms may be unsuccessful in defending against such lawsuits or other actions and, in addition to the costs incurred in fighting any such actions, platforms may be required to pay money in connection with the judgments, settlements or fines or may be forced to modify the terms of its borrower loans, which could cause the platform to realize a loss or receive a lower return on a loan than originally anticipated. Platforms may also be parties to litigation or other legal action in an attempt to protect or enforce their rights or those of affiliates, including intellectual property rights, and may incur similar costs in connection with any such efforts.

The Combined Fund’s investments in Alt Lending ABS may expose the Combined Fund to the credit risk of the issuer. Generally, such instruments are unsecured obligations of the issuer; an issuer that becomes subject to bankruptcy proceedings may be unable to make full and timely payments on its obligations to the Combined Fund, even if the payments on the underlying loan or loans continue to be made timely and in full. In addition, when the Combined Fund owns Alt Lending ABS, the Combined Fund and its custodian generally does not have a contractual relationship with, or personally identifiable information regarding, individual borrowers, so the Combined Fund will not be able to enforce underlying loans directly against borrowers and may not be able to appoint an alternative servicing agent in the event that a platform or third-party servicer, as applicable, ceases to service the underlying loans. Therefore, the Combined Fund is more dependent on the platform for servicing than if the Combined Fund had owned whole loans through the platform. Where such interests are secured, the Combined Fund relies on the platform to perfect the Combined Fund’s security interest. In addition, there may be a delay between the time the Combined Fund commits to purchase an instrument issued by a platform, its affiliate or a special purpose entity sponsored by the platform or its affiliate and the issuance of such instrument and, during such delay, the Combined Fund committed to such an investment will not earn interest on the investment nor will it be available for investment in other alternative lending-related instruments, which will reduce the effective rate of return on the investment.

Portfolio Turnover Risk

The Investment Manager manages the Combined Fund without regard generally to restrictions on portfolio turnover. The use of futures contracts and other derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for the Combined Fund. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts and other derivative instruments may involve the payment of commissions to futures commission merchants or other intermediaries. Higher portfolio turnover involves correspondingly greater expenses to the Combined Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of the Combined Fund, the higher these transaction costs borne by the Combined Fund generally will be. Such sales may result in realization of taxable capital gains (including short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates when distributed net of short-term capital losses and net long-term capital losses), and may adversely impact the Combined Fund’s after-tax returns.

Potential Conflicts of Interest Risk — Allocation of Investment Opportunities

The Investment Manager is involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Combined Fund. The Investment Manager may provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Combined Fund. Subject to the requirements of the 1940 Act, the Investment Manager intends to engage in such activities and may receive compensation from third parties for its services. The results of the Combined Fund’s investment activities may differ from those of the Combined Fund’s affiliates, or another account managed by the Combined Fund’s affiliates, and it is possible that the Combined Fund could sustain losses during periods in which one or more of the Combined Fund’s affiliates and/or other accounts managed by the Investment Manager or its affiliates, including proprietary accounts, achieve profits on their trading. The Investment Manager has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Preferred Securities Risk

In addition to equity securities risk, credit risk and possibly high yield risk, investment in preferred securities involves certain other risks. Certain preferred securities contain provisions that allow an issuer under certain conditions to skip or defer distributions. If the Combined Fund owns a preferred security that is deferring its distribution, the Combined Fund may be required to include the amount of the deferred distribution in its taxable income for tax purposes although it does not currently receive such amount in cash. In order to receive the special treatment accorded to regulated investment companies and their shareholders under the Internal Revenue Code of 1986, as amended (the “Code”), and to avoid U.S. federal income and/or excise taxes at the Combined Fund level, the Combined Fund may be required to distribute this income to shareholders in the tax year in which the income is recognized (without a corresponding receipt of cash). Therefore, the Combined Fund may be required to pay out as an income distribution in any such tax year an amount greater than the total amount of cash income the Combined Fund actually received and to sell portfolio securities, including at potentially disadvantageous times or prices, to obtain cash needed for these income distributions. Preferred securities often are subject to legal provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. In the event of redemption, the Combined Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred securities are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred securities may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities.

Privacy and Data Security Risk

The Combined Fund generally does not intend to obtain or hold borrowers’ non-public personal information, and the Combined Fund intends to implement procedures designed to prevent the disclosure of borrowers’ non-public personal information to the Combined Fund. However, service providers to the Combined Fund or its direct or indirect fully-owned subsidiaries, including their custodians and the platforms acting as loan servicers for the Combined Fund or its direct or indirect fully-owned subsidiaries, may obtain, hold or process such information. The Combined Fund cannot guarantee the security of non-public personal information in the possession of such a service provider and cannot guarantee that service providers have been and will continue to comply with the Gramm-Leach-Bliley Act (“GLBA”), other data security and privacy laws and any other related regulatory requirements. Violations of GLBA and other laws could subject the Combined Fund to litigation and/or fines, penalties or other regulatory action, which, individually or in the aggregate, could have an adverse effect on the Combined Fund. The Combined Fund may also face regulations related to privacy and data security in the other jurisdictions in which the Combined Fund invests.

Private Placements Risk

A private placement involves the sale of securities that have not been registered under the Securities Act or relevant provisions of applicable non-U.S. law to certain institutional and qualified individual purchasers, such as the Combined Fund. Securities received in a private placement generally are subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities. Therefore, the Combined Fund may be unable to dispose of such securities when it desires to do so, or at the most favorable time or price. Private placements may also raise valuation risks.

Privately-Issued Mortgage-Related Securities Risk

There are no direct or indirect government or agency guarantees of payments in pools created by non-governmental issuers. Privately-issued mortgage-related securities are also not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee.

Privately-issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in the Combined Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

Real Estate Risk

To the extent that the Combined Fund invests in real estate related investments, including REITs, real estate-related loans or real-estate linked derivative instruments, it will be subject to the risks associated with owning real estate and with the real estate industry generally. These include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, the possibility of adverse changes in interest rates and in the credit markets and the possibility of borrowers paying off mortgages sooner than expected, which may lead to reinvestment of assets at lower prevailing interest rates. To the extent that the Combined Fund invests in REITs, it will also be subject to the risk that a REIT may default on its obligations or go bankrupt. By investing in REITs indirectly through the Combined Fund, a shareholder will indirectly bear his or her proportionate share of the expenses of the REITs. The Combined Fund’s investments in REITs could cause the Combined Fund to recognize income in excess of cash received from those securities and, as a result, the Combined Fund may be required to sell portfolio securities, including when it is not advantageous to do so, in order to make distributions. An investment in a REIT or a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for favorable tax treatment under the Code. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. Finally, private REITs are not traded on a national securities exchange. As such, these products are generally illiquid. This reduces the ability of the Combined Fund to redeem its investment early. Private REITs are also generally harder to value and may bear higher fees than public REITs.

Regulatory Changes Risk

Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Combined Fund is regulated, affect the expenses incurred directly by the Combined Fund and the value of its investments, limit or preclude the Combined Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. The Combined Fund and the Investment Manager have historically been eligible for exemptions from certain regulations. However, there is no assurance that the Combined Fund or the Investment Manager will continue to be eligible for such exemptions. Actions by governmental entities may also impact certain instruments in which the Combined Fund invests.

Moreover, government regulation may have unpredictable and unintended effects. Legislative or regulatory actions to address perceived liquidity or other issues in fixed income markets generally, or in particular markets such as the municipal securities market, may alter or impair the Combined Fund’s ability to pursue its investment objectives or utilize certain investment strategies and techniques.

Current rules related to credit risk retention requirements for asset-backed securities may increase the cost to originators, securitizers and, in certain cases, asset managers of securitization vehicles in which the Combined Fund may invest. The impact of the risk retention rules on the securitization markets is uncertain. These requirements may increase the costs to originators, securitizers, and, in certain cases, collateral managers of securitization vehicles in which the Combined Fund may invest, which costs could be passed along to such Fund as an investor in such vehicles. In addition, the costs imposed by the risk retention rules on originators, securitizers and/or collateral managers may result in a reduction of the number of new offerings of asset-backed securities and thus in fewer investment opportunities for the Combined Fund. A reduction in the number of new securitizations could also reduce liquidity in the markets for certain types of financial assets, which in turn could negatively affect the returns on the Combined Fund’s investment.

Regulatory Risk — Commodity Pool Operator

The CFTC has adopted regulations that subject registered investment companies and their investment advisers to regulation by the CFTC if the registered investment company invests more than a prescribed level of its liquidation value in futures, options on futures or commodities, swaps, or other financial instruments regulated under the CEA and the rules thereunder (“commodity interests”), or if the Combined Fund markets itself as providing investment exposure to such instruments.

Regulatory Risk — LIBOR

The Combined Fund’s investments, payment obligations and financing terms may rely in some fashion on the London Interbank Offered Rate (“LIBOR”). LIBOR is expected to be phased out by the end of 2021 and there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. Any potential effects of the transition away from LIBOR on the Combined Fund or on certain instruments in which the Combined Fund invests can be difficult to ascertain, and they may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. For example, certain of the Combined Fund’s investments may involve individual contracts that have no existing fallback provision or language that contemplates the discontinuation of LIBOR, and those investments could experience increased volatility or illiquidity as a result of the transition process. In addition, interest rate provisions included in such contracts, or in contracts or other arrangements entered into by the Combined Fund, may need to be renegotiated. The transition may also result in a reduction in the value of certain instruments held by the Combined Fund, a change in the cost of borrowing or the dividend rate for any preferred shares that may be issued by the Combined Fund, or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Combined Fund.

Reinvestment Risk

Income from the Combined Fund’s portfolio will decline if and when the Combined Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. The Combined Fund also may choose to sell higher yielding portfolio securities and to purchase lower yielding securities to achieve greater portfolio diversification, because the portfolio managers believe the current holdings are overvalued or for other investment-related reasons. A decline in income received by the Combined Fund from its investments is likely to have a negative effect on dividend levels and the market price, NAV and/or overall return of the Common Shares.

Repurchase Agreements Risk

The Combined Fund may enter into repurchase agreements, in which the Combined Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security at the Combined Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Combined Fund would seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements may be or become illiquid. These events could also trigger adverse tax consequences for the Combined Fund.

Restricted Securities Risk

A private placement involves the sale of securities that have not been registered under the Securities Act or relevant provisions of applicable non-U.S. law to certain institutional and qualified individual purchasers, such as the Combined Fund. In addition to the general risks to which all securities are subject, securities received in a private placement generally are subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities. Therefore, the Combined Fund may be unable to dispose of such securities when it desires to do so, or at the most favorable time or price. Private placements may also raise valuation risks. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Such securities are often more difficult to value and the sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Until the Combined Fund can sell such securities into the public markets, its holdings will be less liquid and any sales will need to be made pursuant to an exemption under the Securities Act.

Securities Lending Risk

For the purpose of achieving income, the Combined Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Objectives and Policies—Loans of Portfolio Securities” in the Statement of Additional Information for more details. When the Combined Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Combined Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Combined Fund may pay lending fees to a party arranging the loan. Cash collateral received by the Combined Fund in securities lending transactions may be invested in short-term liquid fixed income instruments or in money market or short-term mutual funds, or similar investment vehicles, including affiliated money market or short-term mutual funds. The Combined Fund bears the risk of such investments.

Segregation and Coverage Risk

Certain portfolio management techniques, such as, among other things, entering into reverse repurchase agreement transactions, swap agreements, futures contracts or other derivative transactions, purchasing securities on a when-issued or delayed delivery basis or engaging in short sales may be considered senior securities unless steps are taken to segregate the Combined Fund’s assets or otherwise cover its obligations. To avoid having these instruments considered senior securities, the Combined Fund may segregate liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under these types of leveraged transactions, enter into offsetting transactions or otherwise cover such transactions. At times, all or a substantial portion of the Combined Fund’s liquid assets may be segregated for purposes of various portfolio transactions. The Combined Fund may be unable to use such segregated assets for certain other purposes, which could result in the Combined Fund earning a lower return on its portfolio than it might otherwise earn if it did not have to segregate those assets in respect of, or otherwise cover, such portfolio positions. To the extent the Combined Fund’s assets are segregated or committed as cover, it could limit the Combined Fund’s investment flexibility. Segregating assets and covering positions will not limit or offset losses on related positions.

Senior Debt Risk

The Combined Fund may be subject to greater levels of credit risk than funds that do not invest in below investment grade senior debt. The Combined Fund may also be subject to greater levels of liquidity risk than funds that do not invest in senior debt. Restrictions on transfers in loan agreements, a lack of publicly available information and other factors may, in certain instances, make senior debt more difficult to sell at an advantageous time or price than other types of securities or instruments. Additionally, if the issuer of senior debt prepays, the Combined Fund will have to consider reinvesting the proceeds in other senior debt or similar instruments that may pay lower interest rates.

Short Exposure Risk

The Combined Fund’s short sales, if any, are subject to special risks. A short sale involves the sale by the Combined Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. The Combined Fund may also enter into a short position through a forward commitment or a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Combined Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any transaction costs (i.e., premiums and interest) paid to the broker-dealer to borrow securities. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot decrease below zero.

By investing the proceeds received from selling securities short, the Combined Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Combined Fund’s exposure to long security positions and make any change in the Combined Fund’s NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that any leveraging strategy the Combined Fund employs will be successful during any period in which it is employed.

In times of unusual or adverse market, economic, regulatory or political conditions, the Combined Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions generally may exist for long periods of time. Also, there is the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Combined Fund.

Smaller Company Risk

The general risks associated with debt instruments or equity securities are particularly pronounced for securities issued by companies with small market capitalizations. Small capitalization companies involve certain special risks. They are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also have limited liquidity. These securities may therefore be more vulnerable to adverse developments than securities of larger companies, and the Combined Fund may have difficulty purchasing or selling securities positions in smaller companies at prevailing market prices. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

Sovereign Debt Risk

In addition to the other risks applicable to debt investments, sovereign debt may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion. A sovereign entity’s failure to make timely payments on its debt can result from many factors, including, without limitation, insufficient foreign currency reserves or an inability to sufficiently manage fluctuations in relative currency valuations, an inability or unwillingness to satisfy the demands of creditors and/or relevant supranational entities regarding debt service or economic reforms, the size of the debt burden relative to economic output and tax revenues, cash flow difficulties, and other political and social considerations. The risk of loss to the Combined Fund in the event of a sovereign debt default or other adverse credit event is heightened by the unlikelihood of any formal recourse or means to enforce its rights as a holder of the sovereign debt. In addition, sovereign debt restructurings, which may be shaped by entities and factors beyond the Combined Fund’s control, may result in a loss in value of the Combined Fund’s sovereign debt holdings.

Structured Investments Risk

Holders of structured products, including structured notes, credit- linked notes and other types of structured products, bear the risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Combined Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) are generally influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining such financing, which may adversely affect the value of the structured products owned by the Combined Fund. Structured products generally entail risks associated with derivative instruments.

Subprime Risk

Loans, and debt instruments collateralized by loans, acquired by the Combined Fund may be subprime in quality, or may become subprime in quality. Although there is no specific legal or market definition of “subprime,” subprime loans are generally understood to refer to loans made to borrowers that display poor credit histories and other characteristics that correlate with a higher default risk. Accordingly, subprime loans, and debt instruments secured by such loans, have speculative characteristics and are subject to heightened risks, including the risk of nonpayment of interest or repayment of principal, and the risks associated with investments in high yield securities. In addition, these instruments could be subject to increased regulatory scrutiny. The Combined Fund is not restricted by any particular borrower credit criteria when acquiring loans or debt instruments collateralized by loans.

Subsidiary Risk

To the extent the Combined Fund invests through one or more of its subsidiaries, the Combined Fund would be exposed to the risks associated with such subsidiary’s investments. Such subsidiaries would likely not be registered as investment companies under the 1940 Act and therefore would not be subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the jurisdiction in which a subsidiary is organized could result in the inability of the Combined Fund and/or the subsidiary to operate as intended and could adversely affect the Combined Fund.

Synthetic Convertible Securities Risk

The values of synthetic convertible securities will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible is composed of two or more separate securities or instruments, each with its own market value. Synthetic convertible securities are also subject to the risks associated with derivatives. In addition, if the value of the underlying common stock or the level of the index involved in the convertible element falls below the strike price of the warrant or option, the warrant or option may lose all value.

Tax Risk

The Combined Fund has elected to be treated as a “regulated investment company” (a “RIC”) under the Internal Revenue Code (the “Code”) and intends each year to qualify and be eligible to be treated as such, so that it generally will not be subject to U.S. federal income tax on its net investment income or net short-term or long-term capital gains, that are distributed (or deemed distributed, as described below) to shareholders. In order to qualify and be eligible for such treatment, the Combined Fund must meet certain asset diversification tests, derive at least 90% of its gross income for such year from certain types of qualifying income, and distribute to its shareholders at least 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses).

The Combined Fund’s investment strategy will potentially be limited by its intention to continue qualifying for treatment as a RIC, and can limit the Combined Fund’s ability to continue qualifying as such. The tax treatment of certain of the Combined Fund’s investments under one or more of the qualification or distribution tests applicable to regulated investment companies is uncertain. An adverse determination or future guidance by the IRS or a change in law might affect the Combined Fund’s ability to qualify or be eligible for treatment as a RIC.

If, in any year, the Combined Fund were to fail to qualify for treatment as a RIC under the Code, and were ineligible to or did not otherwise cure such failure, the Combined Fund would be subject to tax on its taxable income at corporate rates and, when such income is distributed, shareholders would be subject to a further tax to the extent of the Combined Fund’s current or accumulated earnings and profits.

The value of the Combined Fund’s investments and its net asset value may be adversely affected by changes in tax rates and policies.

U.S. Government Securities Risk

Certain U.S. Government Securities such as U.S. Treasury bills, notes and bonds and mortgage-related securities guaranteed by the GNMA, are supported by the full faith and credit of the United States; others, such as those of Federal Home Loan Banks (“FHLBs”) or the Federal Home Loan Mortgage Corporation (“FHLMC”), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others are supported only by the credit of the agency, instrumentality or corporation. Although legislation has been enacted to support certain government sponsored entities, including the FHLBs, FHLMC and FNMA, there is no assurance that the obligations of such entities will be satisfied in full, or that such obligations will not decrease in value or default. It is difficult, if not impossible, to predict the future political, regulatory or economic changes that could impact the government sponsored entities and the values of their related securities or obligations. In addition, certain governmental entities, including FNMA and FHLMC, have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued by these entities. Yields available from U.S. Government debt securities are generally lower than the yields available from such other securities. The values of U.S. Government Securities change as interest rates fluctuate.

Valuation Risk

Certain securities in which the Combined Fund invests may be less liquid and more difficult to value than other types of securities. When market quotations or pricing service prices are not readily available or are deemed to be unreliable, the Combined Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Combined Fund’s Board of Trustees. Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

Zero-Coupon Bond, Step-Ups and Payment-In-Kind Securities Risk

The market prices of zero-coupon, step-ups and payment-in-kind securities are generally are more volatile than the prices of securities that pay interest periodically and in cash, and are likely to respond to changes in interest rates to a greater degree than other types of debt securities with similar maturities and credit quality. Because zero-coupon securities bear no interest, their prices are especially volatile. And because zero-coupon bondholders do not receive interest payments, the prices of zero-coupon securities generally fall more dramatically than those of bonds that pay interest on a current basis when interest rates rise. The market for zero-coupon and payment-in-kind securities may suffer decreased liquidity. In addition, as these securities may not pay cash interest, the Combined Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Combined Fund’s portfolio. Further, to maintain its qualification for treatment as a RIC and to avoid Fund-level U.S. federal income and/or excise taxes, the Combined Fund is required to distribute to its shareholders any income it is deemed to have received in respect of such investments, notwithstanding that cash has not been received currently, and the value of paid-in-kind interest. Consequently, the Combined Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate the cash, or may have to leverage itself by borrowing the cash to satisfy this distribution requirement. The required distributions, if any, would result in an increase in the Combined Fund’s exposure to these securities. Zero coupon bonds, step-ups and payment-in-kind securities allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The Combined Fund would be required to distribute the income on these instruments as it accrues, even though the Combined Fund will not receive the income on a current basis or in cash. Thus, the Combined Fund may sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders.

ADDITIONAL INFORMATION REGARDING THE PROPOSALS

The terms and conditions under which the Reorganizations may be consummated are set forth in the Plan of Reorganization. Significant provisions of the Plan of Reorganization are summarized below; however, this summary is qualified in its entirety by reference to the Plan of Reorganization, a form of which is attached to this Proxy Statement/Prospectus as Appendix A. The Board of each Fund has approved the Plan of Reorganization.

The Plan of Reorganization

The Plan of Reorganization provides that each of the Target Funds will transfer all of its respective assets to PDI, and, in exchange, PDI will assume all of the liabilities of each Target Fund and deliver Merger Shares (and cash in lieu of fractional shares, if any) having an aggregate net asset value equal to the value of the properties and assets of the Target Fund attributable to common shares of the Target Fund on such date less the value of the liabilities attributable to such shares assumed by PDI on such date. Immediately thereafter, each Target Fund will distribute Merger Shares (and cash in lieu of fractional shares, if any) in complete liquidation to its common shareholders of record as of the closing date of the Reorganization pro rata based on the shareholder’s interest in the Target Fund. As a result of the Reorganizations, each holder of the common shares of each Target Fund would receive Merger Shares having an aggregate net asset value equal to the aggregate net asset value of common shares of beneficial interest of the Target Fund held by such shareholder as of the valuation time (as defined in the Plan of Reorganization). No fractional Merger Shares will be distributed to shareholders of the Target Funds and, in lieu of such fractional shares, shareholders of the Target Funds will receive cash.

If the Reorganizations are approved by shareholders, as applicable, it is expected the Reorganizations will be consummated on a date approximately two to three months after (and in any event not earlier than two months after) the Special Meeting, subject to PIMCO’s market outlook and operational considerations (the “Closing Date”). The Closing Date will be communicated to shareholders following the shareholder meeting.

The consummation of the Reorganizations is subject to the conditions set forth in the Plan of Reorganization and the approval of the shareholders of both PDI and PKO. In addition, the Plan of Reorganization may be terminated and the Reorganizations abandoned at any time, before or after approval by the shareholders of PDI and PKO, prior to the Exchange Date, by consent of the applicable Board, or if any condition set forth in the Plan of Reorganization has not been fulfilled and has not been waived.

Please refer to Appendix A to review the terms and conditions of the Plan of Reorganization.

Description of the Merger Shares

As of June 10, 2021, PDI had 70,334,136 common shares outstanding. According to the terms of the Plan of Reorganization, shareholders of each Target Fund will receive Merger Shares (and cash in lieu of fractional shares, if any) having an aggregate net asset value equal to the aggregate net asset value of common shares of beneficial interest of the Target Fund held by such shareholder as of the valuation time (as defined in the Plan of Reorganization). The Combined Fund intends to hold annual meetings of shareholders so long as the common shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

Common shares of the Target Funds and the Combined Fund have identical voting rights and rights with respect to payment of dividends and distributions of assets upon liquidation of their respective Fund and have no preemptive, conversion or exchange rights. All common shares of PDI have equal rights as to the payment of dividends and the distribution of assets upon liquidation of the Fund. Merger Shares will, when issued, be fully paid and will have no pre-emptive or conversion rights or rights to cumulative voting.

Shares of closed-end investment companies frequently trade at prices lower than net asset value. Whether investors will realize gains or losses upon the sale of common shares will not depend upon the Fund’s net asset value but will depend entirely upon whether the market price of the common shares at the time of sale is above or below the original purchase price for the shares. Since the market price of PDI’s common shares will be determined by factors beyond the control of PDI, PDI cannot predict whether the common shares will trade at, below, or above net asset value or at, below or above the initial public offering price. Accordingly, the common shares are designed primarily for long-term investors, and investors in common shares should not view the Combined Fund as a vehicle for trading purposes.

Expenses of the Reorganization

PIMCO will bear the direct expenses incurred in connection with the Reorganizations and the transactions contemplated by the Plan of Reorganization, including, without limitation, costs associated with printing, mailing, and soliciting proxies, drafting this Proxy Statement/Prospectus, accounting fees and legal fees and registration fees of the SEC and NYSE listing fees and expenses associated with holding the Board meetings. Any transaction costs associated with portfolio transactions prior or subsequent to the Merger and/or associated with transferring certain assets to the Acquiring Fund will be borne by the respective Fund incurring the expense (other than costs borne by PIMCO as part of the unified management fee under the IMA). Based on each Target Fund’s portfolio as of June 10, 2021, the estimated portfolio transaction costs related to transferring certain assets to the Acquiring Fund in connection with the Reorganizations would be expected to be approximately 0.06% and 0.09% of PCI and PKO net assets, respectively. However, actual transaction costs may vary significantly and will depend on market conditions and each Target Fund’s portfolio holdings at the time. Notwithstanding the foregoing, costs and expenses will be paid by the Fund directly incurring them to the extent the payment by another party of such costs and expenses would result in the disqualification of the Fund as a “regulated investment company” within the meaning of Sections 851 and 852 of the Code.

Portfolio Transitioning

In light of the existing similarities in the Funds’ investment strategies and holdings, PIMCO generally does not expect to restructure the Target Funds’ portfolios or reposition their holdings to a significant extent prior to or shortly after the Reorganizations in order to align with PDI’s investment strategies.

However, as of the close of business on the date that Proposals are approved through the Closing Date, the Target Funds will be in a “transition period” during which PIMCO may need to reposition the Target Funds’ assets to align with the investment strategies of PDI and prepare to transfer the Target Funds’ assets. During this time, the Target Funds may not be pursuing their investment objective and strategies, and limitations on permissible investments and investment restrictions will not apply.

Federal Income Tax Consequences

The Reorganizations are intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). As a condition to the closing of the Reorganizations, the Target Funds and PDI will receive an opinion from

Ropes & Gray LLP substantially to the effect that, as further described below, on the basis of existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for U.S. federal income tax purposes:

•

The transfer by the Target Funds of their assets to PDI in exchange for the Merger Shares (and cash in lieu of fractional shares, if any) and the assumption by PDI of all the liabilities of the Target Funds, followed by the distribution of the Merger Shares (and cash in lieu of fractional shares, if any) to shareholders of the Target Funds in liquidation of the Target Funds will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and each of PDI and the Target Funds will be “a party to the reorganization” within the meaning of Section 368(b) of the Code;

•

Under Sections 361 and 357 of the Code, the Target Funds will not recognize any gain or loss upon the transfer of their assets to PDI pursuant to the Plan of Reorganization in exchange solely for the Merger Shares (and cash in lieu of fractional shares, if any) and the assumption by PDI of all liabilities of the Target Funds, or upon the distribution of the Merger Shares (and cash in lieu of fractional shares, if any) by the Target Funds to their shareholders in liquidation of the Target Funds, except for (A) any gain or loss recognized on (1) “section 1256 contracts” as defined in Section 1256(b) of the Code, or (2) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) any other gain or loss that may be required to be recognized (1) as a result of the closing of the tax year of the Target Fund, (2) upon the termination of a position, or (3) upon the transfer of an asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code;

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Under Section 354 of the Code, each Target Fund’s shareholders will not recognize any gain or loss upon the exchange of their Target Fund shares for Merger Shares (and cash in lieu of fractional shares, if any);

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Under Section 358 of the Code, the aggregate basis in the Merger Shares that each Target Fund’s shareholders receive in exchange for their shares of the Target Fund will be the same as the aggregate basis of the shares of the Target Fund exchanged therefor;

•

Under Section 1223(1) of the Code, a Target Fund shareholder’s holding period for the Merger Shares received pursuant to the Plan of Reorganization will include the shareholder’s holding period for the Target Fund’s shares exchanged therefor, provided that the shareholder held the Target Fund’s shares as capital assets on the date of the exchange;

•

Under Section 1032 of the Code, PDI will not recognize any gain or loss upon the receipt of the assets of the Target Funds solely in exchange for Merger Shares (and cash in lieu of fractional shares, if any) and the assumption by PDI of all the liabilities of Target Funds;

•

Under Section 362(b) of the Code, the PDI’s tax basis in the assets of the Target Funds will be the same as the Target Fund’s tax basis immediately prior to the transfer, increased by any gain or decreased by any loss required to be recognized as described above;

•

Under Section 1223(2) of the Code, the holding period of each asset of the Target Funds in the hands of PDI, other than any asset with respect to which gain or loss is required to be recognized as described above, will include the period during which such asset was held or treated for U.S. federal income tax purposes as held by the Target Fund; and

•

PDI will succeed to and take into account the items of the Target Funds described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

The opinion will be based on certain factual certifications made by the officers of the Target Funds and PDI and will also be based on customary assumptions. It is possible that the IRS or a court could disagree with Ropes & Gray LLP’s opinion, which therefore cannot be free from doubt.

Opinion of counsel is not binding upon the IRS or the courts. If the Reorganizations were consummated but did not qualify as a tax-free reorganization under the Code, a shareholder of the Target Funds would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Target Fund shares and the fair market value of the shares of PDI he or she received. Shareholders of the Target Funds should consult their tax advisors regarding the effect, if any, of the Reorganizations in light of their individual circumstances.

Capital gains or losses realized in connection with repositioning of each Target Fund’s portfolio will depend on the value of the Target Fund’s assets at the actual time of repositioning. Capital gains, if any, recognized as a result of these sales on a net basis, after the application of any available capital loss carryforward, will be distributed to the Target Fund’s shareholders as one or more capital gain dividends and/or ordinary dividends, and such distributions will be taxable to the Target Fund’s shareholders with taxable accounts.

While the Combined Fund generally will succeed to the tax attributes of the Target Funds, including each Target Fund’s cost basis and holding period in its assets, its unrealized gains and losses, and its capital loss carryforwards, the Code has loss limitation rules that limit the extent to which the Combined Fund can use pre-reorganization losses (including capital loss carryforwards, net year-to-date realized losses and built-in losses above a threshold) to offset the Combined Fund’s gains. Therefore, shareholders of a Fund may pay taxes sooner, or pay more taxes, than they would have had the Reorganizations not occurred.

As of June 30, 2020, the Funds had capital loss carryforwards in the following amounts.

Fund	Capital Loss Carryforwards
PKO	$12,572,340
PCI	$400,303,516
PDI	$69,858,586

Given the Funds’ relative net asset values on January 31, 2021, (i) the Combined Fund would have capital loss carryforwards equal to approximately 9.28% of its net assets if both Reorganizations occurred, and (ii) the capital loss carryforwards would be subject to the loss limitation rules of Sections 382 and 383 of the Code. Based on the Funds’ historical activities, it is expected that the annual amount of such losses as so limited would be sufficiently large to allow the Combined Fund to use PKO’s, PCI’s and PDI’s losses without limitation, but there can be no assurance in that regard.

This description of the U.S. federal income tax consequences of the Reorganizations is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their tax advisors regarding the effect, if any, of the Reorganizations in light of their individual circumstances. Because the foregoing discussion relates only to the U.S. federal income tax consequences of the Reorganizations, shareholders of the Target Funds should also consult their tax advisors as to the state, local and foreign tax consequences, if any, of the Reorganizations.

Organization and Rights of Shareholders

Each Fund is a Massachusetts business trust that offers one class of common shares of beneficial interest, par value $0.00001. PCI and PKO have been in operation since January 31, 2013 and November 30, 2007, respectively, and PDI has been in operation since May 30, 2012. As of June 10, 2021, PDI had

70,334,136 shares outstanding; PCI had 151,739,268 shares outstanding; and PKO had 20,950,301 shares outstanding. None of the Funds have any preferred shares or other senior securities outstanding.

Each Fund’s organizational documents are substantially similar to one another and provide for substantially similar shareholder rights and shareholder preferences, including, among other things, equal rights as to the payment of dividends and the distribution of assets upon a Fund’s liquidation. There are no material differences in the rights of shareholders of the Funds. The Funds’ common shares have been fully paid, and, subject to certain provisions in each Fund’s organizational documents relating to shareholder liability and indemnification, are non-assessable and have no pre-emptive or conversion rights or rights to cumulative voting. Each Fund’s common shares trade on the NYSE.

Under Massachusetts law, a shareholder of a business trust could, under certain circumstances, be held personally liable for the obligations of the trust; however, the Funds’ Declaration of Trust expressly states that shareholders shall not be personally liable for the obligations of the Funds. Further information about each Fund’s governance structure is contained in the Fund’s Statement of Additional Information and its governing documents, which are on file with the SEC.

Dissenting Shareholders’ Rights of Appraisal

Under the organizational documents of each Fund, shareholders of the Funds do not have dissenters’ rights of appraisal with respect to the Reorganizations.

Capitalization of the Funds

The following tables set forth the unaudited capitalization of each Fund as of December 31, 2020, assuming no further sales are made and without reflecting any transaction costs borne by the Funds in connection with the Reorganizations, and on a pro forma basis for the Combined Fund as of that date as if the proposed Reorganizations had occurred on that date. The pro forma capitalization information is for informational purposes only. No assurance can be given as to how many Merger Shares will be received by shareholders as a result of the Reorganizations, and the information should not be relied upon to reflect the number of Merger Shares that actually will be received. The amounts shown are in thousands, except per share amounts.

	PKO	PCI	PDI	Adjustments	Pro Forma Combined Fund (both Reorganizations occur)
Total Net Assets	$480,948	$3,000,191	$1,680,245	-	$5,161,384
Shares Outstanding[20]	20,338	148,120	67,586	(28,433)	207,611
Net Asset Value	$23.65	$20.26	$24.86	-	$24.86

[20]	Reflects adjustment to the number of PDI shares outstanding as a result of the Reorganization.

	PCI	PDI	Adjustments	Pro Forma Combined Fund (only the PCI Merger occurs)
Total Net Assets	$3,000,191	$1,680,245	-	$4,680,436
Shares Outstanding[21]	148,120	67,586	(27,441)	188,265
Net Asset Value	$20.26	$24.86	-	$24.86

[21]	Reflects adjustment to the number of PDI shares outstanding as a result of the Reorganization.

GENERAL INFORMATION ABOUT THE PROXY STATEMENT/PROSPECTUS

The Board is soliciting votes from shareholders of PDI and PKO on the applicable Proposals to be considered at the Special Meeting. Shareholders of PCI are not required or being asked to vote on any matters relating to the Reorganizations. The Proxy Statement/Prospectus is being furnished to PCI shareholders for their information only and is not a solicitation of proxies from PCI shareholders.

How to Vote on the Proposals

This Proxy Statement/Prospectus is being provided in connection with the solicitation of proxies by the Board to solicit vote at the Special Meeting, which will be held at 650 Newport Center Drive, Newport Beach, CA 92660 on August 6, 2021, at 9 a.m. Pacific Time.

You may vote in one of the following ways:

●	complete and sign the enclosed proxy card(s) and mail it to us in the prepaid return envelope (if mailed in the United States);
●	vote on the Internet at the website address listed on your proxy card(s);
●	call the toll-free number 888.227.9349 to reach an automated touchtone voting line; or
●	call the toll-free number 800.814.0439 to speak with a live operator Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern time.

Please see the section below entitled “Right to Revoke Proxy” for information on how to revoke a proxy.

All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy, or, if no specification is made, FOR the Proposals.

Quorum and Adjournment

Only shareholders of record on June 10, 2021 (the “Record Date”) are entitled to receive notice of and to vote at the Special Meeting. A quorum for PKO and PDI at the Special Meeting will consist of the presence in person or by proxy of thirty percent (30%) of the total shares of the applicable Fund entitled to vote at the Special Meeting. If the quorum required for a Proposal has not been met, the persons named as proxies may propose adjournment of the Special Meeting with respect to such Proposal and, if adjournment is proposed, will vote all shares that they are entitled to vote in favor of such adjournment. Any adjournments with respect to the Proposal for a Fund will require the affirmative vote of plurality of shares present in person or by proxy. The costs of any additional solicitation and of any adjourned session will be borne by PIMCO. Any proposal properly brought before the Special Meeting for which sufficient favorable votes have been received by the time of the Special Meeting will be acted upon and such action will be final regardless of whether the Special Meeting is adjourned to permit additional solicitation with respect to any other proposal with respect to which a quorum has not been reached.

Votes cast by proxy or in person at the Special Meeting will be counted by persons appointed by the Funds as tellers (collectively, the “Tellers”) for the Special Meeting. For purposes of determining the presence of a quorum for each Fund, the Tellers will include the total number of shares present at the Special Meeting in person or by proxy, including shares represented by proxies that reflect abstentions.

PIMCO is sensitive to the health and travel concerns of the Funds’ shareholders and the evolving recommendations from public health officials. Due to the difficulties arising from the coronavirus known as COVID-19, the date, time, location or means of conducting the Meeting may change. In the event of such a change, the Funds will issue a press release announcing the change and file the announcement on the SEC’s EDGAR system, among other steps, but may not deliver additional soliciting materials to shareholders or otherwise amend the Funds’ proxy materials. The Funds may consider imposing additional procedures or limitations on Special Meeting attendees or conducting the Special Meeting as a “virtual” shareholder meeting through the internet or other electronic means in lieu of an in-person meeting, subject to any restrictions imposed by applicable law. If the Special Meeting will be held virtually in whole or in part, a Fund will notify its shareholders of such plans in a timely manner and disclose clear directions as to the logistical details of the “virtual” meeting, including how shareholders can remotely access, participate in and vote at such meeting. The Funds plan to announce these changes, if any, at pimco.com/closedendfunds, and encourage you to check this website prior to the Special Meeting if you plan to attend. Please note that any shareholder wishing to attend the Special Meeting in-person is required to comply with any health regulations adopted by federal, state and local governments and PIMCO.

Vote Required

The Reorganizations will be effected only if the Proposals are approved by PKO and PDI shareholders, as applicable. Shareholders of PCI are not required or being asked to vote on any proposals relating to the Reorganizations and are asked not to send a proxy. The Proxy Statement/Prospectus serves as a proxy statement for shareholders of PDI and PKO and a prospectus for the Merger Shares that will be received by shareholders of PKO and PCI.

Approval of the PKO Proposal will require the affirmative “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of PKO. For this purpose, the term “vote of a majority of the outstanding securities” means the vote of the lesser of (1) 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of PKO are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of PKO. The NYSE rules require the issuance of the Merger Shares to be approved by PDI shareholders. PDI’s Bylaws require the affirmative vote of a majority of votes cast on the PDI Proposal to approve the issuance.

The Reorganizations are subject to a number of conditions. If shareholders of PDI do not approve the PDI Proposal, none of the Reorganizations will occur and the PDI Fee Reduction will not take effect. The PKO Merger is contingent upon the consummation of the PCI Merger. As a result, it is possible that the PKO Merger will not occur even if the PKO Proposal is approved and PKO otherwise satisfies its obligations and closing conditions under the Plan of Reorganization.

Effect of Abstentions

All proxies voted, including abstentions, will be counted toward establishing a quorum. Broker-dealer firms holding shares of PKO and PDI in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the Proposals. Under current interpretations of the NYSE rules, broker-dealers that are members of the NYSE and that have not received instructions from a customer may not vote such customer’s shares on the Proposals. Proxies that reflect abstentions will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Shareholders of PKO and PDI are urged to complete and send in their proxy or voting instructions so their votes can be counted.

Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your Shares without instruction. Therefore, if you beneficially own shares of PKO or PDI that are held in “street name” through a broker-dealer and if you have not given or do not give voting instructions for your shares, your shares may not be voted at all or may be voted in a manner that you may not intend.

Assuming the presence of a quorum, abstentions will have the effect of votes against the Proposals. Abstentions will have no effect on the outcome of a vote on adjournment.

Method and Cost of Solicitation

This document has been sent to shareholders of each Fund to provide information and, with respect to PDI and PKO, solicit proxies in connection with the Proposals to be voted on at the Special Meeting. Shareholders of PCI are not required or being asked to vote on any proposals relating to the Reorganization and are asked not to send a proxy. The Proxy Statement/Prospectus is being furnished to PCI shareholders for their information only and is not a solicitation of proxies from PCI shareholders.

The shareholders of each of PKO and PDI entitled to receive notice of the Special Meeting and to vote, and the number of shares that may be voted, with respect to the Special Meeting or any adjournment thereof is determined as of the close of business on the Record Date. The solicitation will be primarily by mail and by telephone and the cost of soliciting proxies for each Fund will be borne by PIMCO. Certain officers of the Funds and certain officers and employees of PIMCO or its affiliates (none of whom will receive additional compensation therefor) may solicit proxies by telephone, mail, e-mail and personal interviews. Any out-of-pocket expenses incurred in connection with the solicitation will be borne by PIMCO. AST Fund Solutions LLC (“AST”) has been retained to provide proxy services. The combined cost of the proxy services provided by AST and the shareholder mailing costs are anticipated to be approximately $600,000.

Unless a Fund receives contrary instructions, only one copy of this Proxy Statement will be mailed to a given address where two or more shareholders share that address and also share the same surname. Additional copies of the Proxy Statement/Prospectus will be delivered promptly upon request. Requests may be sent to the Secretary of the Fund c/o Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660, or by calling 1-(800) 814-0439 on any business day.

Right to Revoke Proxy

At any time before it has been voted, your proxy may be revoked in one of the following ways: (i) by timely delivering a signed, written letter of revocation to the Secretary of the applicable Fund at 650 Newport Center Drive, Newport Beach, CA 92660, (ii) by properly executing and timely submitting a later-dated proxy vote, or (iii) by attending the Meeting and voting in person. If you are planning to attend the Special Meeting in-person, please call 1-(800) 814-0439 in advance. You may also call this phone number for information on how to obtain directions to be able to attend the Special Meeting and vote in person or for information or assistance regarding how to vote by telephone, mail or by internet. Please note that any shareholder wishing to attend the Special Meeting in-person is required to comply with any health regulations adopted by federal, state and local governments and PIMCO. If any proposal, other than the Proposal set forth herein, properly comes before the Meeting, the persons named as proxies will vote in their sole discretion.

Voting Securities and Principal Holders

Shareholders of each of PKO and PDI at the close of business on the Record Date will be entitled to be present and vote on the Proposals at the Meeting, as applicable.

Appendix B lists persons who held of record or beneficially 5% or more of the outstanding shares of each of the Target Fund and PDI as of the Record Date.

Shareholder Proposals for the Combined Fund’s Annual Shareholder Meeting held during the 2021-2022 Fiscal Year

It is currently anticipated that the Combined Fund’s next annual meeting of shareholders after the Special Meeting addressed in this Proxy Statement/Prospectus will be held in June 2022. Proposals of shareholders intended to be presented at that annual meeting of the Combined Fund must be received by the Combined Fund no later than January 24, 2022 for inclusion in the Combined Fund’s proxy statement and proxy cards relating to that meeting. The submission by a shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under the federal securities laws and must be submitted in accordance with the Combined Fund’s Bylaws. Shareholders submitting any other proposals (including proposals to elect Trustee nominees) for the Combined Fund intended to be presented at the annual meeting held during the 2021-2022 fiscal year (i.e., other than those to be included in the Combined Fund’s proxy materials) must ensure that such proposals are received by the Combined Fund, in good order and complying with all applicable legal requirements and requirements set forth in the Fund’s Bylaws. The Combined Fund’s Bylaws provide that any such proposal must be received in writing by the Combined Fund not less than 45 days nor more than 60 days prior to the first anniversary date of the date on which the Combined Fund first mailed its proxy materials for the prior year’s shareholder meeting; provided that, if, in accordance with applicable law, the upcoming shareholder meeting is set for a date that is not within 30 days from the anniversary of the Combined Fund’s prior shareholder meeting, such proposal must be received by the later of the close of business on (i) the date 45 days prior to such upcoming shareholder meeting date or (ii) the 10th business day following the date such upcoming shareholder meeting date is first publicly announced or disclosed. Assuming the next annual meeting is ultimately scheduled to be within 30 days of the June 28 anniversary of this year’s annual meeting of PDI’s shareholders, such proposals must be received no earlier than March 25, 2022 and no later than April 9, 2022. If a shareholder who wishes to present a proposal fails to notify the Combined Fund within these dates described above, the proxies solicited for the meeting will be voted on the shareholder’s proposal, if it is properly brought before the meeting, in accordance with the judgment of the persons named in the enclosed proxy card(s). If a shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy rules. Shareholder proposals should be addressed to the attention of the Secretary of the Combined Fund, at the address of the principal executive offices of the Combined Fund, with a copy to David C. Sullivan, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199-3600.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY CARDS PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE APPLICABLE ANNUAL MEETING. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

APPENDIX A - FORM OF AGREEMENT AND PLAN OF REORGANIZATION

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the “Agreement”) is made as of                 , 2021, by and among PIMCO Income Opportunity Fund (“PKO”), PIMCO Dynamic Credit and Mortgage Income Fund (“PCI”) (each, an “Acquired Fund”), and PIMCO Dynamic Income Fund (“PDI” or the “Acquiring Fund”), each a Massachusetts business trust.

It is understood and agreed that (i) this Agreement and Plan of Reorganization shall constitute a separate agreement in respect of each Acquired Fund’s reorganization into the Acquiring Fund, as if each Acquired Fund had entered into a separate Agreement and Plan of Reorganization with the Acquiring Fund, and (ii) no Acquired Fund shall be deemed to make any representations or warranties to, or have any obligations or liability with respect to, any other Acquired Fund hereunder. The obligations arising out of this Agreement and Plan of Reorganization are several and not joint with respect to each Acquired Fund, and the parties agree not to proceed against any Acquired Fund for the obligations of another.

PLAN OF REORGANIZATION

(a)    The Acquired Fund shall sell, assign, convey, transfer and deliver to the Acquiring Fund on the Exchange Date (as defined in Section 4(a) of the Agreement) all of its properties and assets, including any interests in wholly-owned subsidiaries of the Acquired Fund. In consideration therefor, the Acquiring Fund shall, on the Exchange Date, assume all the liabilities of the Acquired Fund existing as of the Valuation Time (as defined in Section 4(b) of the Agreement) and deliver to the Acquired Fund a number of full common shares of beneficial interest of the Acquiring Fund (the “Merger Shares”) (and cash in lieu of fractional shares, if any) having an aggregate net asset value equal to the value of the properties and assets of the Acquired Fund attributable to common shares of the Acquired Fund on such date less the value of the liabilities attributable to such shares assumed by the Acquiring Fund on such date.

(b)    Upon consummation of the transactions described in paragraph (a) of this Plan of Reorganization, the Acquired Fund shall distribute Merger Shares (and cash in lieu of fractional shares, if any) in complete liquidation to its common shareholders of record as of the Exchange Date; each shareholder of an Acquired Fund being entitled to receive Merger Shares (and cash in lieu of fractional shares, if any) having an aggregate net asset value equal to the aggregate net asset value of common shares of beneficial interest of the Acquired Fund held by such shareholder as of the Valuation Time (as defined in Section 4(b) of the Agreement). No fractional Merger Shares will be distributed to shareholders of the Acquired Fund and, in lieu of such fractional shares, shareholders of the Acquired Fund will receive cash. In the event any one or more shareholders of the Acquired Fund would be entitled to receive fractional Merger Shares, such fractional Merger Shares will be aggregated, and the resulting whole shares will be sold on the exchange on which such shares are listed for the account of all the Acquired Fund shareholders, and the Acquired Fund shareholder will be entitled to a pro rata share of the proceeds from such sale. Certificates representing the Merger Shares will not be issued. All issued and outstanding shares of the Acquired Fund, and all Acquired Fund shares held in Treasury, will simultaneously be cancelled on the books of the Acquired Fund.

(c)    As soon as practicable following the liquidation of the Acquired Fund as aforesaid, the Acquiring Fund shall, if it so elects, transfer to the Acquired Fund bare legal title to such portion of the former Acquired Fund’s assets as the Acquiring Fund designates, to be held by the Acquired Fund as the nominee for or agent on behalf of the Acquiring Fund until the sale of each such respective asset. The entire beneficial ownership interest in all of each former Acquired Fund’s assets, including those for which an Acquired Fund holds bare legal title, shall at all times remain with the Acquiring Fund. The Acquiring

Fund and the Acquired Fund recognize that for all purposes of this Agreement all of the Acquired Fund’s assets shall have been transferred to the Acquiring Fund as of the Exchange Date and that the Acquiring Fund shall retain the entire beneficial ownership interest therein, notwithstanding the subsequent holding by an Acquired Fund of bare legal title to a portion of those assets, as designated by the Acquiring Fund, as nominee for or agent on the behalf of the Acquiring Fund. For tax and accounting purposes, for all periods after the Exchange Date, the Acquiring Fund shall report all of the former Acquired Fund’s assets as assets of the Acquiring Fund on the Acquiring Fund’s balance sheet or other financial statements.

Following the liquidation, the Acquired Fund shall not purchase or otherwise acquire any assets, provided that an Acquired Fund shall accept bare legal title to a portion of the assets beneficially owned by the Acquiring Fund that the Acquiring Fund designates, if any, as soon as practicable after the liquidation. The Acquired Fund shall dispose of any such assets upon the direction of the Acquiring Fund. An Acquired Fund shall not be permitted to reinvest any cash dividends or other distributions or any cash proceeds from any sale of any assets to which it holds bare legal title on behalf of the Acquiring Fund. The Acquired Fund shall promptly remit any cash distributions, other distributions, and cash proceeds from the sale of any such assets to the Acquiring Fund.

As of the first practicable date after which the Acquired Fund no longer holds bare legal title to any of the Acquiring Fund assets and has remitted all income on and proceeds from the sales of such assets to the Acquiring Fund, the Acquired Fund shall be terminated pursuant to the provisions of the Acquired Fund’s Amended and Restated Agreement and Declaration of Trust, as amended (the “Acquired Fund Declaration of Trust”), and applicable law, and its legal existence terminated. Any reporting responsibility of an Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Exchange Date and, if applicable, such later date on which the Acquired Fund is terminated. The transfer of all the assets of the Acquired Fund to the Acquiring Fund in exchange for the Merger Shares (and cash in lieu of fractional shares, if any) and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund, followed by the distribution of the applicable Merger Shares (and cash in lieu of fractional shares, if any) to shareholders of the Acquired Fund in liquidation of the Acquired Fund, as described in and pursuant to this Plan of Reorganization and Agreement, are together intended to be treated as a “reorganization” within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”).

AGREEMENT

The Acquiring Fund and the Acquired Fund agree as follows, solely with respect to such Acquired Fund and not with respect to any other Acquired Fund:

1.        Representations, Warranties and Agreements of the Acquiring Fund. The Acquiring Fund represents and warrants to and agrees with the Acquired Fund that:

a.        The Acquiring Fund is an unincorporated voluntary association (commonly known as a “Massachusetts business trust”) validly existing under the laws of The Commonwealth of Massachusetts, with power under its Amended and Restated Agreement and Declaration of Trust, as amended (the “Acquiring Fund Declaration of Trust”), to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out its obligations under this Agreement. The Acquiring Fund is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.

b.        The Acquiring Fund is registered under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “1940 Act”), as a closed-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

c.        A statement of assets and liabilities, statement of operations, statement of changes in net assets and a schedule of investments (indicating their market values) of the Acquiring Fund as of and for the fiscal year ended June 30, 2021, such statements and schedule having been audited by PricewaterhouseCoopers LLP, independent accountants to the Acquiring Fund. Such statements of assets and liabilities and schedules will fairly present the financial position of the Acquiring Fund as of the dates thereof and said statements of operations and changes in net assets will fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles.

d.        There are no material legal, administrative or other proceedings pending or, to the knowledge of the Acquiring Fund, threatened against the Acquiring Fund, which assert liability on the part of the Acquiring Fund. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

e.        The Acquiring Fund has no known liabilities of a material nature, contingent or otherwise, other than those that are or will be shown as belonging to it on its statement of assets and liabilities as of June 30, 2021, and those incurred in the ordinary course of business as an investment company since such date. Prior to the Exchange Date, the Acquiring Fund will endeavor to quantify and to reflect on its balance sheet all of its material known liabilities and will advise the Acquired Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to June 30, 2021, whether or not incurred in the ordinary course of business.

f.        As of the Exchange Date: (i) the Acquiring Fund will have timely filed (or will have timely obtained extensions to file) all state, federal and other tax returns and reports that are required to have been filed by the Acquiring Fund; (ii) all such returns and reports were or will have been true, correct and complete in all material respects; (iii) the Acquiring Fund has timely paid or will have paid or will pay all federal, state and other taxes shown to be due on said returns and reports or on any assessments received by the Acquiring Fund; (iv) all tax liabilities of the Acquiring Fund will have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund will have been asserted, and no question with respect thereto raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid; and (v) the Acquiring Fund will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

g.        No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended, and the rules and regulations thereunder (the “1933 Act”), the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “1934 Act”), the 1940 Act and state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

h.        There are no material contracts outstanding to which the Acquiring Fund is a party, other than as are or will be disclosed in the Registration Statement, the Proxy Statement or the Prospectus (each as defined in Section (1)(n) herein).

i.        To the best of its knowledge, all of the issued and outstanding shares of beneficial interest of the Acquiring Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquiring Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

j.        The Acquiring Fund has qualified for treatment as a regulated investment company under sections 851 and 852 of the Code in respect of each taxable year since the commencement of its operations and will continue to qualify and be treated as such at all times through the Exchange Date.

k.        The issuance of the Merger Shares pursuant to this Agreement will be in compliance with all applicable federal and state securities laws.

l.        The Merger Shares to be issued by the Acquiring Fund have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and, except as described in the Registration Statement, nonassessable by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

m.        All issued and outstanding shares of the Acquiring Fund are, and at the Exchange Date will be, duly and validly issued and outstanding, fully paid and, except as described in the Registration Statement, nonassessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund’s shares, nor is there outstanding any security convertible into any of the Acquiring Fund’s shares.

n.        The registration statement (the “Registration Statement”) filed with the Securities and Exchange Commission (the “Commission”) by the Acquiring Fund on Form N-14 relating to the Merger Shares issuable hereunder, and the proxy statement of the Acquiring Fund and PKO relating to the meeting of each such Fund’s shareholders referred to in Section 7 herein (as amended or supplemented by any amendments or supplements filed with the Commission by the Acquiring Fund, and together with the documents incorporated therein by reference, the “Proxy Statement”), on the effective date of the Registration Statement, insofar as it relates to the Acquiring Fund (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act, (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (iii) at the time of the shareholders’ meeting referred to in Section 7 and on the Exchange Date, the prospectus and Statement of Additional Information which is contained in the Registration Statement (together, the “Prospectus”), as amended or supplemented by any amendments or supplements filed with the Commission by the Acquiring Fund, and the Proxy Statement will not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement, the Prospectus or the Proxy Statement

made in reliance upon and in conformity with information furnished by the Acquired Fund for use in the Registration Statement, the Prospectus or the Proxy Statement.

o.        The Acquiring Fund satisfies the fund governance standards set forth in Rule 0-l(a)(7)(ii), (iii), (v), (vi) and (vii) under the 1940 Act.

2.        Representations, Warranties and Agreements of the Acquired Fund. The Acquired Fund represents and warrants to and agrees with the Acquiring Fund that, solely with respect to such Acquired Fund and not with respect to any other Acquired Fund:

a.        The Acquired Fund is an unincorporated voluntary association (commonly known as a “Massachusetts business trust”) validly existing under the laws of The Commonwealth of Massachusetts with power under the Acquired Fund Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out its obligations under this Agreement. The Acquired Fund is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund.

b.        The Acquired Fund is registered under the 1940 Act as a closed-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

c.        A statement of assets and liabilities, statement of operations, statement of changes in net assets and a schedule of investments (indicating their market values) of the Acquired Fund as of and for the fiscal year ended June 30, 2021, such statements and schedules having been audited by PricewaterhouseCoopers LLP, independent accountants to the Acquired Fund, will be furnished to the Acquiring Fund prior to the Exchange Date. Such statement of assets and liabilities and schedule will fairly present the financial position of the Acquired Fund as of such date and said statements of operations and changes in net assets will fairly reflect the results of their operations and changes in net assets for the period covered thereby in conformity with generally accepted accounting principles.

d.        There are no material legal, administrative or other proceedings pending or, to the knowledge of the Acquired Fund, threatened against the Acquired Fund, which assert liability on the part of the Acquired Fund. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

e.        There are no material contracts outstanding to which the Acquired Fund is a party, other than as are or will be disclosed in the Registration Statement, the Proxy Statement or the Prospectus.

f.        The Acquired Fund has no known liabilities of a material nature, contingent or otherwise, other than those that will be shown as belonging to them on their statement of assets and liabilities as of June 30, 2021, and those incurred in the ordinary course of its business as an investment company since such date. Prior to the Exchange Date, the Acquired Fund will endeavor to quantify and to reflect on its balance sheet all of its material known liabilities and will advise the

Acquiring Fund of all material liabilities, contingent or otherwise, incurred by them subsequent to June 30, 2021, whether or not incurred in the ordinary course of business.

g.        As of the Exchange Date: (i) the Acquired Fund will have timely filed (or will have timely obtained extensions to file) all state, federal and other tax returns and reports that are required to have been filed by the Acquired Fund; (ii) all such returns and reports were or will have been true, correct and complete in all material respects; (iii) the Acquired Fund has timely paid or will have paid or will pay all federal, state and other taxes shown to be due on said returns and reports or on any assessments received by the Acquired Fund; all tax liabilities of the Acquired Fund will have been adequately provided for on its books, and no tax deficiency or liability of the Acquired Fund will have been asserted, and no question with respect thereto raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid; and (v) the Acquired Fund will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

h.        At the Exchange Date, the Acquired Fund will have full right, power and authority to sell, assign, convey, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Exchange Date, subject only to the delivery of all of the Investments (as defined below), cash and any other assets and liabilities as contemplated by this Agreement, the Acquiring Fund will acquire the Investments and other properties and assets of the Acquired Fund, whether accrued or contingent (collectively, the “Assets”), and liabilities subject to no encumbrances, liens or security interests (other than customary liens of custodians for fees) whatsoever and without any restrictions upon the transfer thereof, except for such encumbrances, liens, security interests or restrictions on transfers as disclosed in writing to the Acquiring Fund. As used in this Agreement, the term “Investments” shall mean the Acquired Fund’s investments shown on the schedule of its investments as of June 30, 2021, referred to in Section 2(c) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions, through the Exchange Date.

i.        No registration under the 1933 Act of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed to the Acquiring Fund by the Acquired Fund.

j.        No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the Transactions contemplated by this Agreement, except such as may be required under the 1933 Act, 1934 Act, the 1940 Act or state securities or blue sky laws.

k.        The Acquired Fund has qualified for treatment as a regulated investment company under sections 851 and 852 of the Code in respect of each taxable year since the commencement of operations and will continue to qualify and be treated as such at all times through the Exchange Date.

l.        The Acquired Fund does not own any “converted property” (as that term is defined in Treasury Regulations Section 1.337(d)-7(a)(1)) that is subject to the rules of section 1374 of the Code as a consequences of the application of section 337(d)(1) of the Code and Treasury Regulations thereunder.

m.        To the best of its knowledge, all of the issued and outstanding shares of beneficial interest of the Acquired Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquired Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

n.        All issued and outstanding shares of the Acquired Fund are, and at the Exchange Date will be, duly and validly issued and outstanding, fully paid and, except as set forth in the Registration Statement, non-assessable by the Acquired Fund. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund’s shares, nor is there outstanding any security convertible into any of the Acquired Fund’s shares.

o.        The Registration Statement and the Proxy Statement, on the effective date of the Registration Statement, (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act; (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (iii) at the time the Proxy Statement and the Registration Statement are distributed to the shareholders of the Acquiring Fund and the shareholders of the Acquired Fund, as applicable, and at the time of the shareholders’ meeting referred to in Section 7, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements of fact relating to the Acquired Fund contained in the Registration Statement, the Prospectus or the Proxy Statement, or omissions to state in any thereof a material fact relating to the Acquired Fund, made or omitted in reliance upon and in conformity with information furnished or approved by the Acquired Fund for use in the Registration Statement, the Prospectus or the Proxy Statement.

p.        The information provided by the Acquired Fund for use in the Registration Statement is accurate and complete in all material respects and complies with federal securities and other laws and regulations applicable thereto in all material respects.

q.        The Acquired Fund satisfies the fund governance standards set forth in Rule 0-1(a)(7)(ii), (iii), (v), (vi) and (vii) under the 1940 Act.

3.        Reorganization.

a.        Subject to any requisite approval of the shareholders of the Acquired Fund and the Acquiring Fund and to the other terms and conditions contained herein (including the Acquired Fund’s obligation to distribute to its shareholders all of its investment company taxable income and net capital gain as described in Section 8(j) hereof), the Acquired Fund agrees to sell, assign, convey, transfer and deliver to the Acquiring Fund, and the Acquiring Fund agrees to acquire from the Acquired Fund, on the Exchange Date all of the Assets existing as of the Valuation Time (as defined in Section 4(b) below) in exchange for that number of shares of beneficial interest of the Acquiring Fund provided for in Section 5 and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, whether accrued or contingent, existing as of the Valuation Time except for the Acquired Fund’s liabilities, if any, arising in connection with this Agreement. The Acquired Fund will, as soon as practicable after the Exchange Date, distribute all of the Merger Shares (and cash in lieu of fractional shares, if any) received by it to the shareholders of record of the Acquired Fund in exchange for their common shares of the Acquired Fund.

b.        The Acquired Fund will pay or cause to be paid to the Acquiring Fund any interest, cash or such dividends, rights and other payments received for the account of the Acquired Fund on or after the Exchange Date with respect to the Assets of the Acquired Fund. Any such distribution shall be deemed included in the Assets transferred to the Acquiring Fund at the Exchange Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone “ex” such distribution prior to the Valuation Time, in which case any such distribution which remains unpaid at the Exchange Date shall be included in the determination of the value of the Assets of the Acquired Fund acquired by the Acquiring Fund.

c.        The Acquired Fund will, within a reasonable period of time before the Exchange Date, furnish the Acquiring Fund with a list of the Acquired Fund’s portfolio securities and other investments. The Acquiring Fund will, within a reasonable period of time before the Exchange Date, identify the investments, if any, on the Acquired Fund’s portfolio that (by itself or in the aggregate with the investments in the Acquiring Fund’s and/or the other Acquired Funds’ portfolios) do not conform to the Acquiring Fund’s investment objectives, policies and/or restrictions and will notify the Acquired Fund accordingly. The Acquired Fund will, if reasonably requested by the Acquiring Fund, dispose of a sufficient amount of such investments as may be necessary to avoid violating such policies and/or restrictions as of the Exchange Date. Notwithstanding the foregoing, nothing herein will require the Acquired Fund to dispose of any portion of its assets if, in the reasonable judgment of the Acquired Fund’s Board of Trustees or investment adviser, such disposition would create more than an insignificant risk that the Reorganization would not be treated as a “reorganization” described in Section 368(a) of the Code or would otherwise not be in the best interests of the Acquired Fund.

4.        Exchange Date; Valuation Time.

a.        Delivery of the assets of the Acquired Fund to be transferred, assumption of the liabilities of the Acquired Fund to be assumed, and delivery of the Merger Shares (and cash in lieu of fractional shares, if any) to be issued and cash to be delivered shall be made, as of the close of business on [    ], such earlier or later day as may be mutually agreed upon in writing by the Acquiring Fund and the Acquired Fund, at such place, time and date agreed to by the Acquiring Fund and the Acquired Fund, the date and time upon which such delivery is to take place being referred to herein as the “Exchange Date.”

b.        The Valuation Time shall be 4:00 p.m. Eastern time on [    ] or such earlier or later day as may be mutually agreed upon in writing by the Acquiring Fund and the Acquired Fund (the “Valuation Time”).

c.        In the event that at the Valuation Time (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the net asset value of the Acquiring Fund or an Acquired Fund is impracticable, the Exchange Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such other date as may be agreed upon by the Acquiring Fund and the Acquired Fund; provided that if trading shall not be fully resumed and reporting restored within three business days after the Exchange Date, this Agreement may be terminated, with respect to the Acquiring Fund and an Acquired Fund, by the Acquiring Fund or the Acquired Fund upon the giving of written notice to the other party.

5.        Issuance of Merger Shares: Assumption of Liabilities. Subject to the terms and conditions contained herein, on the Exchange Date, the Acquiring Fund will deliver to the Acquired Fund a number of full Merger Shares (and cash in lieu of fractional shares, if any) having an aggregate net asset value equal to the value of the Assets of the Acquired Fund attributable to common shares of the Acquired Fund on such date less the value of the liabilities attributable to such shares of the Acquired Fund on such date, determined as hereinafter provided in this Section 5.

a.        The net asset value of the Merger Shares to be delivered to an Acquired Fund, the value of the Assets of an Acquired Fund, and the value of the liabilities of an Acquired Fund to be assumed by the Acquiring Fund, shall in each case be determined as of the Valuation Time.

b.        The net asset value of the Merger Shares shall be computed by the Acquiring Fund, in cooperation with the Acquired Fund, in the manner set forth in the Prospectus. The value of the assets and liabilities attributable to the common shares of the Acquired Fund shall be determined by the Acquiring Fund, in cooperation with the Acquired Fund, pursuant to procedures which the Acquiring Fund would use in determining the net asset value of the Acquiring Fund’s common shares of beneficial interest.

c.        No adjustment shall be made in the net asset value of either the Acquiring Fund or an Acquired Fund to take into account differences in realized and unrealized gains and losses.

d.        On the Exchange Date, the Acquiring Fund shall assume all liabilities of the Acquired Fund, whether accrued or contingent, in connection with the acquisition of the Assets and liabilities and subsequent liquidation and termination of the Acquired Fund or otherwise, except for the Acquired Fund’s liabilities, if any, arising in connection with this Agreement.

e.        The Acquiring Fund shall issue the Merger Shares (and cash in lieu of fractional shares, if any) to the Acquired Fund. The Acquired Fund shall as soon as practicable distribute the Merger Shares (and cash in lieu of fractional shares, if any) to the shareholders of the Acquired Fund, which shall be accomplished through the establishment of open accounts for the Acquired Fund’s shareholders on the transfer records of the Acquiring Fund. The Acquiring Fund and the Acquired Fund agree to cooperate in the establishment of such open accounts and to provide each other with such information as each may reasonably request in connection therewith. With respect to any Acquired Fund shareholder holding share certificates as of the Exchange Date, such certificates will from and after the Exchange Date be deemed to represent interests in the Merger Shares to be issued to such shareholder in respect of the Acquired Fund shares represented by such certificates. Subject to the Acquiring Fund being informed of certificated Acquired Fund shares in writing by the Acquired Fund, the Acquiring Fund will not permit such Acquired Fund shareholders to receive new book entry interests of common shares of the Acquiring Fund, until such Acquired Fund shareholder has surrendered his or her outstanding certificates evidencing ownership of Acquired Fund shares or, in the event of lost certificates, posted adequate bond. The Acquired Fund, at its own expense, will request its shareholders to surrender their outstanding certificates evidencing ownership of common shares of the Acquired Fund or post adequate bond therefor. Certificates representing the Merger Shares will not be issued to Acquired Fund shareholders.

f.        Each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of Assets, assumption of liabilities and liquidation contemplated herein.

g.        No fractional Merger Shares will be distributed to shareholders of an Acquired Fund and, in lieu of such fractional shares, shareholders of the Acquired Fund will receive cash. In the event a shareholder of an Acquired Fund would be entitled to receive fractional Merger Shares, the Acquiring Fund’s transfer agent will aggregate such fractional Merger Shares, and sell the resulting whole shares on the exchange on which such shares are listed for the account of all the Acquired Fund shareholders, and each the Acquired Fund shareholder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional Merger Shares, the Acquiring Fund’s transfer agent will act directly on behalf of the Acquired Fund’s shareholders entitled to receive fractional shares and will accumulate such fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to Acquired Fund’s shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes).

6.        Expenses, Fees, etc.

a.        Except as otherwise noted below, PIMCO will bear the direct expenses incurred in connection with this Agreement and the transactions contemplated hereby, including, without limitation, costs associated with printing, mailing, and soliciting proxies, drafting the Registration Statement, accounting fees and legal fees and registration fees of the Securities and Exchange Commission and New York Stock Exchange listing fees. Any transaction costs associated with portfolio transactions prior or subsequent to the Merger will be borne by the respective Fund incurring the expense (other than costs borne by PIMCO as part of the unified management fee under the Funds’ investment management agreement). Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of sections 851 and 852 of the Code.

b.        Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to the other party for any damages resulting therefrom, including, without limitation, consequential damages, except as specifically set forth herein.

7.        Meetings of Shareholders; Termination.

a.        The Acquiring Fund agrees to call a meeting of the Acquiring Fund’s shareholders to take place after the effective date of the Registration Statement for the purpose of approving the issuance of additional common shares of the Acquiring Fund.

b.        PKO, as the Acquired Fund, agrees to call a meeting of its shareholders to take place after the effective date of the Registration Statement for the purpose of approving this Agreement and the transactions contemplated hereby.

c.        The Acquiring Fund agrees to file the Registration Statement with the Commission. Each of the Acquired Fund and the Acquiring Fund will cooperate with the other, and each will furnish to the other applicable party the information relating to itself required by the 1933 Act, the 1934 Act and the 1940 Act to be set forth in the Registration Statement.

d.        The Acquired Fund agrees that the liquidation and termination of the Acquired Fund will be effected in the manner provided in the Acquired Fund’s Declaration of Trust, in accordance with applicable law and that after the Exchange Date, the Acquired Fund shall not conduct any business except in connection with their liquidation and termination; provided that, following the liquidation, the Acquired Fund, as nominee for or agent on behalf of the Acquiring Fund, shall take such actions as are set forth in paragraphs (b) and (c) of the Plan of Reorganization.

8.        Conditions to the Acquiring Fund’s Obligations. The obligations of the Acquiring Fund hereunder, with respect to the reorganization of a particular Acquired Fund, shall be subject to (a) performance by the Acquired Fund of all its obligations to be performed hereunder at or before the Exchange Date, (b) all representations and warranties of the Acquired Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Exchange Date, with the same force and effect as if made at and as of the Exchange Date and (c) the following further conditions that, at or before the Exchange Date:

a.        The Acquired Fund shall have furnished to the Acquiring Fund a statement of the Acquired Fund’s Assets and liabilities, with values determined as provided in Section 5 of this Agreement, together with a list of Investments and such Investments’ respective tax costs, all as of the Valuation Time, certified on the Acquired Fund’s behalf by the Acquired Fund’s President (or any Vice President) and Treasurer (or any Assistant Treasurer or Deputy Treasurer), and a certificate of both such officers, dated the Exchange Date, that there has been no material adverse change in the financial position of the Acquired Fund since June 30, 2021, other than changes in the Investments and other Assets since that date or changes in the market value of the Investments and other Assets of the Acquired Fund, or changes due to dividends paid or losses from operations.

b.        The Acquired Fund shall have furnished to the Acquiring Fund a statement, dated the Exchange Date, signed by the Acquired Fund’s President (or any Vice President) and Treasurer (or any Assistant Treasurer or Deputy Treasurer) certifying that as of the Exchange Date all representations and warranties of the Acquired Fund made in this Agreement are true and correct in all material respects as if made at and as of such date and the Acquired Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

c.        As of the Exchange Date, there shall not be any material litigation pending or threatened that would seek to enjoin or otherwise prevent the transactions contemplated by this Agreement.

d.        The Acquiring Fund shall have received an opinion of Ropes & Gray LLP, counsel to the Acquired Fund, dated the Exchange Date (which may be subject to certain qualifications and, with respect to all or some of the following, may indicate that a matter is not free from doubt), to the effect that (i) the Acquired Fund is an unincorporated voluntary association validly existing and in good standing under and by virtue of the laws of The Commonwealth of Massachusetts (commonly known as a Massachusetts business trust) and has the trust power to execute, deliver and perform its obligations under this Agreement; (ii) this Agreement has been duly authorized, executed and delivered by the Acquired Fund and, assuming that the Registration Statement, the Prospectus and the Proxy Statement comply with all applicable provisions of the federal securities laws and assuming due authorization, execution and delivery of the other parties thereto, constitutes a valid and binding obligation of the Acquired Fund, enforceable against the Acquired Fund in accordance with its terms; (iii) except as set forth in this Agreement, the execution and delivery by the Acquired Fund of this Agreement did not, and the consummation of the transactions contemplated hereby will not violate the Acquired Fund Declaration of Trust or the Acquired Fund’s Amended and Restated Bylaws, as amended (the “Acquired Fund Bylaws”), will not violate any provision of the laws of The Commonwealth of Massachusetts or of the federal laws of the United States of America (the “Covered Laws”), and will not result in a breach or violation of, or constitute a default under, any material agreements of the Acquired Fund; and (iv) to such counsel’s knowledge (without any independent inquiry or investigation), under the Covered Laws, no consent, approval, license or exemption by, or order or authorization of, or filing, recording or registration with, any governmental authority is required to be obtained or made by the Acquired Fund in connection with the execution and delivery of this Agreement or the consummation by the Acquired Fund of the transactions contemplated hereby, except (i) such as have been obtained or made prior to the Exchange Date, or (ii) such as may be required under state securities or “blue sky” laws. In connection with the foregoing, it is understood that counsel may rely upon the representations contained in this Agreement, as well as certificates of officers of the Acquired Fund, including certificates with respect to investment restrictions contained in the Acquired Fund Declaration of Trust, the Acquired Fund’s Bylaws or the Registration Statement or Prospectus,

e.        The Acquiring Fund shall have received an opinion of Ropes & Gray LLP (the “Tax Opinion”) dated on the Exchange Date (which opinion will be subject to certain qualifications) reasonably satisfactory to the Acquiring Fund and substantially to the effect that, on the basis of the existing provisions of the Code, the Treasury regulations promulgated thereunder, current administrative rules, and court decisions, while the matter is not free from doubt, for U.S. federal income tax purposes: (i) the transfer by the Acquired Fund of the Assets to the Acquiring Fund in exchange for the Merger Shares (and cash in lieu of fractional shares, if any) and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund, followed by the distribution of the Merger Shares (and cash in lieu of fractional shares, if any) to shareholders of the Acquired Fund in liquidation of the Acquired Fund will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and each of the Acquiring Fund and the Acquired Fund will be “a party to the reorganization” within the meaning of Section 368(b) of the Code; (ii) under Sections 361 and 357 of the Code, the Acquired Fund will not recognize any gain or loss upon the transfer of the Assets to the Acquiring Fund pursuant to this Agreement in exchange solely for the Merger Shares (and cash in lieu of fractional shares, if any) and the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, or upon the distribution of the Merger Shares (and cash in lieu of fractional shares, if any) by the Acquired Fund to its shareholders in liquidation of the Acquired Fund, except for (A) any gain or loss recognized on (1) “section 1256 contracts” as defined in Section 1256(b) of the Code, or (2) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) any other gain or loss that may be required to be recognized (1) as a result of the closing of the tax year of the Acquired Fund, (2) upon the termination of a position, or (3) upon the transfer of an asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code; (iii) under Section 354 of the Code, Acquired Fund’s shareholders will not recognize any gain or loss upon the exchange of their Acquired Fund shares for Merger Shares (and cash in lieu of fractional shares, if any); (iv) under Section 358 of the Code, the aggregate basis in the Merger Shares that the Acquired Fund’s shareholders receive in exchange for their shares of the Acquired Fund will be the same as the aggregate basis of the shares of the Acquired Fund exchanged therefor; (v) under Section 1223(1) of the Code, an Acquired Fund shareholder’s holding period for the Merger Shares received pursuant to the Agreement will include the shareholder’s holding period for the Acquired Fund’s shares exchanged therefor, provided that the shareholder held the Acquired Fund’s shares as capital assets on the date of the exchange; (vi) under Section 1032 of the Code, the Acquiring Fund will not recognize any gain or loss upon the receipt of the Assets solely in exchange for Merger Shares (and cash in lieu of fractional shares, if any) and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund; (vii) under Section 362(b) of the Code, the Acquiring Fund’s tax basis in the Assets will be the same as the Acquired Fund’s tax basis immediately prior to the transfer, increased by any gain or decreased by any loss required to be recognized as described in (ii) above; (viii) under Section 1223(2) of the Code, the holding period of each Asset in the hands of the Acquiring Fund, other than any Asset with respect to which gain or loss is required to be recognized as described in (ii) above, will include the period during which such Asset was held or treated for U.S. federal income tax purposes as held by the Acquired Fund; and (ix) the Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section

381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder. The Tax Opinion will be based upon certain factual representations made by officers of the Acquired Fund and the Acquiring Fund and will also be based on customary assumptions. The opinion may note and distinguish certain published precedent.

f.    As of the Exchange Date, the assets of the Acquired Fund to be acquired by the Acquiring Fund will include no assets which the Acquiring Fund identifies to the Acquired Fund as being unsuitable for the Acquiring Fund to acquire by reason of limitations in the Acquiring Fund Declaration of Trust and Acquiring Fund’s Amended and Restated Bylaws, as amended (the ‘‘Acquiring Fund Bylaws”), or of investment restrictions disclosed in the Registration Statement or the Prospectus in effect on the Exchange Date.

g.    Each of the Acquiring Fund and the Acquired Fund shall have received from the Commission and any relevant state securities administrator such order or orders as are reasonably necessary under the 1933 Act, the 1934 Act, the 1940 Act and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

h.    That all actions taken by the Acquired Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund and Ropes & Gray LLP.

i.    That, prior to the Exchange Date, the Acquired Fund shall have declared a dividend or dividends in an aggregate amount that, together with all previous distributions qualifying for the dividends-paid deduction, shall have the effect of distributing to the shareholders of the Acquired Fund (i) all of the excess of (x) the Acquired Fund’s income excludable from gross income under Section 103 of the Code over (y) the Acquired Fund’s deductions disallowed under Sections 265 and 171 of the Code, (ii) all of the Acquired Fund’s investment company taxable income as defined in Section 852 of the Code (computed without regard to any deduction for dividends paid), and (iii) all of the Acquired Fund’s net capital gain, in each case for the short taxable year beginning July 1, 2021 and ending on the Exchange Date and any prior taxable year to the extent such dividend or dividends are eligible to be treated as paid during such prior year under Section 855(a) of the Code.

j.    The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer (or any Assistant Treasurer or Deputy Treasurer) of the Acquired Fund, as to the Acquired Fund’s tax basis in the assets delivered to the Acquiring Fund pursuant to this Agreement, together with any such other evidence as to such tax cost as the Acquiring Fund may reasonably request.

k.    That the Acquired Fund’s custodian shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held or maintained by such custodians as of the Valuation Time.

l.    The Acquired Fund’s transfer agent shall have provided to the Acquiring Fund (i) the originals or true copies of all of the records of the Acquired Fund in the possession of such transfer agent as of the Exchange Date, (ii) a certificate setting forth the number of shares of the Acquired Fund outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any shares of the Acquired Fund and the number of shares held of record by each such shareholder.

m.        All of the issued and outstanding shares of beneficial interest of the Acquired Fund shall have been offered for sale and sold in conformity with all applicable state securities or blue sky laws (including any applicable exemptions therefrom) and, to the extent that any audit of the records of the Acquired Fund or its transfer agent by the Acquiring Fund or its agents shall have revealed otherwise, either (i) the Acquired Fund shall have taken all actions that in the opinion of the Acquiring Fund or Ropes & Gray LLP are necessary to remedy any prior failure on the part of the Acquired Fund to have offered for sale and sold such shares in conformity with such laws or (ii) the Acquired Fund shall have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of the Acquiring Fund in amounts sufficient and upon terms satisfactory, in the opinion of the Acquiring Fund or Ropes & Gray LLP, to indemnify the Acquiring Fund against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of the Acquired Fund to have offered and sold such shares in conformity with such laws.

n.        The issuance of the Merger Shares shall have been approved by the requisite votes of the holders of the outstanding shares of beneficial interest of the Acquiring Fund entitled to vote.

o.        Solely with respect to PKO as the Acquired Fund, that this Agreement and Plan of Reorganization shall have been approved by the requisite votes of holders of the outstanding shares of beneficial interest of the Acquired Fund entitled to vote.

p.        Solely with respect to PKO as the Acquired Fund, that the reorganization of PCI into PDI shall have been, or shall concurrently be, consummated pursuant to the terms of this Agreement.

q.        The Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund, threatened by the Commission.

r.        The Merger Shares shall have been accepted for listing by the New York Stock Exchange.

9.        Conditions to the Acquired Fund’s Obligations. The obligations of a particular Acquired Fund hereunder shall be subject to (a) performance by the Acquiring Fund of all its obligations to be performed hereunder at or before the Exchange Date, (b) all representations and warranties of the Acquiring Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Exchange Date, with the same force and effect as if made at and as of the Exchange Date, and (c) the following further conditions that, at or before the Exchange Date:

a.        The Acquiring Fund shall have furnished to the Acquired Fund a statement of the Acquiring Fund’s net assets, together with a list of portfolio holdings with values determined as provided in Section 5, all as of the Valuation Time, certified on the Acquiring Fund’s behalf by the Acquiring Fund’s President (or any Vice President) and Treasurer (or any Assistant Treasurer or Deputy Treasurer), and a certificate of both such officers, dated the Exchange Date, to the effect that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of the Acquiring Fund since June 30, 2020, other than changes in its portfolio securities since that date, changes in the market value of the portfolio securities, or changes due to dividends paid or losses from operations.

b.        The Acquiring Fund shall have executed and delivered to the Acquired Fund an Assumption of Liabilities dated as of the Exchange Date, pursuant to which the Acquiring Fund will assume all of the liabilities of the Acquired Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement, other than liabilities arising in connection with this Agreement.

c.        The Acquiring Fund shall have furnished to the Acquired Fund a statement, dated the Exchange Date, signed by the Acquiring Fund’s President (or any Vice President) and Treasurer (or any Assistant Treasurer or Deputy Treasurer) certifying that as of the Exchange Date all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects as if made at and as of such date, and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such date,

d.        As of the Exchange Date, there shall not be any material litigation pending or threatened that would seek to enjoin or otherwise prevent the transactions contemplated by this Agreement.

e.        The Acquired Fund shall have received an opinion of Ropes & Gray LLP, counsel to the Acquiring Fund, and dated the Exchange Date (which may be subject to certain qualifications and, with respect to some or all of the following, may indicate that a matter is not free from doubt), to the effect that (i) the Acquiring Fund is an unincorporated voluntary association validly existing and in good standing under and by virtue of the laws of The Commonwealth of Massachusetts (commonly known as a Massachusetts business trust) and has the trust power to execute, deliver and perform its obligations under this Agreement; (ii) the Merger Shares to be delivered to the Acquired Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and, except as described in the Registration Statement, nonassessable by the Acquiring Fund and no shareholder of the Acquiring Fund has any preemptive right to subscription or purchase in respect thereof; (iii) this Agreement has been duly authorized, executed and delivered by the Acquiring Fund and, assuming that the Registration Statement, the Prospectus and the Proxy Statement comply with all applicable provisions of the federal securities laws and assuming due authorization, execution and delivery of the other parties thereto, constitutes a valid and binding obligation of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms; (iv) except as set forth in this Agreement, the execution and delivery by the Acquiring Fund of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Acquiring Fund Declaration of Trust or the Acquiring Fund Bylaws, will not violate any provision of the Covered Laws, and will not result in a breach or violation of, or constitute a default under, any material agreements of the Acquiring Fund; (v) to such counsel’s knowledge (without any independent inquiry or investigation), under the Covered Laws, no consent, approval, license or exemption by, or order or authorization of, or filing, recording or registration with, any governmental authority is required to be obtained or made by the Acquiring Fund in connection with the execution and delivery of this Agreement or the consummation by the Acquiring Fund of the transactions contemplated hereby, except (i) such as have been obtained or made prior to the Exchange Date, or (ii) such as may be required under state securities or “blue sky” laws; and (vi) the Registration Statement has been declared effective under the 1933 Act, and based solely upon oral inquiries to the Commission staff, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for any such purposes is pending or threatened by the Commission. In connection with the foregoing, it is understood that counsel may rely upon the representations contained in this Agreement as well as certificates of officers of the Acquiring Fund, including certificates with respect to investment restrictions contained in the Acquiring Fund Declaration of Trust, the Acquiring Fund Bylaws or the Registration Statement or Prospectus.

f.        The Acquired Fund shall have received a Tax Opinion of Ropes & Gray LLP (the substance of which is described above in Section 8(e)), dated the Exchange Date, reasonably satisfactory to the Acquired Fund. The Tax Opinion will be based upon certain factual representations made by officers of the Acquired Fund and Acquiring Fund and will also be based on customary assumptions. The Tax Opinion may note and distinguish certain published precedent.

g.        All of the issued and outstanding shares of beneficial interest of the Acquiring Fund shall have been offered for sale and sold in conformity with all applicable state securities or blue sky laws (including any applicable exemptions therefrom) and, to the extent that any audit of the records of the Acquiring Fund or its transfer agent by the Acquired Fund or its agents shall have revealed otherwise, either (i) the Acquiring Fund shall have taken all actions that in the opinion of the Acquired Fund or Ropes & Gray LLP are necessary to remedy any prior failure on the part of the Acquiring Fund to have offered for sale and sold such shares in conformity with such laws or (ii) the Acquiring Fund shall have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of the Acquired Fund in amounts sufficient and upon terms satisfactory, in the opinion of the Acquired Fund or Ropes & Gray LLP, to indemnify the Acquired Fund against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of the Acquiring Fund to have offered and sold such shares in conformity with such laws.

h.        That all actions taken by the Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquired Fund and Ropes & Gray LLP.

i.        That the Acquiring Fund shall have received from the Commission and any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

j.        That the issuance of the Merger Shares shall have been approved by the requisite votes of the holders of the outstanding shares of beneficial interest of the Acquiring Fund entitled to vote.

k.        Solely with respect to PKO as the Acquired Fund, that the reorganization of PCI into PDI shall have been, or shall concurrently be, consummated pursuant to the terms of this Agreement.

l.        Solely with respect to PKO as the Acquired Fund, that this Agreement and Plan of Reorganization shall have been approved by the requisite votes of holders of the outstanding shares of beneficial interest of the Acquired Fund entitled to vote.

m.        That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund, threatened by the Commission.

n.        The Merger Shares shall have been accepted for listing by the New York Stock Exchange.

10.        Indemnification.

a.        The Acquired Fund shall indemnify and hold harmless, out of the assets of the Acquired Fund (which shall be deemed to include the assets of the Acquired Fund represented by the Merger Shares (and cash in lieu of fractional shares, if any) following the Exchange Date) but no other assets, the Acquiring Fund and the trustees and officers of the Acquiring Fund (for purposes of this Section 10(a), the “Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the Acquired Fund contained in this Agreement, the Registration Statement, the Prospectus or the Proxy Statement or any amendment or supplement to any of the foregoing, or arising out of or based upon the omission or alleged omission to state in any of the foregoing a material fact relating to the Acquired Fund required to be stated therein or necessary to make the statements relating to the Acquired Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of the Acquired Fund. The indemnified Parties will notify the Acquired Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(a). The Acquired Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(a), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and if the Acquired Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their expense. An Acquired Fund’s obligation under this Section 10(a) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that the Acquired Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(a) without the necessity of the Indemnified Parties’ first paying the same.

b.        The Acquiring Fund shall indemnify and hold harmless, out of the assets of the Acquiring Fund but no other assets, the Acquired Fund and the trustees and officers of the Acquired Fund (for purposes of this Section 10(b), the ‘‘Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the Acquiring Fund contained in this Agreement, the Registration Statement, the Prospectus or the Proxy Statement or any amendment or supplement to any thereof, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact relating to the Acquiring Fund required to be stated therein or necessary to make the statements relating to the Acquiring Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of the Acquiring Fund. The Indemnified Parties will notify the Acquiring Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(b). The

Acquiring Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(b), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and, if the Acquiring Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. The Acquiring Fund’s obligation under this Section 10(b) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that the Acquiring Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(b) without the necessity of the Indemnified Parties’ first paying the same.

11.        No Broker, etc. The Acquired Fund and the Acquiring Fund represents that there is no person who has dealt with it who, by reason of such dealings, is entitled to any broker’s or finder’s or other similar fee or commission arising out of the transactions contemplated by this Agreement.

12.        Termination. The Acquired Fund and the Acquiring Fund may, by mutual consent of the trustees on behalf of each of the Acquiring Fund and the Acquired Fund, terminate this Agreement with respect to a particular Acquired Fund. If the transactions contemplated by this Agreement have not been substantially completed by December 31, 2021, this Agreement shall automatically terminate on that date unless a later date is agreed to by the Acquired Fund and the Acquiring Fund.

13.        Covenants, etc. Deemed Material. All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

14.        Further Covenants. Each of the Acquiring Fund and the Acquired Fund further agrees that unless such delivery is otherwise waived by the Acquiring Fund, the Acquired Fund agrees to deliver to the Acquiring Fund, within a reasonable period of time following the Exchange Date, a letter from the Trust’s independent registered public accounting firm in form and substance reasonably satisfactory to the Acquiring Fund, relating to such matters and the performance of such procedures, if any, as may be agreed upon by the officers of the Acquired Fund, the Acquiring Fund and such independent registered public accounting firm.

15.        Sole Agreement; Amendments; Governing Law. This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except as provided by Section 16 hereto, and shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts.

16.        Amendment. This Agreement contains the entire agreement of the parties with respect to the transactions contemplated by the Agreement and may be amended by mutual consent of the parties in writing at any time; provided, however, that there shall not be any amendment that by law requires approval by the shareholders of a party without obtaining such approval.

17.        Waiver. At any time on or prior to the Exchange Date, the Acquired Fund or the Acquiring Fund, after consultation with counsel and by consent of its trustees or an officer authorized by such trustees, may waive any condition to its respective obligations hereunder.

18.        Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the written consent of the other patty. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

19.        Notices. Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be addressed to the Acquired Fund or an Acquiring Fund, as applicable, and shall be given in writing by electronic mail (Ryan.Leshaw@pimco.com), or by courier or certified mail care of PIMCO, at 650 Newport Center Drive, Newport Beach, CA 92660.

20.        Recourse. All persons dealing with the Acquiring Fund or the Acquired Fund must look solely to the property of such Fund for the enforcement of any claims against such Fund, as neither the trustees, directors, officers, agents nor shareholders of the Funds assume any liability for obligations entered into on behalf of any of the Funds.

21.        Headings. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

22.        Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

23.        Notice Regarding Declaration of Trust. A copy of the Acquiring Fund Declaration of Trust and the Acquired Fund Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed by the President of the Acquiring Fund on behalf of the Acquiring Fund, and the President of the Acquired Fund on behalf of the Acquired Fund, as an officer of such fund and not individually and that the obligations of this instrument are not binding upon any of the trustees, officers or shareholders of the Acquiring Fund or the Acquired Fund individually but are binding only upon the assets and property of the Acquiring Fund and the Acquired Fund, as the case may be.

[REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.

PIMCO Income Opportunity Fund

By:
Name:
Title:	President

PIMCO Dynamic Credit and Mortgage Income Fund

By:
Name:
Title:	President

PIMCO Dynamic Income Fund

By:
Name:
Title:	President

Agreed and accepted as to Section 6 only:

Pacific Investment Management Company LLC

By:
Name
Title:

APPENDIX B - SECURITY OWNERSHIP OF CERTAIN BENEFICIAL AND RECORD OWNERS

The following tables provide information about the persons or entities who, to the knowledge of each Fund, owned beneficially or of record 5% or more of any class of that Fund’s outstanding shares as of June 10, 2021:

PKO

Class	Name and Address of Owner	Percentage of Ownership of Record	Estimated Pro Forma Percentage of Ownership of PDI after Reorganization of Target Funds into PDI
Common Shares	Charles Schwab & Co Inc 101 Montgomery St San Francisco, CA 94104-4151	14.05%	12.48%
Common Shares	Merrill Lynch Professional Clearing Corp. 222 Broadway New York, NY 10038	5.77%	7.76%
Common Shares	Morgan Stanley Smith Barney Harborside Financial Center,Plaza 2 Jersey City, NJ 07311	13.73%	13.26%
Common Shares	National Financial Services LLC 200 Liberty St, One World Financial Center New York, NY 10281-1003	18.41%	17.42%
Common Shares	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-000	6.82%	6.31%
Common Shares	TD Ameritrade Inc Po Box 2226 Omaha, NE 68103-2226	11.04%	8.82%

As of the Record Date, the trustees and officers of PKO as a group owned less than 1% of the total outstanding shares of PKO and as a group owned less than 1% of each class of shares of PKO.

PCI

Class	Name and Address of Owner	Percentage of Ownership of Record	Estimated Pro Forma Percentage of Ownership of PDI after Reorganization of Target Funds into PDI
Common Shares	Charles Schwab & Co Inc 101 Montgomery St San Francisco, CA 94104-4151	11.19%	12.48%
Common Shares	Merrill Lynch Professional Clearing Corp. 222 Broadway New York, NY 10038	7.33%	7.76%
Common Shares	Morgan Stanley Smith Barney Harborside Financial Center,Plaza 2 Jersey City, NJ 07311	14.98%	13.26%
Common Shares	National Financial Services LLC 200 Liberty St, One World Financial Center New York, NY 10281-1003	16.89%	17.42%
Common Shares	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-000	6.32%	6.31%
Common Shares	TD Ameritrade Inc Po Box 2226 Omaha, NE 68103-2226	7.89%	8.82%
Common Shares	Wells Fargo Clearing Services, LLC 1 North Jefferson Ave Saint Louis, MO 63103-2523	5.05%	4.22%

As of the Record Date, the trustees and officers of PCI as a group owned less than 1% of the total outstanding shares of PCI and as a group owned less than 1% of each class of shares of PCI.

PDI

Class	Name and Address of Owner	Percentage of Ownership of Record	Estimated Pro Forma Percentage of Ownership of PDI after Reorganization of Target Funds into PDI
Common Shares	Charles Schwab & Co Inc 101 Montgomery St San Francisco, CA 94104-4151	14.30%	12.48%
Common Shares	Merrill Lynch Professional Clearing Corp. 222 Broadway New York, NY 10038	9.07%	7.76%
Common Shares	Morgan Stanley Smith Barney Harborside Financial Center,Plaza 2 Jersey City, NJ 07311	10.10%	13.26%
Common Shares	National Financial Services LLC 200 Liberty St, One World Financial Center New York, NY 10281-1003	18.07%	17.42%
Common Shares	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-000	6.16%	6.31%
Common Shares	TD Ameritrade Inc Po Box 2226 Omaha, NE 68103-2226	9.83%	8.82%

As of the Record Date, the trustees and officers of PDI as a group owned less than 1% of the total outstanding shares of PDI and as a group owned less than 1% of each class of shares of PDI.

YOUR VOTE IS IMPORTANT NO MATTER HOW
MANY SHARES YOU OWN.  THE MATTERS WE
ARE SUBMITTING FOR YOUR CONSIDERATION
ARE SIGNIFICANT TO THE FUND AND  TO YOU
AS A FUND SHAREHOLDER. PLEASE TAKE  THE
TIME TO READ THE PROXY  STATEMENT AND
CAST YOUR PROXY VOTE TODAY!

PROXY IN CONNECTION WITH THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON August 6, 2021

The undersigned holder(s) of common shares of PIMCO Dynamic Income Fund (the “Fund”), hereby appoint(s) Ryan G. Leshaw, Colleen D. Miller and Wu-Kwan Kit, or any of them, each with full power of substitution, as the proxy or proxies for the undersigned to: (i) attend the Special Meeting of Shareholders of the Fund (the “Special Meeting”) to be held at the offices of Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660, on August 6, 2021 beginning at 9:00 am Pacific Time, and any adjournment(s) or postponement(s) thereof; and (ii) cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Special Meeting. The undersigned acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement dated June [     ], 2021. The undersigned hereby revokes any prior proxy given with respect to the Special Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

IF YOU ELECT TO VOTE BY MAIL, PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON August 6, 2021. The Proxy Statement is also available at https://vote.proxyonline.com/PIMCOFunds/docs/PDI_PKO_PROXY.pdf.

PROXY CARD
PIMCO DYNAMIC INCOME FUND – COMMON SHARES
YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

	SIGNATURE (AND TITLE IF APPLICABLE)	DATE

	SIGNATURE (IF HELD JOINTLY)	DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: 🌑

FOR	AGAINST	ABSTAIN

PROPOSAL

1.   To approve the issuance of additional common shares of beneficial interest of PIMCO Dynamic Income Fund (“PDI”) to be issued to the common shareholders of PIMCO Income Opportunity Fund (“PKO”) and PIMCO Dynamic Credit and Mortgage Income Fund (“PCI”) in connection with the acquisition by PDI of all of the assets and liabilities of each of PKO and PCI.

O	O	O
2. To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PROXY IN CONNECTION WITH THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON August 6, 2021

The undersigned holder(s) of common shares of PIMCO Income Opportunity Fund (the “Fund”), hereby appoint(s) Ryan G. Leshaw, Colleen D. Miller and Wu-Kwan Kit, or any of them, each with full power of substitution, as the proxy or proxies for the undersigned to: (i) attend the Special Meeting of Shareholders of the Fund (the “Special Meeting”) to be held at the offices of Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660, on August 6, 2021 beginning at 9:00 am Pacific Time, and any adjournment(s) or postponement(s) thereof; and (ii) cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Special Meeting. The undersigned acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement dated June [    ], 2021. The undersigned hereby revokes any prior proxy given with respect to the Special Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

IF YOU ELECT TO VOTE BY MAIL, PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON August 6, 2021. The Proxy Statement is also available at https://vote.proxyonline.com/PIMCOFunds/docs/PDI_PKO_PROXY.pdf.

PROXY CARD
PIMCO INCOME OPPORTUNITY FUND – COMMON SHARES
YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

	SIGNATURE (AND TITLE IF APPLICABLE)	DATE

	SIGNATURE (IF HELD JOINTLY)	DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: 🌑

	FOR	AGAINST	ABSTAIN
PROPOSAL 1. To approve an Agreement and Plan of Reorganization pursuant to which PIMCO Income Opportunity Fund would be reorganized with and into PIMCO Dynamic Income Fund.	O	O	O
2. To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS

SUBJECT TO COMPLETION, DATED JUNE 29, 2021

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE REORGANIZATIONS OF

PIMCO INCOME OPPORTUNITY FUND (“PKO”)

and

PIMCO DYNAMIC CREDIT AND MORTGAGE INCOME FUND (“PCI”)

with and into

PIMCO DYNAMIC INCOME FUND (“PDI”)

Dated June [    ], 2021

This Statement of Additional Information of PDI (the “SAI”) is available to the shareholders of PKO and PCI (each, a “Target Fund” and, together, the “Target Funds”), in connection with proposed reorganizations (the “Reorganizations”) of each Target Fund with and into PDI (together with the Target Funds, the “Funds”). Each Reorganization involves (i) the transfer of all of the assets of each Target Fund to PDI in exchange for common shares of beneficial interest (“common shares”) of PDI of equal aggregate net asset value (the “Merger Shares”) and cash in lieu of fractional Merger Shares, if any; (ii) the assumption by PDI of all liabilities of each Target Fund; (iii) the distribution of Merger Shares (and cash in lieu of fractional Merger Shares, if any) pro rata to the shareholders of each Target Fund in complete liquidation of the Target Fund; and (iv) the subsequent termination and dissolution of the Target Funds. The Reorganizations are described in further detail in the Joint Proxy Statement/Prospectus dated June [    ], 2021 (the “Proxy Statement/Prospectus”)

Each Fund is a diversified, closed-end management investment company. Pacific Investment Management Company LLC (“PIMCO”), 650 Newport Center Drive, Newport Beach, California 92660, is the investment manager to the Funds.

This SAI is not a prospectus. A copy of the Proxy Statement/Prospectus relating to the Reorganizations of the Target Funds may be obtained, without charge, at pimco.com/closedendfunds, by writing to the Funds at 650 Newport Center Drive Newport Beach, California 92660 or by calling toll free 844-337-4626. This SAI should be read in conjunction with the Proxy Statement/Prospectus.

TABLE OF CONTENTS

DOCUMENTS INCORPORATED BY REFERENCE, INCLUDING FINANCIAL STATEMENTS	S-3

SUPPLEMENTAL FINANCIAL INFORMATION	S-3

DOCUMENTS INCORPORATED BY REFERENCE, INCLUDING FINANCIAL STATEMENTS

This Statement of Additional Information of PDI incorporates by reference the following documents, each of which was filed electronically with the U.S. Securities and Exchange Commission:

Statements of Additional Information for the Funds

●	The Statement of Additional Information of PCI, dated October 27, 2020, as supplemented (File No. 333-249684);

●	The Statement of Additional Information of PKO, dated February 12, 2021, as supplemented (File No. 333-217470);

●	The Statement of Additional Information of PDI, dated November 19, 2020, as supplemented (File No. 333-250288);

Financial Statements and Highlights for the Funds

●

The audited financial statements and related independent registered public accounting firm’s report for each Fund and the financial highlights for each Fund contained in the Funds’ Annual Report to shareholders of the Funds for the fiscal year ended June 30, 2020 (Accession Number 0001193125-20-234812); and

●

The financial statements for each Fund and the financial highlights for each Fund contained in the Funds’ Semi-Annual Report to shareholders of the Funds for the period ended December 31, 2020 (Accession Number 0001193125-21-068764).

No other parts of the Funds’ Annual or Semi-Annual Reports are incorporated by reference herein.

SUPPLEMENTAL FINANCIAL INFORMATION

Rule 6-11(d)(2) under Regulation S-X requires that, with respect to any fund acquisition, registered investment companies must provide certain supplemental financial information in lieu of pro forma financial statements required by Regulation S-X. For this reason, pro forma financial statements of PDI are not included in this SAI.

A table showing the current fees of PDI and each Target Fund, and the fees and expenses of the Combined Fund on a pro forma basis after giving effect to the Reorganizations, is included in the section entitled “Proposals—Issuance of Merger Shares and Approval of Reorganization—Comparison of Fees and Expenses” of the Proxy Statement/Prospectus.

The Reorganizations will not result in a material change to the Target Funds’ investment portfolios due to investment restrictions of PDI. As a result, a schedule of investments of each Target Fund modified to show the effects of the change is not required and is not included. Notwithstanding the foregoing, changes may be made to each Target Fund’s portfolio in advance of the Reorganizations and/or the Combined Fund’s portfolio following the Reorganizations.

There are no material differences in accounting policies of the Target Funds as compared to those of PDI.

PART C

OTHER INFORMATION

Item 15. Indemnification

Reference is made to Article VIII, Sections 1 through 4, of the Registrant’s Amended and Restated Agreement and Declaration of Trust.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust’s Amended and Restated Agreement and Declaration of Trust, its Amended and Restated Bylaws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits

(1) Charter of Registrant

a.	Amended and Restated Agreement and Declaration of Trust dated May 7, 2012. (1)
b.	Notice of Change of Trustee and Principal Address dated September 5, 2014. (2)
c.	Notice of Change of Trustees dated January 16, 2019. (3)
d.	Notice of Change of Trustee dated January 8, 2020. (5)
e.	Notice of Change of Trustees dated July 9, 2020. (5)
f.	Notice of Change of Trustees dated January 29, 2021. (7)

(2) By-laws

a.	Amended and Restated Bylaws of Registrant dated May 7, 2012. (1)

(3) Voting Trust Agreement – None

(4) Agreement of Reorganization

a.	Form of Agreement and Plan of Reorganization – Filed as an Appendix to the Proxy Statement/Prospectus.

(5) Instruments Defining the Rights of Holders of the Securities being Registered

a.	Article III (Shares) and Article V (Shareholders’ Voting Powers and Meetings) of the Amended and Restated Agreement and Declaration of Trust. (1)
b.	Article 10 (Shareholders’ Voting Powers and Meetings) of the Amended and Restated Bylaws of Registrant. (1)
c.	Form of Share Certificate of the Common Shares. (1)

(6) Investment Advisory Contracts

a.	Investment Management Agreement between Registrant and Pacific Investment Management Company LLC dated September 5, 2014. (2)

b.	Investment Management Agreement between PDILS I LLC and PIMCO Investment Management Company LLC dated May 8, 2018. (3)

(7) Distribution Contracts

a.	Amended & Restated Sales Agreement between Registrant and JonesTrading Institutional Services LLC dated November 8, 2019. (4)
b.	Amendment dated January 8, 2020 to Amended & Restated Sales Agreement between Registrant and JonesTrading Institutional Services LLC. (5)

(8) Bonus or Profit Sharing Contracts – None

(9) Custodian Agreements

a.	Custodian Agreement between Registrant and State Street Bank & Trust Co. dated April 16, 2012. (2)
b.	Amendment to Custodian Agreement between Registrant and State Street Bank & Trust Co. dated September 5, 2014. (2)

(10) Rule 12b-1 and Rule 18f-3 Plans – None

(11) Opinion of Counsel Regarding Legality of the Securities Being Registered. (9)

(12) Tax Opinion – To be filed by amendment.

(13) Other Material Contracts

a.	Transfer Agency Services Agreement between Registrant and American Stock Transfer & Trust Company, LLC dated April 19, 2016. (2)
b.	Amendment to Transfer Agency and Registrar Services Agreement dated July 29, 2016. (6)
c.	Amendment to Transfer Agency and Registrar Services Agreement dated December 13, 2018. (3)
d.	Amendment to Transfer Agency and Registrar Services Agreement dated December 15, 2020. (8)
e.	Support Services Agreement between Registrant and PIMCO Investments LLC dated April 4, 2012, as amended May 23, 2012, January 4, 2013 and September 5, 2014. (2)
f.	Offering Expenses Agreement between Registrant and Pacific Investment Management Company LLC dated September 17, 2020. (5)

(14) Other Opinions

a.	Consent of Independent Registered Public Accounting Firm. (10)

(15) Omitted Financial Statements – None

(16) Powers of Attorney

a.	Powers of Attorney for Sarah Cogan, Deborah A. DeCotis, David Fisher, Hans W. Kertess, Joseph B. Kittredge, Jr., John C.Maney, William B. Ogden, IV and Alan Rappaport. (8)
b.	Power of Attorney for Eric D. Johnson. (3)
c.	Power of Attorney for Bijal Parikh. (7)
d.	Certified Resolution of the Board of Trustees of Registrant. (9)

(17) Additional Exhibits – None

(1)     Incorporated by reference to Pre-Effective Amendment No.  3 the Registrant’s Registration Statement on Form  N-2, Registration Nos. 333-179887 and 811-22673 (filed on May 11, 2012).

(2)     Incorporated by reference to Pre-Effective Amendment No.  1 to the Registrant’s Registration Statement on Form N-2, Registration No.  333-215573 and 811-22673 (filed on March 23, 2017).

(3)     Incorporated by reference to Pre-Effective Amendment No.  1 to the Registrant’s Registration Statement on Form N-2, Registration No.  333- 227489 and 811-22673 (filed on November 4, 2019).

(4)     Incorporated by reference to Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2, Registration No. 333-227489 and 811-22673 (filed on November 14, 2019).

(5)     Incorporated by reference to the Registrant’s Registration Statement on Form N-2, Registration Nos. 333-250288 and 811-22673 (filed on November 19, 2020).

(6)      Incorporated by reference to Post-Effective Amendment No. 2 to PIMCO Income Opportunity Fund Registration Statement on Form N-2, Registration Nos. 333-235485, 811-22121 (filed October 28, 2020).

(7)      Incorporated by reference to Pre-Effective Amendment No.  1 to PIMCO Income Opportunity Fund Registration Statement on Form N-2, Registration Nos. 333-248710, 811-22121 (filed February 8, 2021).

(8)     Incorporated by reference to the Registrant’s Registration Statement on Form N-14, Registration No. 333-255986 (filed May 10, 2021).

(9)    Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-14, Registration Nos. 333-255986, 811-22673 (filed June 28, 2021).

(10)    Filed herewith.

Item 17. Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933 [17 CFR 230.145(c)], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned registrant agrees to file, by post-effective amendment, opinions of counsel supporting the tax consequences of the Reorganizations within a reasonably prompt time after receipt of such opinions.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Boston, Massachusetts, on the 29th day of June, 2021.

PIMCO DYNAMIC INCOME FUND
By: Eric D. Johnson*, President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date
Sarah E. Cogan*	Trustee	June 29, 2021
Deborah A. DeCotis*	Trustee	June 29, 2021
David Fisher*	Trustee	June 29, 2021
Hans W. Kertess *	Trustee	June 29, 2021
Joseph B. Kittredge, Jr.*	Trustee	June 29, 2021
John C. Maney*	Trustee	June 29, 2021
William B. Ogden, IV*	Trustee	June 29, 2021
Alan Rappaport*	Trustee	June 29, 2021
Eric D. Johnson*	President (Principal Executive Officer)	June 29, 2021
Bijal Parikh*	Treasurer (Principal Financial and Accounting Officer)	June 29, 2021

*By:	/s/ David C. Sullivan
David C. Sullivan
as attorney-in-fact

*Pursuant to Powers of Attorney.

EXHIBIT INDEX

14	Consent of Independent Registered Public Accounting Firm.

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